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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-5410

ING Prime Rate Trust

(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd., Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

CT Corporation System, 101 Federal Street, Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end:	February 28

Date of reporting period:	February 28, 2007

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Funds

Annual Report

February 28, 2007

ING Prime Rate Trust

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This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds' investment objectives, risks, charges, expenses and other information. This information should be read carefully.

ING Prime Rate Trust

ANNUAL REPORT

February 28, 2007

Table of Contents

Portfolio Managers' Report	2

Report of Independent Registered Public Accounting Firm	7

Statement of Assets and Liabilities	8

Statement of Operations	9

Statements of Changes in Net Assets	10

Statement of Cash Flows	11

Financial Highlights	12

Notes to Financial Statements	13

Portfolio of Investments	25

Shareholder Meeting Information	59

Additional Information	60

Tax Information	62

Trustee and Officer Information	63

Advisory Contract Approval Discussion	68

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ING Prime Rate Trust

PORTFOLIO MANAGERS' REPORT

Dear Shareholders:

ING Prime Rate Trust (the "Trust") is a diversified, closed-end management investment company that seeks to provide investors with as high a level of current income as is consistent with the preservation of capital. The Trust seeks to achieve this objective by investing, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in U.S. dollar denominated floating rate secured senior loans.

PORTFOLIO CHARACTERISTICS AS OF FEBRUARY 28, 2007
Net Assets	$1,109,538,952
Total Assets	$1,878,156,056
Assets Invested in Senior Loans	$1,829,047,888
Senior Loans Represented	563
Average Amount Outstanding per Loan	$3,248,753
Industries Represented	39
Average Loan Amount per Industry	$46,898,664
Portfolio Turnover Rate (YTD)	60%
Weighted Average Days to Interest Rate Reset	40
Average Loan Final Maturity	64 months
Total Leverage as a Percentage of Total Assets (including Preferred Shares)	38.92%

PERFORMANCE SUMMARY

The Trust declared $0.14 of dividends during the fourth fiscal quarter and $0.55 for the year ended February 28, 2007. Based on the average month-end net asset value ("NAV") per share of $7.56, this resulted in an annualized distribution rate of 7.50%(1) for the quarter and 7.39%(1) for the year. The Trust's total net return for the fourth fiscal quarter, based on NAV, was 3.30%, versus a total gross return on the S&P/LSTA Leveraged Loan Index ("LLI")(2) of   2.29% for the same quarter. For the year, the Trust's total net return, based on NAV was 8.85% versus 7.02% gross return for the LLI. The total market value return (based on full reinvestment of dividends) for the Trust's common shares during the fourth fiscal quarter was 4.92% and 13.84% for the year ended February 28, 2007.

PORTFOLIO REVIEW

The Trust's performance during the fiscal quarter and year ended February 28, 2007 was attributable to a combination of factors, including the avoidance of material downside credit volatility (the Trust was not impaired by those defaults that did occur in the LLI during the period), a continued emphasis on the better performing issuers and sectors, and generally buoyant conditions across the global leveraged loan market.

(1)  The distribution rate is calculated by annualizing dividends declared during the period and dividing the resulting annualized dividend by the Trust's average net asset value (in the case of NAV) or the average month-end NYSE Composite closing price (in the case of Market). The distribution rate is based solely on the actual dividends and distributions, which are made at the discretion of management. The distribution rate may or may not include all investment income and ordinarily will not include capital gains or losses, if any.

(2)  The LLI is an unmanaged total return index that captures accrued interest, repayments, and market value changes. It represents a broad cross section of leveraged loans syndicated in the United States, including dollar-denominated loans to overseas issuers. Standard & Poor's and the Loan Syndications and Trading Association ("LSTA")conceived the LLI to establish a performance benchmark for the syndicated leveraged loan industry. An investor cannot invest directly in an index.

ING Prime Rate Trust

PORTFOLIO MANAGERS' REPORT (continued)

Although risk levels have become elevated somewhat across the high yield markets (discussed below), the overall loan market environment remained healthy during the period. Indeed, loans exhibited remarkable resiliency in the face of the turmoil that roiled other capital markets late in the fiscal quarter. Importantly, the loan market also recently regained its relative balance as new institutional loan supply rose to a record $137 billion during the first quarter (a 79% increase over the year-earlier period). Due to a continually robust level of investor demand, a consistent supply of new loans is crucial to maintaining equilibrium and fostering a stable credit spread environment. A constructive fundamental credit backdrop also proved positive investor sentiment as the trailing twelve-month default rate (by number of issuers) declined to a new recorded low of 0.46% (2.09% at February 28, 2006).

Individual credit selection and sector positioning also added to returns during the period. The Trust held meaningful positions in the top five contributing loans to LLI returns during the fiscal year, and did not hold — or took no losses on — any of the five greatest detractors. A general underweight of the auto supplier and real estate/construction sectors also positively impacted results as these sectors continue to exhibit much higher volatility profiles than the LLI at large.

USE OF LEVERAGE

The Trust utilizes financial leverage to seek to increase the yield to the holders of common shares. As of February 28, 2007, the Trust had $450 million of "Aaa/AAA(3)" rated cumulative auction rate preferred shares outstanding, and $281 million of borrowings outstanding under $625 million in available credit facilities. Total leverage, as a percentage of total assets (including preferred shares), was 38.92% at period end. The use of leverage for investment purposes increases both investment opportunity and investment risk.

TOP TEN INDUSTRY SECTORS AS OF FEBRUARY 28, 2007 AS A PERCENTAGE OF:
	TOTAL ASSETS	NET ASSETS
Healthcare, Education and Childcare	8.3%	14.0%
North American Cable	7.6%	12.9%
Chemicals, Plastics & Rubber	5.9%	10.0%
Utilities	5.4%	9.2%
Printing & Publishing	5.4%	9.1%
Leisure, Amusement, Entertainment	5.1%	8.6%
Oil & Gas	4.8%	8.2%
Retail Stores	4.5%	7.7%
Data and Internet Services	3.7%	6.2%
Beverage, Food & Tobacco	3.2%	5.4%

Portfolio holdings are subject to change daily.

TOP TEN SENIOR LOAN ISSUERS AS OF FEBRUARY 28, 2007 AS A PERCENTAGE OF:
	TOTAL ASSETS	NET ASSETS
Charter Communications Operating, LLC	2.9%	4.9%
Metro-Goldwyn-Mayer, Inc.	2.2%	3.7%
Georgia Pacific Corporation	1.7%	2.9%
Sungard Data Systems, Inc.	1.5%	2.6%
NRG Energy, Inc.	1.5%	2.5%
West Corp.	1.3%	2.2%
CSC Holdings, Inc. (Cablevision)	1.2%	2.1%
ARAMARK	1.1%	1.9%
Idearc, Inc.	1.1%	1.9%
Advance Micro Devices	1.0%	1.6%

Portfolio holdings are subject to change daily.

(3)  Obligations rated Aaa by Moody's Investors Service are judged to be of the highest quality, with minimal credit risk. An obligator rated 'AAA' has extremely strong capacity to meet its financial commitments. 'AAA' is the highest Issuer Credit Rating assigned by Standard & Poor's. Credit quality refers to the Trust's underlying investments, not to the stability or safety of this Trust.

ING Prime Rate Trust

PORTFOLIO MANAGERS' REPORT (continued)

CURRENT STRATEGY AND OUTLOOK

As with all active capital markets, we believe that the leveraged loan markets are heading into a period of increased uncertainty as the U.S. economy looks to extend its ongoing expansion, albeit at what most agree to be a slower pace. While several headwinds are present (energy price volatility and the yet unknown final impact of the residential housing slowdown as the two headliners), we still believe issuing corporations will post respectable earnings growth during the coming quarters, and thus be in a position to comfortably leverage and de-leverage their balance sheets. Further, Mergers and Acquisition activity (a primary driver of new loan issuance) is expected to remain strong into the foreseeable future, as is overall liquidity. Combined, we believe these factors provide a good backdrop for favorable performance on the part of a well diversified loan portfolio.

We do remain concerned, however, with the ongoing trend toward structure erosion, specifically looser protective covenants, the proliferation of second lien loan tranches, and inferior collateral packages. Our strategy seeks to provide high risk adjusted returns over a full credit cycle by investing primarily in traditional secured, floating rate senior loans, and as stated previously, we are content to forgo excess returns during period of elevated risk in exchange for maintaining discipline in terms of credit selection.

Jeffrey A. Bakalar Senior Vice President Senior Portfolio Manager ING Investment Management Co.	Daniel A. Norman Senior Vice President Senior Portfolio Manager ING Investment Management Co.

ING Prime Rate Trust
April 18, 2007

ING Prime Rate Trust

PORTFOLIO MANAGERS' REPORT (continued)

	Average Annual Total Returns for the Years Ended February 28, 2007
	1 Year	3 Years	5 Years	10 Years
Based on Net Asset Value (NAV)	8.85%	8.36%	8.14%	5.87%
Based on Market Value	13.84%	4.83%	8.75%	4.92%
S&P/LSTA Leveraged Loan Index	7.02%	5.80%	6.03%	5.44%
Credit-Suisse Leveraged Loan Index	7.57%	6.29%	6.40%	5.65%

The table above illustrates the total return of the Trust against the Indices indicated. An Index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

Total returns based on NAV reflect that ING Investments, LLC (the Trust's "Investment Adviser") may have waived or recouped fees and expenses otherwise payable by the Trust.

Performance data represents past performance and is no guarantee of future results. Investment return and principal value of an investment in the Trust will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Trust's future performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

Calculation of total return assumes a hypothetical initial investment at the net asset value (in the case of NAV) or the New York Stock Exchange ("NYSE") Composite closing price (in the case of Market Value) on the last business day before the first day of the stated period, with all dividends and distributions reinvested at the actual reinvestment price.

Senior loans are subject to credit risks and the potential for non-payment of scheduled principal or interest payments, which may result in a reduction of the Trust's NAV.

This report contains statements that may be "forward-looking" statements. Actual results could differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

INDEX DESCRIPTIONS

The LLI is an unmanaged total return index that captures accrued interest, repayments, and market value changes. It represents a broad cross section of leveraged loans syndicated in the United States, including dollar-denominated loans to overseas issuers. Standard & Poor's and the Loan Syndications & Trading Association ("LSTA") conceived the LLI to establish a performance benchmark for the syndicated leveraged loan industry. An investor cannot invest directly in an index.

The Credit-Suisse Leveraged Loan Index is an unmanaged index of below investment grade loans designed to mirror the investable universe of the U.S. dollar-denominated leveraged loan market. An investor cannot invest directly in an index.

ING Prime Rate Trust

PORTFOLIO MANAGERS' REPORT (continued)

YIELDS AND DISTRIBUTIONS RATES

Quarter Ended	Prime Rate	Net Asset Value ("NAV") 30-Day SEC Yield(A)	Market 30-Day SEC Yield(A)	Average Annualized Distribution Rate at NAV(B)	Average Annualized Distribution Rate at Market(B)
February 28, 2007	8.25%	9.69%	10.02%	7.50%	7.68%
November 30, 2006	8.25%	9.76%	10.25%	7.55%	7.95%
August 31, 2006	8.25%	9.42%	9.95%	7.47%	7.86%
May 31, 2006	8.00%	9.63%	10.31%	7.10%	7.57%

(A)  Yield is calculated by dividing the Trust's net investment income per share for the most recent thirty days by the net asset value (in the case of NAV) or the NYSE Composite closing price (in the case of market) at quarter-end. Yield calculations do not include any commissions or sales charges, and are compounded for six months and annualized for a twelve-month period to derive the Trust's yield consistent with the U.S. Securities and Exchange Commission ("SEC") standardized yield formula.

(B)  The distribution rate is calculated by annualizing each monthly dividend, then averaging the annualized dividends declared for each month during the quarter and dividing the resulting average annualized dividend amount by the Trust's average net asset value (in the case of NAV) or the NYSE Composite closing price (in the case of Market) at the end of the period.

Risk is inherent in all investing. The following are the principal risks associated with investing in the Trust. This is not, and is not intended to be, a description of all risks of investing in the Trust. A more detailed description of the risks of investing in the Trust is contained in the Trust's current prospectus.

Credit Risk: The Trust invests a substantial portion of its assets in below investment grade senior loans and other below investment grade assets. Below investment grade loans involve a greater risk that borrowers may not make timely payment of the interest and principal due on their loans. They also involve a greater risk that the value of such loans could decline significantly. If borrowers do not make timely payments of the interest due on their loans, the yield on the Trust's common shares will decrease. If borrowers do not make timely payment of the principal due on their loans, or if the value of such loans decreases, the value of the Trust's NAV will decrease.

Interest Rate Risk: Changes in short-term market interest rates will directly affect the yield on the Trust's common shares . If short-term market interest rates fall, the yield on the Trust's common shares will also fall. To the extent that the interest rate spreads on loans in the Trust experience a general decline, the yield on the Trust will fall and the value of the Trust's assets may decrease, which will cause the Trust's value to decrease. Conversely, when short-term market interest rates rise, because of the lag between changes in such short-term rates and the resetting of the floating rates on assets in the Trust's portfolio, the impact of rising rates will be delayed to the extent of such lag.

Leverage Risk: The Trust borrows money for investment purposes. Borrowing increases both investment opportunity and investment risk. In the event of a general market decline in the value of assets such as those in which the Trust invests, the effect of that decline will be magnified in the Trust because of the additional assets purchased with the proceeds of the borrowings.

ING Prime Rate Trust

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees
of ING Prime Rate Trust

We have audited the accompanying statement of assets and liabilities of ING Prime Rate Trust, including the portfolio of investments, as of February 28, 2007, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2007, by correspondence with the custodian and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ING Prime Rate Trust as of February 28, 2007, and the results of its operations, its cash flows, the changes in its net assets, and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S generally accepted accounting principles.

Boston, Massachusetts
April 27, 2007

ING Prime Rate Trust

STATEMENT OF ASSETS AND LIABILITIES as of February 28, 2007

ASSETS:
Investments in securities at value (Cost $1,820,026,454)	$1,854,050,204
Cash	5,421,648
Foreign currencies at value (Cost $532,304)	534,285
Receivables:
Investment securities sold	5,843,674
Interest	12,146,845
Other	46,057
Unrealized appreciation on foreign currency contracts	15,357
Prepaid expenses	41,058
Prepaid arrangement fees on notes payable	56,928
Total assets	1,878,156,056
LIABILITIES:
Notes payable	281,000,000
Payable for investments purchased	32,426,397
Accrued interest payable	1,611,635
Deferred arrangement fees on senior loans	534,655
Dividends payable — preferred shares	236,411
Payable to affilates	1,529,400
Payable to custodian	178,545
Accrued trustees fees	30,987
Unrealized depreciation on foreign currency contracts	489,652
Other accrued expenses	579,422
Total liabilities	318,617,104
Preferred shares, $25,000 stated value per share at liquidation value (18,000 shares outstanding)	450,000,000
NET ASSETS	$1,109,538,952
Net asset value per common share outstanding (net assets less preferred shares at liquidation value, divided by 145,033,235 shares of beneficial interest authorized and outstanding, no par value)	$7.65
NET ASSETS WERE COMPRISED OF:
Paid-in capital	1,331,413,656
Undistributed net investment income	4,124,094
Accumulated net realized loss on investments	(259,551,650)
Net unrealized appreciation on investments and foreign currency related transactions	33,552,852
NET ASSETS	$1,109,538,952

See Accompanying Notes to Financial Statements

ING Prime Rate Trust

STATEMENT OF OPERATIONS for the Year Ended February 28, 2007

INVESTMENT INCOME:
Interest	$150,681,482
Arrangement fees earned	1,232,811
Other	1,689,851
Total investment income	153,604,144
EXPENSES:
Investment Management fees	16,030,822
Administration fees	5,009,632
Transfer agent fees	120,905
Interest expense	26,339,161
Shareholder reporting expense	132,190
Custody and accounting expense	819,400
Professional fees	240,402
Preferred Shares — Dividend disbursing agent fees	1,230,973
Pricing expense	54,725
ICI fees	3,243
Postage expense	247,250
Trustees fees	73,365
Miscellaneous expense	218,858
Total expenses	50,520,926
Net investment income	103,083,218
REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS AND FOREIGN CURRENCY RELATED TRANSACTIONS:
Net realized gain (loss) on:
Investments	16,459,812
Foreign currency related transactions	(1,860,785)
Net realized gain on investments and foreign currency related transactions	14,599,027
Net change in unrealized appreciation or depreciation on:
Investments	(5,971,942)
Foreign currency related transactions	(470,898)
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	(6,442,840)
Net realized and unrealized gain on investments and foreign currency related transactions	8,156,187
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS:
From net investment income	(22,313,381)
Net increase in net assets resulting from operations	$88,926,024

See Accompanying Notes to Financial Statements

ING Prime Rate Trust

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended February 28, 2007	Year Ended February 28, 2006
FROM OPERATIONS:
Net investment income	$103,083,218	$83,109,460
Net realized gain on investments and foreign currency related transactions	14,599,027	422,159
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	(6,442,840)	16,658,806
Distributions to preferred shareholders from net investment income	(22,313,381)	(15,839,470)
Net increase in net assets resulting from operations	88,926,024	84,350,955
FROM DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income	(80,058,346)	(66,428,156)
Decrease in net assets from distributions to common shareholders	(80,058,346)	(66,428,156)
Net increase in net assets	8,867,678	17,922,799
NET ASSETS:
Beginning of year	1,100,671,274	1,082,748,475
End of year (including undistributed net investment income of $4,124,094 and $5,062,694, respectively)	$1,109,538,952	$1,100,671,274

See Accompanying Notes to Financial Statements

ING Prime Rate Trust

STATEMENT OF CASH FLOWS for the year ended February 28, 2007

INCREASE (DECREASE) IN CASH Cash Flows From Operating Activities:
Interest received	$153,443,673
Facility fees paid	(27,052)
Dividends paid to preferred shareholders	(22,304,952)
Arrangement fees received	855,295
Other income received	1,679,765
Interest paid	(26,714,578)
Other operating expenses paid	(24,349,911)
Purchases of securities	(1,248,116,897)
Proceeds from sale of securities	1,430,719,366
Net cash provided by operating activities	265,184,709
Cash Flows From Financing Activities:
Dividends paid to common shareholders	(80,058,346)
Net paydown of notes payable	(184,000,000)
Net cash flows used in financing activities	(264,058,346)
Net increase	1,126,363
Cash at beginning of period	4,295,285
Cash at end of period	$5,421,648
Reconciliation Of Net Increase In Net Assets Resulting From Operations To Net Cash Provided By Operating Activities:
Net increase in net assets resulting from operations	$88,926,024
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Change in unrealized appreciation on investments	5,971,942
Change in unrealized appreciation on foreign currencies	(1,981)
Change in unrealized depreciation on forward currency contracts	474,295
Net accretion of discounts on investments	(1,748,612)
Net amortization of premiums on investments	678,625
Realized gain on investments and foreign currency related transactions	(14,599,027)
Purchases of securities	(1,248,116,897)
Proceeds on sale of securities	1,430,719,366
Increase in other assets	(11,502)
Decrease in interest receivable	3,832,178
Increase in prepaid arrangement fees on notes payable	(27,052)
Decrease in prepaid expenses	20,086
Decrease in deferred arrangement fees on senior loans	(377,516)
Decrease in accrued interest payable	(375,417)
Increase in dividends payable - preferred shares	8,429
Decrease in payable to affiliates	(136,963)
Increase in accrued trustees fees	14,756
Decrease in other accrued expenses	(66,025)
Total adjustments	176,258,685
Net cash provided by operating activities	$265,184,709

See Accompanying Notes to Financial Statements

ING PRIME RATE TRUST  FINANCIAL HIGHLIGHTS

For a common share outstanding throughout the period

	Years Ended February 28 or February 29,
	2007		2006	2005	2004	2003
Per Share Operating Performance
Net asset value, beginning of year		$7.59	7.47	7.34	6.73	7.20
Income (loss) from investment operations:
Net investment income		$0.71	0.57	0.45	0.46	0.50
Net realized and unrealized gain (loss) on investments		$0.06	0.12	0.16	0.61	(0.47)
Total from investment operations		$0.77	0.69	0.61	1.07	0.03
Distributions to Common Shareholders from net investment income		$(0.55)	(0.46)	(0.43)	(0.42)	(0.45)
Distribution to Preferred Shareholders		$(0.16)	(0.11)	(0.05)	(0.04)	(0.05)
Net asset value, end of year		$7.65	7.59	7.47	7.34	6.73
Closing market price at end of year		$7.40	7.02	7.56	7.84	6.46
Total Investment Return(1)
Total investment return at closing market price(2)%		13.84	(0.82)	2.04	28.77	2.53
Total investment return at net asset value(3)%		8.85	8.53	7.70	15.72	0.44
Ratios/Supplemental Data
Net assets end of year (000's)		$1,109,539	1,100,671	1,082,748	1,010,325	922,383
Preferred Shares-Aggregate amount outstanding (000's)		$450,000	450,000	450,000	450,000	450,000
Liquidation and market value per share of Preferred Shares		$25,000	25,000	25,000	25,000	25,000
Borrowings at end of year (000's)		$281,000	465,000	496,000	225,000	167,000
Asset coverage per $1,000 of debt(4)		$2,517	2,203	2,140	2,500	2,500
Average borrowings (000's)		$459,982	509,178	414,889	143,194	190,671
Ratios to average net assets including Preferred Shares(5)
Expenses (before interest and other fees related to revolving credit facility)%		1.57	1.64	1.60	1.45	1.49
Net expenses after expense reimbursement	%	3.27	3.02	2.21	1.65	1.81
Gross expenses prior to expense reimbursement	%	3.27	3.02	2.22	1.65	1.81
Net investment income	%	6.68	5.44	4.21	4.57	4.97
Ratios to average net assets plus borrowings
Expenses (before interest and other fees related to revolving credit facility)%		1.56	1.58	1.63	1.84	1.82
Net expenses after expense reimbursement	%	3.25	2.90	2.26	2.09	2.23
Gross expenses prior to expense reimbursement	%	3.25	2.90	2.27	2.09	2.23
Net investment income	%	6.63	5.24	4.32	5.82	6.10
Ratios to average net assets
Expenses (before interest and other fees related to revolving credit facility)%		2.21	2.33	2.29	2.11	2.19
Net expenses after expense reimbursement	%	4.62	4.27	3.17	2.40	2.68
Gross expenses prior to expense reimbursement	%	4.62	4.27	3.18	2.40	2.68
Net investment income	%	9.42	7.71	6.04	6.68	7.33
Portfolio turnover rate	%	60	81	93	87	48
Common shares outstanding at end of year (000's)		145,033	145,033	145,033	137,638	136,973

(1)  Total investment return calculations are attributable to common shares.

(2)  Total investment return measures the change in the market value of your investment assuming reinvestment of dividends and capital gain distributions, if any, in accordance with the provisions of the Trust's dividend reinvestment plan.

(3)  Total investment return at net asset value has been calculated assuming a purchase at net asset value at the beginning of each period and a sale at net asset value at the end of each period and assumes reinvestment of dividends and capital gain distributions in accordance with the provisions of the dividend reinvestment plan.

This calculation differs from total investment return because it excludes the effects of changes in the market values of the Trust's shares.

(4)  Asset coverage represents the total assets available for settlement of Preferred Stockholder's interest and notes payables in relation to the Preferred Shareholder interest and notes payable balance outstanding. The Preferred Shares were first offered November 2, 2000.

(5)  Ratios do not reflect the effect of dividend payments to Preferred Shareholders; income ratios reflect income earned on assets attributable to the Preferred Shares; ratios do not reflect any add-back for the borrowings.

See Accompanying Notes to Financial Statements

ING Prime Rate Trust

NOTES TO FINANCIAL STATEMENTS as of February 28, 2007

NOTE 1 — ORGANIZATION

ING Prime Rate Trust (the "Trust"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, closed-end, management investment company. The Trust invests primarily in senior loans, which generally are not registered under the Securities Act of 1933, as amended (the "1933 Act"), and which contain certain restrictions on resale and cannot be sold publicly. These loans bear interest (unless otherwise noted) at rates that float periodically at a margin above the London Inter-Bank Offered Rate ("LIBOR") and other short-term rates.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with U.S. generally accepted accounting principles for investment companies.

A.  Senior Loan and Other Security Valuation. Senior loans held by the Trust are normally valued at the average of the means of one or more bid and ask quotations obtained from an independent pricing service or other sources determined by the Trust's Board of Trustees ("Board") to be independent and believed to be reliable. Loans for which reliable market value quotations are not readily available may be valued with reference to another loan or a group of loans for which reliable quotations are readily available and whose characteristics are comparable to the loan being valued. Under this approach, the comparable loan or loans serve as a proxy for changes in value of the loan being valued.

The Trust has engaged an independent pricing service to provide market value quotations from dealers in loans and, when such quotations are not readily available, to calculate values under the proxy procedure described above. As of February 28, 2007, 99.57% of total loans were valued based on these procedures. It is expected that most of the loans held by the Trust will continue to be valued with reference to quotations from the independent pricing service or with reference to the proxy procedure described above.

Prices from a pricing source may not be available for all loans and ING Investments, LLC (the "Investment Adviser") or ING Investment Management Co. ("ING IM" or the "Sub-Adviser"), may believe that the price for a loan derived from market quotations or the proxy procedure described above is not reliable or accurate. Among other reasons, this may be the result of information about a particular loan or borrower known to the Investment Adviser or the Sub-Adviser that the Investment Adviser or the Sub-Adviser believes may not be known to the pricing service or reflected in a price quote. In this event, the loan is valued at fair value as determined in good faith under procedures established by the Board and in accordance with the provisions of the 1940 Act. Under these procedures, fair value is determined by the Investment Adviser or Sub-Adviser and monitored by the Board through its Valuation, Brokerage and Proxy Committee.

In fair valuing a loan, consideration is given to several factors, which may include, among others, the following: (i) the characteristics of and fundamental analytical data relating to the loan, including the cost, size, current interest rate, period until the next interest rate reset, maturity and base lending rate of the loan, the terms and conditions of the loan and any related agreements, and the position of the loan in the borrower's debt structure; (ii) the nature, adequacy and value of the collateral, including the Trust's rights, remedies and interests with respect to the collateral; (iii) the creditworthiness of the borrower and the cash flow coverage of outstanding principal and interest, based on an evaluation of its financial condition, financial statements and information about the borrower's business, cash flows, capital structure and future prospects; (iv) information relating to the market for the loan,

ING Prime Rate Trust

NOTES TO FINANCIAL STATEMENTS as of February 28, 2007 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

including price quotations for, and trading in, the loan and interests in similar loans; (v) the reputation and financial condition of the agent for the loan and any intermediate participants in the loan; (vi) the borrower's management; and (vii) the general economic and market conditions affecting the fair value of the loan. Securities for which the primary market is a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ will be valued at the NASDAQ Official Closing Price. Securities traded in the over-the-counter market and listed securities for which no sale was reported on a valuation date are valued at the mean between the last reported bid and ask price on such exchange. Securities, other than senior loans, for which reliable market value quotations are not readily available, and all other assets, will be valued at their respective fair values as determined in good faith by, and under procedures established by, the Board. Investments in securities maturing in 60 days or less from the date of valuation are valued at amortized cost, which, when combined with accrued interest approximates market value.

B.  Federal Income Taxes. It is the Trust's policy to comply with subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. Therefore, no federal income tax provision is required. No capital gain distributions will be made by the Trust until any capital loss carryforwards have been fully utilized or expire.

C.  Security Transactions and Revenue Recognition. Revolver and delayed draw loans are booked on a settlement date basis. Security transactions and senior loans are accounted for on trade date (date the order to buy or sell is executed). Realized gains or losses are reported on the basis of identified cost of securities sold. Dividend income is recognized on the ex-dividend date. Interest income is recorded on an accrual basis at the then-current interest rate of the loan. The accrual of interest on loans is partially or fully discontinued when, in the opinion of management, there is an indication that the borrower may be unable to meet payments as they become due. If determined to be uncollectable, accrued interest is also written off. Cash collections on non-accrual senior loans are generally applied as a reduction to the recorded investment of the loan. Senior loans are generally returned to accrual status only after all past due amounts have been received and the borrower has demonstrated sustained performance. For all loans, except revolving credit facilities, fees received are treated as discounts and are accreted whereas premiums are amortized. Fees associated with revolving credit facilities are deferred and recognized over the shorter of four years or the actual term of the loan.

D.  Foreign Currency Translation. The books and records of the Trust are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)  Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)  Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Trust does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statement of Assets and Liabilities for the estimated tax withholding based on the securities current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

ING Prime Rate Trust

NOTES TO FINANCIAL STATEMENTS as of February 28, 2007 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Trust's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and the U.S. government. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

E.  Forward Foreign Currency Contracts. The Trust may enter into forward foreign currency contracts primarily to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. When entering into a currency forward contract, the Trust agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Trust's net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Open forward foreign currency contracts are presented following the respective Portfolio of Investments.

F.  Distributions to Common Shareholders. The Trust declares and pays dividends monthly from net investment income. Distributions from capital gains, if any, are declared and paid annually. The Trust may make additional distributions to comply with the distribution requirements of the Internal Revenue Code. The character and amounts of income and gains to be distributed are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. The Trust records distributions to its shareholders on the ex-dividend date.

G.  Dividend Reinvestments. Pursuant to the Trust's Shareholder Investment Program (the "Program"), DST Systems, Inc. ("DST"), the Program administrator, purchases, from time to time, shares of beneficial interest of the Trust on the open market to satisfy dividend reinvestments. Such shares are purchased on the open market only when the closing sale or bid price plus commission is less than the NAV per share of the Trust's common shares on the valuation date. If the market price plus commissions is equal to or exceeds NAV, new shares are issued by the Trust at the greater of (i) NAV or (ii) the market price of the shares during the pricing period, minus a discount of 5%.

H.  Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

ING Prime Rate Trust

NOTES TO FINANCIAL STATEMENTS as of February 28, 2007 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

I.  Share Offerings. The Trust issues shares under various shelf registration statements, whereby the net proceeds received by the Trust from share sales may not be less than the greater of (i) the NAV per share or (ii) 94% of the average daily market price over the relevant pricing period.

NOTE 3 — INVESTMENTS

For the year ended February 28, 2007, the cost of purchases and the proceeds from principal repayment and sales of investments, excluding short-term notes, totaled $1,211,750,596 and $1,429,252,901, respectively. At February 28, 2007, the Trust held senior loans valued at $1,829,047,888 representing 98.7% of its total investments. The market value of these assets is established as set forth in Note 2.

The senior loans acquired by the Trust typically take the form of a direct lending relationship with the borrower, and are typically acquired through an assignment of another lender's interest in a loan. The lead lender in a typical corporate loan syndicate administers the loan and monitors the collateral securing the loan.

Common and preferred shares, and stock purchase warrants held in the portfolio were acquired in conjunction with loans held by the Trust. Certain of these stocks and warrants are restricted and may not be publicly sold without registration under the 1933 Act, or without an exemption under the 1933 Act. In some cases, these restrictions expire after a designated period of time after issuance of the shares or warrants.

ING Prime Rate Trust

NOTES TO FINANCIAL STATEMENTS as of February 28, 2007 (continued)

NOTE 3 — INVESTMENTS (continued)

Dates of acquisition and cost of assigned basis of restricted securities are as follows:

	Date of Acquisition	Cost or Assigned Basis
Allied Digital Technologies Corporation (Residual Interest in Bankruptcy Estate)	06/05/02	$107,510
AM Cosmetics Corporation (Liquidation Interest)	03/07/03	—
Block Vision Holdings Corporation (571 Common Shares)	09/17/02	—
Boston Chicken, Inc. (Residual Interest in Boston Chicken Plan Trust)	12/26/00	9,893
Cedar Chemical (Liquidation Interest)	12/31/02	—
Covenant Care, Inc. (Warrants for 19,000 Common Shares, Expires January 13, 2005)	12/22/95	—
Covenant Care, Inc. (Warrants for 26,901 Common Shares, Expires March 31, 2013)	01/18/02	—
Decision One Corporation (1,402,038 Common Shares)	05/17/05	1,116,773
Electro Mechanical Solutions (Residual Interest in Bankruptcy Estate)	10/02/02	15
Enterprise Profit Solutions (Liquidation Interest)	10/21/02	—
EquityCo, LLC (Warrants for 28,752 Common Shares)	02/25/05	—
Euro United Corporation (Residual Interest in Bankruptcy Estate)	06/21/02	305,999
Gemini Leasing, Inc. (143,079 Common Shares)	01/08/04	—
Grand Union Company (Residual Interest in Bankruptcy Estate)	07/01/02	2,576
Humphrey's, Inc. (Residual Interest in Bankruptcy Estate)	05/15/02	50
Imperial Home Décor Group, Inc. (Liquidation Interest)	01/22/04	—
Insilco Technologies (Residual Interest in Bankruptcy Estate)	05/02/03	1
IT Group, Inc. (Residual Interest in Bankruptcy Estate)	09/12/03	50
Kevco Inc. (Residual Interest in Bankruptcy Estate)	06/05/02	25
Lincoln Paper & Tissue (Warrants for 291 Common Shares, Expires August 14, 2015)	08/25/05	—
Lincoln Pulp and Easten Fine (Residual Interest in Bankruptcy Estate)	06/08/04	—
IAP Acquisition Corporation (17,348 Common Shares)	08/29/03	—
IAP Acquisition Corporation (1,084 Common Shares)	08/29/03	428,603
IAP Acquisition Corporation (1,814 Common Shares)	08/29/03	—
IAP Acquisition Corporation (3,524 Common Shares)	08/29/03	3,524,300
New Piper Aircraft, Inc. (Residual Interest in Bankruptcy Estate)	07/02/03	—
Norwood Promotional Products, Inc. (104,148 Common Shares)	08/23/04	32,939
Safelite Glass Corporation (856,340 Common Shares)	10/12/00	173,588
Safelite Realty Corporation (57,804 Common Shares)	10/12/00	—
Transtar Metals (Residual Interest in Bankruptcy Estate)	01/09/03	40,230
TSR Wireless, LLC (Residual Interest in Bankruptcy Estate)	10/15/02	—
US Aggregates (Residual Interest in Bankruptcy Estate)	04/07/03	—
US Office Products Company (Residual Interest in Bankruptcy Estate)	02/11/04	—
Total Restricted Securities excluding senior loans (market value of $18,820,902 was 1.7% of net assets at February 28, 2007)		$5,742,552

ING Prime Rate Trust

NOTES TO FINANCIAL STATEMENTS as of February 28, 2007 (continued)

NOTE 4 — MANAGEMENT AND ADMINISTRATION AGREEMENTS

The Trust has entered into an investment management agreement ("Investment Advisory Agreement") with the Investment Adviser, an Arizona limited liability company, to provide advisory and management services. The Investment Advisory Agreement compensates the Investment Adviser with a fee, computed daily and payable monthly, at an annual rate of 0.80% of the Trust's Managed Assets. For purposes of the Investment Advisory Agreement, "Managed Assets" shall mean the Trust's average daily gross asset value, minus the sum of the Trust's accrued and unpaid dividends on any outstanding preferred shares and accrued liabilities (other than liabilities for the principal amount of any borrowings incurred, commercial paper or notes issued by the Trust and the liquidation preference of any outstanding preferred shares).

The Investment Adviser entered into a sub-Advisory agreement with ING IM, a Connecticut corporation. Subject to such policies as the Board or the Investment Adviser may determine, ING IM manages the Trust's assets in accordance with the Trust's investment objectives, policies, and limitations.

The Trust has also entered into an administration agreement with ING Funds Services, LLC (the "Administrator") to provide administrative services and also to furnish facilities. The Administrator is compensated with a fee, computed daily and payable monthly, at an annual rate of 0.25% plus the proceeds of any outstanding borrowings of the Trust's Managed Assets.

The Investment Adviser, ING IM and the Administrator are indirect, wholly-owned subsidiaries of ING Groep N.V. ("ING Groep"). ING Groep is one of the largest financial services organizations in the world, and offers an array of banking, insurance and asset management services to both individual and institutional investors.

NOTE 5 — TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At February 28, 2007, the Trust had the following amounts recorded in payables to affiliates on the accompanying Statement of Assets and Liabilities:

Accrued Investment Management Fees	Accrued Administrative Fees	Total
$1,165,257	$364,143	$1,529,400

The Trust has adopted a Retirement Policy ("Policy") covering all independent trustees of the Trust who will have served as an independent trustee for at least five years at the time of retirement. Benefits under this Policy are based on an annual rate as defined in the Policy agreement.

NOTE 6 — COMMITMENTS

The Trust has entered into both a $90 million 364-day revolving credit agreement which matured on August 23, 2006 and has been extended to August 22, 2007 and a $535 million 364-day revolving securitization facility which matured on July 9, 2006, and has been extended to June 14, 2007, collateralized by assets of the Trust. Borrowing rates under these agreements are based on a fixed spread over LIBOR, the federal funds rate, or a commercial paper-based rate. Prepaid arrangement fees for these facilities are amortized over the term of the agreements. The amount of borrowings outstanding at February 28, 2007, was $281 million. Weighted average interest rate on outstanding borrowings was 5.69%, excluding fees related to the unused portion of the facilities, and other fees. The amount of borrowings represented 15.0% of total assets at February 28, 2007. Average borrowings for the year ended February 28, 2007 were $459,982,192 and the average annualized interest rate was 5.73% excluding other fees related to the unused portion of the facilities, and other fees.

ING Prime Rate Trust

NOTES TO FINANCIAL STATEMENTS as of February 28, 2007 (continued)

NOTE 6 — COMMITMENTS (continued)

As of February 28, 2007, the Trust had unfunded loan commitments pursuant to the terms of the following loan agreements:

Builders Firstsource, Inc.	$1,500,000
Coleto Creek Power	5,000,000
Federal-Mogul Corp.	4,120,000
Hearthstone Housing Partners II, LLC	1,108,824
Herbst Gaming, Inc.	750,000
Infrastrux Group, Inc.	350,000
Kerasotes Theatres, Inc.	900,000
Lucite International US Finco Limited	1,038,168
MEG Energy Corp.	2,800,000
Neoplan USA Corp.	382,500
Norwood Promotional Products Holdings, Inc.	2,135,662
Oglebay Norton Co.	$400,000
PLY Gem Industries, Inc.	892,857
Primedia, Inc.	1,133,250
Sturm Foods, Inc.	500,000
Syniverse Holding, LLC	1,500,000
Trump Entertainment Resorts Holdings, L.P.	1,723,750
United States Shipping, LLC	503,226
Venetian Macau Ltd.	1,600,000
Wastequip, Inc.	3,000,000
$31,363,237

NOTE 7 — RIGHTS AND OTHER OFFERINGS

As of February 28, 2007, outstanding share offerings pursuant to shelf registrations were as follows:

Registration Date	Shares Registered	Shares Remaining
9/15/98	25,000,000	12,374,909
3/04/99	5,000,000	3,241,645

On November 2, 2000, the Trust issued 3,600 shares each of Series M, Series W and Series F Auction Rate Cumulative Preferred Shares, $0.01 Par Value, $25,000 liquidation preference, for a total issuance of $270 million. Also, on November 16, 2000, the Trust issued 3,600 shares of Series T and Series Th Auction Rate Cumulative Preferred Shares, $0.01 Par Value, $25,000, liquidation preference, for a total issuance of $180 million. The Trust used the net proceeds of the offering to partially pay down the then existing indebtedness and to purchase additional senior loans. Preferred Shares pay dividends based on a rate set at auctions, normally held every 7 days. In most instances dividends are also payable every 7 days, on the first business day following the end of the rate period. Preferred shares have no stated conversion, redemption or liquidation date, but may be redeemed at the election of the Trust. Such shares may only be redeemed by the Preferred Shareholders if the Trust fails to meet certain credit quality thresholds within its portfolio.

NOTE 8 — CUSTODIAL AGREEMENT

State Street Bank and Trust Company ("SSB") serves as the Trust's custodian and recordkeeper. Custody fees paid to SSB are reduced by earnings credits based on the cash balances held by SSB for the Trust. There were no earnings credits for the year ended February 28, 2007.

NOTE 9 — SUBORDINATED LOANS AND UNSECURED LOANS

The Trust may invest in subordinated loans and in unsecured loans. The primary risk arising from investing in subordinated loans or in unsecured loans is the potential loss in the event of default by the issuer of the loans. The Trust may acquire a subordinated loan only if, at the time of acquisition, it acquires or holds a senior loan from the same borrower. The Trust will acquire unsecured loans only where the Investment Adviser believes, at the time of acquisition, that the Trust would have the right to payment upon default that is not subordinate to any other creditor. Subject to the aggregate 20% limit on other investments, the Trust may invest up to 20% of its total assets in unsecured floating rate loans, notes and other debt instruments and 5% of its total assets in floating rate subordinated loans. As of February 28, 2007, the Trust held 0.5% of its total assets in subordinated loans and unsecured loans.

ING Prime Rate Trust

NOTES TO FINANCIAL STATEMENTS as of February 28, 2007 (continued)

NOTE 10 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as distributions of paid-in capital.

The following permanent tax differences have been reclassified as of February 28, 2007:

Undistributed Net Investment Income	Accumulated Net Realized Gains
$(1,650,091)	$1,650,091

Dividends paid by the Trust from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

Year Ended February 28, 2007	Year Ended February 28, 2006
Ordinary Income	Ordinary Income
$102,371,727	$82,267,626

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of February 28, 2007 were:

Undistributed Ordinary Income	Unrealized Appreciation	Post-October Currency Losses Deferred	Capital Loss Carryforwards	Expiration Dates
$5,656,916	$33,968,276	$(1,770,705)	$(33,536,215)	2008
			(847,193)	2009
			(47,376,376)	2010
			(97,064,717)	2011
			(57,686,392)	2012
			(22,421,058)	2013
			(560,828)	2014
			$(259,492,779)

NOTE 11 — OTHER ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes." This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as "more-likely-than-not" to be sustained upon challenge by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. FIN 48 is effective for fiscal years beginning after December 15, 2006, with early application permitted if no interim financial statements have been issued. However, acknowledging the unique issues that FIN 48 presents for investment companies that calculate NAVs, the Securities and Exchange Commission (the "SEC") has indicated that they would not object if a fund implements FIN 48 in its NAV calculation as late as its last NAV calculation in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006. For the February year-end closed-end funds, this would be no later than their August 31, 2007 NAV and the

ING Prime Rate Trust

NOTES TO FINANCIAL STATEMENTS as of February 28, 2007 (continued)

NOTE 11 — OTHER ACCOUNTING PRONOUNCEMENTS (continued)

effects of FIN 48 would be reflected in the funds' semi-annual financial statements contained in their Form N-CSR filing. At adoption, companies must adjust their financial statements to reflect only those tax positions that are more likely-than-not to be sustained as of the adoption date. Management of the Trust has assessed the impact of adopting FIN 48 and currently does not believe that there will be a material impact to the Trust.

On September 15, 2006, the FASB issued Statement of Financial Accounting Standards No. 157 ("SFAS No. 157"), "Fair Value Measurements." The new accounting statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles ("GAAP"), and expands disclosures about fair value measurements. SFAS No. 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). SFAS No. 157 also stipulates that, as a market-based measurement, fair value measurement should be determined based on the assumptions that market participants would use in pricing the asset or liability, and establishes a fair value hierarchy that distinguishes between (a) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (b) the reporting entity's own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. As of February 28, 2007, management of the Trust is currently assessing the impact, if any, that will result from adopting SFAS No. 157.

NOTE 12 — INFORMATION REGARDING TRADING OF ING'S US MUTUAL FUNDS

In 2004, ING Investments reported to the Boards of Directors/Trustees (the "Boards") of the ING Funds that, like many U.S. financial services companies, ING Investments and certain of its U.S. affiliates had received informal and formal requests for information since September 2003 from various governmental and self-regulatory agencies in connection with investigations related to mutual funds and variable insurance products. ING Investments has advised the Boards that it and its affiliates have cooperated fully with each request.

In addition to responding to regulatory and governmental requests, ING Investments reported that management of U.S. affiliates of ING Groep, including ING Investments (collectively, "ING"), on their own initiative, have conducted, through independent special counsel and a national accounting firm, an extensive internal review of trading in ING insurance, retirement, and mutual fund products. The goal of this review was to identify any instances of inappropriate trading in those products by third parties or by ING investment professionals and other ING personnel. ING's internal review related to mutual fund trading is now substantially completed. ING has reported that, of the millions of customer relationships that ING maintains, the internal review identified several isolated arrangements allowing third parties to engage in frequent trading of mutual funds within ING's variable insurance and mutual fund products, and identified other circumstances where frequent trading occurred, despite measures taken by ING intended to combat market timing. ING further reported that each of these arrangements has been terminated and fully disclosed to regulators. The results of the internal review were also reported to the independent members of the Boards.

ING Investments has advised the Boards that most of the identified arrangements were initiated prior to ING's acquisition of the businesses in question in the U.S. ING Investments further reported that the companies in question did not receive special benefits in return for any of these arrangements, which have all been terminated.

Based on the internal review, ING Investments has advised the Boards that the identified arrangements do not represent a systemic problem in any of the companies that were involved.

ING Prime Rate Trust

NOTES TO FINANCIAL STATEMENTS as of February 28, 2007 (continued)

NOTE 12 — INFORMATION REGARDING TRADING OF ING'S US MUTUAL FUNDS (continued)

In September 2005, ING Funds Distributor, LLC ("IFD"), the distributor of certain ING Funds, settled an administrative proceeding with the NASD regarding three arrangements, dating from 1995, 1996 and 1998, under which the administrator to the then-Pilgrim Funds, which subsequently became part of the ING Funds, entered into formal and informal arrangements that permitted frequent trading. Under the terms of the Letter of Acceptance, Waiver and Consent ("AWC") with the NASD, under which IFD neither admitted nor denied the allegations or findings, IFD consented to the following sanctions: (i) a censure; (ii) a fine of $1.5 million; (iii) restitution of approximately $1.44 million to certain ING Funds for losses attributable to excessive trading described in the AWC; and (iv) agreement to make certification to NASD regarding the review and establishment of certain procedures.

In addition to the arrangements discussed above, in 2004 ING Investments reported to the Boards that, at that time, these instances include the following, in addition to the arrangements subject to the AWC discussed above:

•  Aeltus Investment Management, Inc. (a predecessor entity to ING Investment Management Co.) identified two investment professionals who engaged in extensive frequent trading in certain ING Funds. One was subsequently terminated for cause and incurred substantial financial penalties in connection with this conduct and the second has been disciplined.

•  ReliaStar Life Insurance Company ("ReliaStar") entered into agreements seven years ago permitting the owner of policies issued by the insurer to engage in frequent trading and to submit orders until 4pm Central Time. In 2001 ReliaStar also entered into a selling agreement with a broker-dealer that engaged in frequent trading. Employees of ING affiliates were terminated and/or disciplined in connection with these matters.

•  In 1998, Golden American Life Insurance Company entered into arrangements permitting a broker-dealer to frequently trade up to certain specific limits in a fund available in an ING variable annuity product. No employee responsible for this arrangement remains at the company.

For additional information regarding these matters, you may consult the Form 8-K and Form 8-K/A for each of four life insurance companies, ING USA Annuity and Life Insurance Company, ING Life Insurance and Annuity Company, ING Insurance Company of America, and ReliaStar Life Insurance Company of New York, each filed with the SEC on October 29, 2004 and September 8, 2004. These Forms 8-K and Forms 8-K/A can be accessed through the SEC's Web site at http://www.sec.gov. Despite the extensive internal review conducted through independent special counsel and a national accounting firm, there can be no assurance that the instances of inappropriate trading reported to the Boards are the only instances of such trading respecting the ING Funds.

ING Investments reported to the Boards that ING is committed to conducting its business with the highest standards of ethical conduct with zero tolerance for noncompliance. Accordingly, ING Investments advised the Boards that ING management was disappointed that its voluntary internal review identified these situations. Viewed in the context of the breadth and magnitude of its U.S. business as a whole, ING management does not believe that ING's acquired companies had systemic ethical or compliance issues in these areas. Nonetheless, ING Investments reported that given ING's refusal to tolerate any lapses, it has taken the steps noted below, and will continue to seek opportunities to further strengthen the internal controls of its affiliates.

•  ING has agreed with the ING Funds to indemnify and hold harmless the ING Funds from all damages resulting from wrongful conduct by ING or its employees or from ING's internal investigation, any investigations conducted by any governmental or self-regulatory

ING Prime Rate Trust

NOTES TO FINANCIAL STATEMENTS as of February 28, 2007 (continued)

NOTE 12 — INFORMATION REGARDING TRADING OF ING'S US MUTUAL FUNDS (continued)

agencies, litigation or other formal proceedings, including any proceedings by the SEC. ING Investments reported to the Boards that ING management believes that the total amount of any indemnification obligations will not be material to ING or its U.S. business.

•  ING updated its Code of Conduct for employees reinforcing its employees' obligation to conduct personal trading activity consistent with the law, disclosed limits, and other requirements.

•  The ING Funds, upon a recommendation from ING, updated their respective Codes of Ethics applicable to investment professionals with ING entities and certain other fund personnel, requiring such personnel to pre-clear any purchases or sales of ING Funds that are not systematic in nature (i.e., dividend reinvestment), and imposing minimum holding periods for shares of ING Funds.

•  ING instituted excessive trading policies for all customers in its variable insurance and retirement products and for shareholders of the ING Funds sold to the public through financial intermediaries. ING does not make exceptions to these policies.

•  ING reorganized and expanded its U.S. Compliance Department, and created an Enterprise Compliance team to enhance controls and consistency in regulatory compliance.

Other Regulatory Matters

The New York Attorney General (the "NYAG") and other federal and state regulators are also conducting broad inquiries and investigations involving the insurance industry. These initiatives currently focus on, among other things, compensation and other sales incentives; potential conflicts of interest; potential anti-competitive activity; reinsurance; marketing practices (including suitability); specific product types (including group annuities and indexed annuities); fund selection for investment products and brokerage sales; and disclosure. It is likely that the scope of these industry investigations will further broaden before they conclude. ING has received formal and informal requests in connection with such investigations, and is cooperating fully with each request. In connection with one such investigation, affiliates of ING Investments were named in a petition for relief and cease and desist order filed by the New Hampshire Bureau of Securities Regulation (the "NH Bureau") concerning their administration of the New Hampshire state employees deferred compensation plan.

On October 10, 2006, an affiliate of ING Investments entered into an assurance of discontinuance with the NYAG (the "NYAG Agreement") regarding the endorsement of its products by the New York State United Teachers Union Member Benefits Trust ("NYSUT") and the sale of their products to NYSUT members. Under the terms of the NYAG Agreement, the affiliate of ING Investments, without admitting or denying the NYAG's findings, will distribute $30 million to NYSUT members, and/or former NYSUT members, who participated in the NYSUT-endorsed products at any point between January 1, 2001 and June 30, 2006. The affiliate also agreed with the NYAG's office to develop a one-page disclosure that will further improve transparency and disclosure regarding retirement product fees (the "One-Page Disclosure"). Pursuant to the terms of the NYAG Agreement, the affiliate has agreed for a five year period to provide its retirement product customers with the One-Page Disclosure.

In addition, on the same date, these affiliates of ING Investments entered into a consent agreement with the NH Bureau (the "NH Agreement") to resolve this petition for relief and cease and desist order. Under the terms of the NH Agreement, these affiliates of ING Investments, without admitting or denying the NH Bureau's claims, have agreed to pay $3 million to resolve the matter, and for a five year period to provide their retirement product customers with the One-Page Disclosure described above.

ING Prime Rate Trust

NOTES TO FINANCIAL STATEMENTS as of February 28, 2007 (continued)

NOTE 12 — INFORMATION REGARDING TRADING OF ING'S US MUTUAL FUNDS (continued)

Other federal and state regulators could initiate similar actions in this or other areas of ING's businesses.

These regulatory initiatives may result in new legislation and regulation that could significantly affect the financial services industry, including businesses in which ING is engaged.

In light of these and other developments, ING continuously reviews whether modifications to its business practices are appropriate.

At this time, in light of the current regulatory factors, ING U.S. is actively engaged in reviewing whether any modifications in our practices are appropriate for the future.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares, or other adverse consequences to ING Funds.

NOTE 13 — SUBSEQUENT EVENTS

Subsequent to February 28, 2007, the Trust paid to Common Shareholders the following dividends from net investment income:

Per Share Amount	Declaration Date	Record Date	Payable Date
$0.0450	2/28/07	3/12/07	3/22/07
0.0475	3/30/07	4/10/07	4/23/07

Subsequent to February 28, 2007, the Trust paid to Preferred Shareholders the following dividends from net investment income:

Preferred Shares	Total Per Share Amount	Auction Dates	Record Dates	Payable Dates
Series M	$173.87	03/05/07-04/16/07	03/12/07-04/23/07	03/13/07-04/24/07
Series T	$173.30	03/06/07-04/17/07	03/13/07-04/24/07	03/14/07-04/25/07
Series W	$172.83	03/07/07-04/18/07	03/14/07-04/25/07	03/15/07-04/26/07
Series Th	$197.98	03/01/07-04/19/07	03/08/07-04/26/07	03/09/07-04/27/07
Series F	$196.59	03/02/07-04/20/07	03/09/07-04/27/07	03/12/07-04/30/07

ING Prime Rate Trust

PORTFOLIO OF INVESTMENTS as of February 28, 2007

Senior Loans*: 164.9%				Bank Loan Ratings† (Unaudited)		Market
Principal Amount			Borrower/Tranche Description	Moody's	S&P	Value
Aerospace & Defense: 2.8%
			Avio Group	NR	NR
EUR	708,333		Term Loan, 6.032%, maturing December 13, 2014			$951,516
	$590,346		Term Loan, 7.725%, maturing December 13, 2014			598,279
EUR	708,333		Term Loan, 6.407%, maturing December 13, 2015			955,721
	$590,346		Term Loan, 8.100%, maturing December 13, 2015			601,230
			DeCrane Aircraft Holdings, Inc.	B1	B
	500,000	(5)	Term Loan, maturing February 28, 2014			502,500
		(2)	Delta	Ba3	B+
	2,000,000		Debtor in Possession Term Loan, 10.110%, maturing March 16, 2008			2,017,500
			Dyncorp International LLC	Ba2	BB-
	2,435,449		Term Loan, 7.656%, maturing February 11, 2011			2,457,774
			Forgings International Ltd.	NR	NR
GBP	239,337		Term Loan, 7.769%, maturing August 11, 2014			475,703
	$1,362,698		Term Loan, 7.850%, maturing August 11, 2014			1,379,449
GBP	241,073		Term Loan, 8.019%, maturing August 11, 2015			481,322
	$1,369,696		Term Loan, 8.100%, maturing August 11, 2015			1,392,810
			Hexcel Corporation	Ba2	BB-
	1,078,657		Term Loan, 7.125%, maturing March 01, 2012			1,081,803
			IAP Worldwide Services, Inc.	B2	B
	990,000		Term Loan, 9.688%, maturing December 30, 2012			995,260
			K&F Industries, Inc.	Ba3	B+
	3,979,167		Term Loan, 7.320%, maturing November 18, 2012			4,005,282
			Onex Wind Finance LP (Mid-Western Aircraft Systems, Inc).	Ba3	BB+
	982,953		Term Loan, 7.110%, maturing December 31, 2011			989,402
			Transdigm, Inc.	Ba3	B+
	3,500,000		Term Loan, 7.366%, maturing June 23, 2013			3,530,625
			United Airlines, Inc.	B1	B+
	2,500,000		Term Loan, 7.375%, maturing February 01, 2014			2,514,648
			US Airways	B2	B
	3,000,000		Term Loan, 8.864%, maturing March 31, 2011			3,024,108
			Wesco Aircraft Hardware Corporation	B1	B+
	1,500,000		Term Loan, 7.600%, maturing September 29, 2013			1,512,891

See Accompanying Notes to Financial Statements

ING Prime Rate Trust

PORTFOLIO OF INVESTMENTS as of February 28, 2007 (continued)

			Bank Loan Ratings† (Unaudited)		Market
Principal Amount		Borrower/Tranche Description	Moody's	S&P	Value
Aerospace & Defense: (continued)
		Wyle Holdings Inc.	NR	B+
$1,788,109		Term Loan, 8.110%, maturing January 28, 2011			$1,797,609
					31,265,432
Automobile: 4.9%
	(2)	Federal-Mogul Corporation	NR	BBB+
880,000		Revolver, 1.641%, maturing July 01, 2007			880,000
1,500,000		Debtor in Possession Term Loan, 7.320%, maturing July 01, 2007			1,503,563
		Ford Motor Company	Ba3	B
2,500,000		Term Loan, 8.360%, maturing December 15, 2013			2,531,770
		Goodyear Tire & Rubber Co.	Ba1	BB
5,500,000		Term Loan, 7.572%, maturing April 30, 2010			5,549,110
		Goodyear Tire & Rubber Co.	Ba3	B+
9,400,000		Term Loan, 8.140%, maturing April 30, 2010			9,521,420
		Hertz	Ba1	BB
4,878,857		Term Loan, 7.086%, maturing December 21, 2012			4,928,026
1,027,778		Term Loan, 7.365%, maturing December 21, 2012			1,038,136
		Navistar International Corporation	NR	NR
1,800,000		Revolver, 7.168%, maturing January 19, 2012			1,833,975
		Oshkosh Truck Corporation	Ba3	BB
17,000,000		Term Loan, 7.350%, maturing December 06, 2013			17,165,444
		SAF-Holland Group GmbH	NR	NR
768,615	(5)	Term Loan, maturing January 07, 2015			778,223
703,366	(5)	Term Loan, maturing February 07, 2016			712,158
		Tower (R.J.) Corporation	B1	BBB
3,500,000		Term Loan, 9.938%, maturing August 02, 2007			3,495,989
		Vanguard Car Rental USA Holdings Inc.	Ba3	B+
4,097,500		Term Loan, 8.352%, maturing June 14, 2013			4,146,158
					54,083,972
Beverage, Food & Tobacco: 5.4%
		ARAMARK	Ba3	B+
1,600,000		Term Loan, 7.445%, maturing January 26, 2014			1,618,301
19,000,000		Term Loan, 7.470%, maturing January 26, 2014			19,217,322
		B&G Foods, Inc.	Ba2	B+
750,000	(5)	Term Loan, maturing February 23, 2013			760,313

See Accompanying Notes to Financial Statements

ING Prime Rate Trust

PORTFOLIO OF INVESTMENTS as of February 28, 2007 (continued)

			Bank Loan Ratings† (Unaudited)		Market
Principal Amount		Borrower/Tranche Description	Moody's	S&P	Value
Beverage, Food & Tobacco: (continued)
		Bolthouse Farms, Inc	B1	B+
	$1,975,000	Term Loan, 7.625%, maturing December 16, 2012			$1,987,962
		Bumble Bee Foods, LLC	Ba3	B+
	1,200,000	Term Loan, 7.110%, maturing May 02, 2012			1,200,000
		Commonwealth Brands, Inc.	B1	B+
	8,293,720	Term Loan, 7.625%, maturing December 22, 2012			8,342,446
		Gate Gourmet Borrower LLC	B2	B
	169,681	Revolver, 8.114%, maturing March 09, 2012			167,135
	425,614	Term Loan, 8.095%, maturing March 09, 2012			430,934
		Golden State Foods	B1	B+
	3,890,000	Term Loan, 7.110%, maturing February 28, 2011			3,899,725
		Iglo Birds Eye	NR	NR
EUR	51,247	Term Loan, 5.982%, maturing November 30, 2014			68,817
EUR	948,754	Term Loan, 6.085%, maturing November 30, 2014			1,274,048
EUR	51,247	Term Loan, 6.357%, maturing November 30, 2015			69,110
EUR	380,330	Term Loan, 6.460%, maturing November 30, 2015			510,731
EUR	568,424	Term Loan, 6.460%, maturing November 30, 2015			766,563
		Michael Foods	Ba3	B+
	$3,227,084	Term Loan, 7.360%, maturing November 21, 2010			3,243,891
		Nutro Products, Inc.	Ba3	B
	2,115,758	Term Loan, 7.364%, maturing April 26, 2013			2,126,999
		Pierre Foods	Ba3	B+
	3,535,786	Term Loan, 7.610%, maturing June 30, 2010			3,560,095
		Reynolds American	Baa2	BBB-
	4,975,000	Term Loan, 7.265%, maturing May 31, 2012			5,020,865
		Sturm Foods, Inc.	B1	B
	3,000,000	Term Loan, 7.875%, maturing January 31, 2014			3,015,939
		United Biscuits	NR	NR
GBP	1,476,692	Term Loan, 8.228%, maturing December 31, 2014			2,947,611
					60,228,807
Buildings & Real Estate: 3.8%
		Armstrong World Industries, Inc.	Ba2	BB
	$1,745,625	Term Loan, 7.070%, maturing October 02, 2013			1,753,262
		Atrium Companies, Inc.	B1	B
	754,468	Term Loan, 8.104%, maturing May 31, 2012			749,596

See Accompanying Notes to Financial Statements

ING Prime Rate Trust

PORTFOLIO OF INVESTMENTS as of February 28, 2007 (continued)

		Bank Loan Ratings† (Unaudited)		Market
Principal Amount	Borrower/Tranche Description	Moody's	S&P	Value
Buildings & Real Estate: (continued)
	Capital Automotive L.P.	Ba1	BB+
$11,163,155	Term Loan, 7.070%, maturing December 16, 2010			$11,285,257
	CB Richard Ellis	Ba1	BB+
1,400,000	Term Loan, 6.847%, maturing December 20, 2013			1,406,875
	Champion Home Builders Co.	B1	B+
875,000	Revolver, 5.264%, maturing October 31, 2012			871,719
710,000	Term Loan, 7.820%, maturing October 31, 2012			708,225
	Contech Construction Products Inc.	Ba3	B+
1,733,472	Term Loan, 7.330%, maturing January 31, 2013			1,749,183
	Custom Building Products, Inc.	B1	B+
4,939,522	Term Loan, 7.614%, maturing October 29, 2011			4,954,958
	Headwaters Incorporated	Ba3	BB-
2,287,820	Term Loan, 7.320%, maturing April 30, 2011			2,299,259
	Hearthstone Housing Partners II, LLC	NR	NR
4,626,471	Revolver, 5.953%, maturing December 01, 2007			4,614,905
	John Maneely Company	B3	B+
4,713,035	Term Loan, 8.619%, maturing December 08, 2013			4,774,894
	Nortek, Inc.	Ba2	B
3,754,207	Term Loan, 7.350%, maturing August 27, 2011			3,780,017
	Ply Gem Industries, Inc.	Ba3	BB-
357,143	Revolver, 3.377%, maturing February 12, 2009			342,857
	Shea Capital I, LLC	Ba3	BB-
997,500	Term Loan, 7.370%, maturing October 27, 2011			997,500
	Tishman Speyer	Ba2	BB-
1,500,000	Term Loan, 7.070%, maturing February 01, 2012			1,513,751
				41,802,258
Cargo Transport: 2.0%
	Baker Tanks, Inc.	B2	B
1,975,000	Term Loan, 7.570%, maturing November 22, 2012			1,991,047
	Gainey Corporation	B2	BB-
796,000	Term Loan, 8.156%, maturing April 20, 2012			798,488
	Greatwide Logistics Services, Inc.	B1	B-
3,000,000	Term Loan, 8.614%, maturing December 19, 2013			3,023,751
	Helm Holding Corporation	B2	B+
979,000	Term Loan, 7.866%, maturing July 08, 2011			982,060

See Accompanying Notes to Financial Statements

ING Prime Rate Trust

PORTFOLIO OF INVESTMENTS as of February 28, 2007 (continued)

			Bank Loan Ratings† (Unaudited)		Market
Principal Amount		Borrower/Tranche Description	Moody's	S&P	Value
Cargo Transport: (continued)
		Horizon Lines, LLC	Ba2	B
$2,188,139		Term Loan, 7.620%, maturing July 07, 2011			$2,203,868
		Kenan Advantage Group, Inc.	B3	B+
990,003		Term Loan, 8.364%, maturing December 16, 2011			997,428
	(2)	Neoplan USA Corporation	NR	NR
1,867,500	(3)	Revolver, 7.213%, maturing June 30, 2006			1,867,500
5,306,058	(3)	Term Loan, 11.008%, maturing June 30, 2006			4,457,089
		Pacer International, Inc.	Ba3	BB
694,118		Term Loan, 6.916%, maturing June 10, 2010			692,383
		TNT Logistics	B1	B
1,927,881		Term Loan, 7.820%, maturing November 04, 2013			1,942,340
723,070		Term Loan, 7.860%, maturing November 04, 2013			732,259
		US Shipping Partners L.P.	B1	B+
335,274		Term Loan, 4.584%, maturing March 31, 2012			340,093
1,990,000		Term Loan, 8.864%, maturing March 31, 2012			2,018,606
					22,046,912
Cellular: 2.3%
		Centennial Communications Corp	Ba2	B
10,085,631		Term Loan, 7.363%, maturing February 09, 2011			10,190,693
		Cricket Communications, Inc.	B1	B
5,970,000		Term Loan, 8.114%, maturing June 16, 2013			6,052,088
		NTELOS Inc.	B2	B
4,410,157		Term Loan, 7.570%, maturing August 24, 2011			4,442,131
		Rogers Wireless	Ba1	BB+
2,500,000		Floating Rate Note, 8.485%, maturing December 15, 2010			2,550,000
		Telepak, Inc. / Cellular South	Ba3	B+
1,950,000		Term Loan, 7.113%, maturing May 04, 2011			1,959,750
					25,194,662
Chemicals, Plastics & Rubber: 10.0%
		Basell	Ba3	B+
1,000,000		Term Loan, 7.595%, maturing September 07, 2013			1,012,231
1,000,000		Term Loan, 8.345%, maturing September 07, 2014			1,012,231
		Brenntag Holding GmbH & Co. KG	B2	B
4,800,000		Term Loan, 7.887%, maturing January 17, 2014			4,853,252
		Celanese	Ba3	BB-
5,625,000		Term Loan, 5.320%, maturing April 06, 2009			5,696,483
5,303,498		Term Loan, 7.114%, maturing April 06, 2011			5,351,378

See Accompanying Notes to Financial Statements

ING Prime Rate Trust

PORTFOLIO OF INVESTMENTS as of February 28, 2007 (continued)

		Bank Loan Ratings† (Unaudited)		Market
Principal Amount	Borrower/Tranche Description	Moody's	S&P	Value
Chemicals, Plastics & Rubber: (continued)
	Flint Group	NR	NR
$936,821	Term Loan, 7.864%, maturing December 31, 2012			$945,101
353,279	Term Loan, 7.864%, maturing December 31, 2013			356,402
1,290,100	Term Loan, 8.364%, maturing December 31, 2013			1,307,263
	Georgia Gulf Co	Ba2	BB
1,620,938	Term Loan, 7.320%, maturing October 03, 2013			1,638,594
	Hawkeye Renewables, LLC	B3	NR
3,731,250	Term Loan, 9.364%, maturing June 30, 2012			3,626,309
	Hexion Specialty Chemicals, Inc.	Ba3	B
1,188,000	Term Loan, 7.222%, maturing May 05, 2013			1,199,583
9,060,750	Term Loan, 7.875%, maturing May 05, 2013			9,149,092
	Huntsman International LLC	Ba3	BB-
15,198,139	Term Loan, 7.070%, maturing August 16, 2012			15,309,283
	Ineos US Finance LLC	Ba3	B+
2,520,000	Term Loan, 7.611%, maturing December 16, 2012			2,538,270
2,970,000	Term Loan, 7.611%, maturing December 16, 2013			3,011,146
2,970,000	Term Loan, 8.111%, maturing December 23, 2014			3,011,146
	Innophos, Inc.	Ba1	B+
1,015,909	Term Loan, 7.570%, maturing August 13, 2010			1,022,893
	ISP Chemco Inc.	Ba3	BB-
3,473,750	Term Loan, 7.375%, maturing February 16, 2013			3,513,761
	JohnsonDiversey, Inc.	Ba2	B+
508,666	Term Loan, 7.860%, maturing December 16, 2010			513,912
2,672,031	Term Loan, 7.860%, maturing December 16, 2011			2,703,345
	Kraton Polymers LLC	Ba3	B+
1,786,500	Term Loan, 7.375%, maturing May 12, 2013			1,803,808
	Lucite International Us Finco Limited	B1	B+
708,273	Term Loan, 8.070%, maturing July 07, 2013			716,684
	Lyondell Chemical Company	Ba2	BB
3,482,500	Term Loan, 7.110%, maturing August 16, 2013			3,511,279
	Nalco Company	Ba2	BB-
12,626,135	Term Loan, 7.106%, maturing November 04, 2010			12,731,538
	Northeast Biofuels, LLC	B1	B+
1,268,293	Term Loan, 8.614%, maturing June 30, 2013			1,266,707

See Accompanying Notes to Financial Statements

ING Prime Rate Trust

PORTFOLIO OF INVESTMENTS as of February 28, 2007 (continued)

			Bank Loan Ratings† (Unaudited)		Market
Principal Amount		Borrower/Tranche Description	Moody's	S&P	Value
Chemicals, Plastics & Rubber: (continued)
		Polypore Incorporated	Ba3	B
	$6,953,993	Term Loan, 8.320%, maturing November 12, 2011			$6,988,763
		PQ Corporation	Ba2	B+
	2,456,250	Term Loan, 7.370%, maturing February 10, 2012			2,473,648
		Ripplewood Phosphorus LLC	Ba3	B
	1,925,113	Term Loan, 8.620%, maturing July 20, 2011			1,927,519
		Rockwood Specialties Group, Inc.	Ba2	B+
	9,825,495	Term Loan, 7.360%, maturing December 13, 2013			9,921,293
		Vertellus Specialties Inc.	B3	B+
	2,363,125	Term Loan, 8.611%, maturing March 31, 2013			2,383,802
					111,496,316
Containers, Packaging & Glass: 4.1%
		Bluegrass Container Company	Ba3	BB-
	1,197,769	Term Loan, 7.601%, maturing June 30, 2013			1,214,862
		Boise Cascade, L.L.C.	Ba2	BB
	4,094,702	Term Loan, 7.108%, maturing October 29, 2011			4,129,254
		Graham Packaging Company	B1	B
	13,244,522	Term Loan, 7.625%, maturing October 07, 2011			13,407,708
		Graphic Packaging International, Inc.	Ba2	B+
	9,183,118	Term Loan, 7.858%, maturing August 08, 2010			9,310,818
		Owens-Illinois	Ba2	BB-
EUR	2,199,375	Term Loan, 5.114%, maturing April 01, 2008			2,898,548
		Pro Mach, Inc	B1	B
	$2,481,250	Term Loan, 7.620%, maturing December 01, 2011			2,499,859
		Smurfit-Stone Container Corporation	Ba1	B+
	8,334,672	Term Loan, 7.625%, maturing November 01, 2011			8,425,119
		Xerium Technologies, Inc.	B2	B+
	3,296,167	Term Loan, 7.864%, maturing May 18, 2012			3,300,287
					45,186,455
Data and Internet Services: 6.2%
		Activant Solutions, Inc.	B1	B
	930,897	Term Loan, 7.375%, maturing May 02, 2013			933,225
		Acxiom Corporation	Ba2	BB
	1,995,000	Term Loan, 7.083%, maturing September 15, 2012			2,013,081

See Accompanying Notes to Financial Statements

ING Prime Rate Trust

PORTFOLIO OF INVESTMENTS as of February 28, 2007 (continued)

			Bank Loan Ratings† (Unaudited)		Market
Principal Amount		Borrower/Tranche Description	Moody's	S&P	Value
Data and Internet Services: (continued)
		Carlson Wagonlit Holdings B.V.	Ba3	B+
$2,750,000		Term Loan, 7.860%, maturing August 03, 2012			$2,759,023
		IPayment, Inc.	B1	B
2,977,500		Term Loan, 7.352%, maturing May 10, 2013			2,996,109
		Open Text Corporation	Ba3	BB-
1,745,625		Term Loan, 7.864%, maturing October 02, 2013			1,759,808
		Reynolds & Reynolds Company	B3	B
2,375,000		Term Loan, 10.845%, maturing October 26, 2013			2,449,962
		Reynolds & Reynolds Company	Ba2	BB-
10,972,500		Term Loan, 7.845%, maturing October 26, 2012			11,099,858
		Sitel, LLC	B2	B+
4,000,000		Term Loan, 7.909%, maturing January 29, 2014			4,030,000
		Sungard Data Systems Inc	Ba3	B+
28,535,227		Term Loan, 6.860%, maturing February 11, 2013			28,856,248
		Transfirst Holdings, Inc.	B1	B+
870,625		Term Loan, 7.870%, maturing August 15, 2012			879,331
		Travelport, Inc.	Ba3	B+
3,242,599		Term Loan, 7.864%, maturing August 23, 2013			3,278,472
		Verifone, Inc.	B1	BB-
2,250,000		Term Loan, 7.110%, maturing October 31, 2013			2,258,438
		Worldspan, L.P.	B3	CCC+
1,300,000		Term Loan, 12.360%, maturing December 21, 2013			1,316,250
		Worldspan, L.P.	Ba3	B
4,000,000		Term Loan, 8.603%, maturing December 21, 2013			4,029,500
					68,659,305
Diversified / Conglomerate Manufacturing: 4.4%
		Aearo Technologies, Inc	B1	B
1,588,000		Term Loan, 7.864%, maturing March 24, 2013			1,603,218
		Aearo Technologies, Inc	Caa1	CCC+
1,200,000		Term Loan, 11.864%, maturing September 24, 2013			1,222,876
		Axia Incorporated	B2	B
1,485,000		Term Loan, 8.620%, maturing December 21, 2012			1,447,875
		Baldor Electric Company	Ba3	BB
2,200,000	(5)	Term Loan, maturing March 31, 2014			2,222,275
		Brand Services, Inc.	B1	B
1,600,000		Term Loan, 7.625%, maturing February 07, 2014			1,613,333

See Accompanying Notes to Financial Statements

ING Prime Rate Trust

PORTFOLIO OF INVESTMENTS as of February 28, 2007 (continued)

				Bank Loan Ratings† (Unaudited)		Market
Principal Amount			Borrower/Tranche Description	Moody's	S&P	Value
Diversified / Conglomerate Manufacturing: (continued)
			Brand Services, Inc.	Caa1	CCC+
	$1,600,000		Term Loan, 11.375%, maturing February 07, 2014			$1,622,000
			Chart Industries, Inc.	Ba2	B+
	2,000,001		Term Loan, 7.432%, maturing October 17, 2012			2,011,251
			Cinram International, Inc	B1	BB-
	3,980,000		Term Loan, 7.110%, maturing May 05, 2011			3,969,636
			Dayco Products LLC	Ba3	BB-
	497,500		Term Loan, 7.865%, maturing June 21, 2011			502,061
			Dresser, Inc.	B1	B
	1,923,567		Term Loan, 8.125%, maturing October 31, 2013			1,945,607
			Dresser-Rand Group Inc.	Ba1	BB-
	82,436		Term Loan, 7.345%, maturing October 29, 2011			83,106
			Generac Power Systems, Inc.	B1	B
	4,455,000		Term Loan, 7.860%, maturing November 09, 2013			4,474,491
			Generac Power Systems, Inc.	Caa1	CCC+
	500,000		Term Loan, 11.360%, maturing May 09, 2014			500,000
			Gentek Holding Corporation	B1	B+
	2,330,352		Term Loan, 7.354%, maturing February 28, 2011			2,337,998
			Goodman Global Holdings, Inc	Ba2	B+
	1,478,571		Term Loan, 7.125%, maturing December 23, 2011			1,484,733
			Mueller Group, Inc.	Ba3	BB-
	7,540,351		Term Loan, 7.360%, maturing October 03, 2012			7,623,611
			Norcross Safety Products LLC	Ba1	BB-
	984,799		Term Loan, 7.414%, maturing June 30, 2012			988,801
			Prysmian S.R.L	NR	NR
EUR	1,200,000		Term Loan, 5.785%, maturing August 13, 2014			1,594,997
EUR	300,000		Term Loan, 6.285%, maturing August 31, 2015			400,733
			Rexnord Corporation / RBS Global, Inc.	Ba2	B+
	$980,744	(5)	Term Loan, maturing July 19, 2013			990,552
	2,297,131		Term Loan, 7.875%, maturing July 19, 2013			2,320,102
			Sensata Technologies	B1	BB-
	4,179,000		Term Loan, 7.110%, maturing April 27, 2013			4,190,756

See Accompanying Notes to Financial Statements

ING Prime Rate Trust

PORTFOLIO OF INVESTMENTS as of February 28, 2007 (continued)

		Bank Loan Ratings† (Unaudited)		Market
Principal Amount	Borrower/Tranche Description	Moody's	S&P	Value
Diversified / Conglomerate Manufacturing: (continued)
	Sensus Metering Systems Inc.	Ba3	B+
$210,217	Term Loan, 7.353%, maturing December 17, 2010			$211,400
1,582,609	Term Loan, 7.363%, maturing December 17, 2010			1,591,511
	Springs Window Fashions	Ba3	B+
990,000	Term Loan, 8.125%, maturing December 31, 2012			999,900
	Textron Fastening Systems	B2	B+
498,750	Term Loan, 8.921%, maturing August 11, 2013			502,491
	Walter Industries, Inc.	Ba2	B+
981,124	Term Loan, 7.103%, maturing October 03, 2012			987,379
				49,442,693
Diversified / Conglomerate Service: 3.9%
	Affinion Group	Ba2	B+
3,511,628	Term Loan, 7.857%, maturing October 17, 2012			3,549,378
	AlixPartners LLP	B1	BB-
2,675,000	Term Loan, 7.860%, maturing October 12, 2013			2,699,244
	Brickman Group	Ba3	BB-
2,000,000	Term Loan, 7.399%, maturing January 23, 2014			2,011,250
	Brock Holdings, Inc.	B1	B
500,000 (5)	Term Loan, maturing February 23, 2014			505,703
	CCC Information Services Group, Inc.	B1	B
990,741	Term Loan, 7.870%, maturing February 10, 2013			995,694
	Intergraph Corporation	B1	B
1,000,000	Term Loan, 7.860%, maturing May 28, 2014			1,008,438
	Iron Mountain Incorporated	Ba2	BB-
4,518,672	Term Loan, 7.070%, maturing April 02, 2011			4,531,853
1,348,801	Term Loan, 7.125%, maturing April 02, 2011			1,354,139
	Mitchell International, Inc.	B1	B+
640,695	Term Loan, 7.370%, maturing August 15, 2011			643,898
	Valleycrest Companies, LLC	B1	B+
1,246,875	Term Loan, 7.870%, maturing October 04, 2013			1,260,123
	Vertafore, Inc.	B1	B+
875,230	Term Loan, 7.822%, maturing January 31, 2012			880,974
	West Corp	Ba3	B+
23,750,000	Term Loan, 7.752%, maturing October 24, 2013			23,980,898
				43,421,592

See Accompanying Notes to Financial Statements

ING Prime Rate Trust

PORTFOLIO OF INVESTMENTS as of February 28, 2007 (continued)

				Bank Loan Ratings† (Unaudited)		Market
Principal Amount			Borrower/Tranche Description	Moody's	S&P	Value
Diversified Nat'l Rsrcs, Precious Metals & Minerals: 2.9%
			Georgia Pacific Corporation	Ba2	BB-
	$32,076,000		Term Loan, 7.355%, maturing December 20, 2012			$32,408,468
						32,408,468
Ecological: 1.2%
			Allied Waste North America, Inc.	Ba3	BB
	3,158,897		Revolver, 7.063%, maturing January 15, 2012			3,185,220
	6,473,994		Term Loan, 7.152%, maturing January 15, 2012			6,524,439
			IESI Corporation	Ba3	BB
	1,800,000		Term Loan, 7.110%, maturing January 21, 2012			1,806,750
			Wastequip, Inc.	Ba3	B+
	1,564,834		Term Loan, 7.570%, maturing February 05, 2013			1,580,482
						13,096,891
Electronics: 3.9%
			Advance Micro Devices	Ba3	BB-
	17,951,503		Term Loan, 7.570%, maturing December 31, 2013			18,141,214
			Decision One	NR	NR
	1,592,598		Term Loan, 12.000%, maturing April 15, 2010			1,592,598
			Eastman Kodak	Ba3	B+
	3,152,965		Term Loan, 7.570%, maturing October 18, 2012			3,165,445
	2,101,804		Term Loan, 7.570%, maturing October 18, 2012			2,108,700
			Freescale Semiconductor, Inc.	Baa3	BB
	6,000,000		Term Loan, 7.369%, maturing December 01, 2013			6,055,314
			NXP (Philips Semiconductor)	Ba2	BB+
	1,750,000		Floating Rate Note, 8.110%, maturing October 15, 2013			1,789,375
EUR	1,500,000		Floating Rate Note, 6.507%, maturing October 15, 2013			2,024,349
			ON Semiconductor	Ba3	B+
	$1,844,117		Term Loan, 7.614%, maturing December 15, 2011			1,851,032
			PGS, Inc.	Ba3	BB-
	1,100,000	(5)	Term Loan, maturing December 14, 2013			1,115,125
			Sanmina	Ba3	B+
	1,750,000		Term Loan, 7.875%, maturing January 31, 2008			1,759,406
			Serena Software Inc.	B1	B
	2,243,793		Term Loan, 7.610%, maturing March 11, 2013			2,269,036
			SI International, Inc.	Ba3	B+
	943,497		Term Loan, 7.353%, maturing February 09, 2011			944,677
						42,816,271

See Accompanying Notes to Financial Statements

ING Prime Rate Trust

PORTFOLIO OF INVESTMENTS as of February 28, 2007 (continued)

			Bank Loan Ratings† (Unaudited)		Market
Principal Amount		Borrower/Tranche Description	Moody's	S&P	Value
Farming & Agriculture: 0.0%
		The Mosaic Company	Ba1	BB
	$600,000	Term Loan, 7.113%, maturing February 12, 2012			$606,375
					606,375
Finance: 1.8%
		LPL Holdings, Inc.	B1	B
	4,962,501	Term Loan, 7.864%, maturing June 28, 2013			5,038,491
		Nasdaq Stock Market, Inc., The	Ba3	BB+
	4,016,691	Term Loan, 7.095%, maturing April 18, 2012			4,041,586
	2,328,382	Term Loan, 7.096%, maturing April 18, 2012			2,342,813
		Rent-A-Center, Inc.	Ba2	BB
	2,618,421	Term Loan, 7.116%, maturing June 30, 2012			2,628,240
		Riskmetrics	Ba3	B+
	1,400,000	Term Loan, 7.595%, maturing January 11, 2014			1,415,750
		TD Ameritrade Holding Corporation	Ba1	BB
	4,439,819	Term Loan, 6.820%, maturing December 31, 2012			4,463,638
					19,930,518
Foreign Cable, Foreign TV, Radio and Equipment: 3.7%
		Casema Bidco (Serpering Investments B.V.)	NR	NR
EUR	548,444	Term Loan, 6.173%, maturing November 14, 2014			735,549
EUR	284,889	Term Loan, 6.173%, maturing November 14, 2014			380,447
EUR	583,333	Term Loan, 6.232%, maturing November 14, 2014			782,341
EUR	833,333	Term Loan, 6.673%, maturing November 14, 2015			1,117,673
EUR	583,333	Term Loan, 6.732%, maturing November 14, 2015			785,370
		ENO France	NR	NR
EUR	2,015,451	Term Loan, 6.026%, maturing July 30, 2013			2,663,686
EUR	1,984,549	Term Loan, 6.106%, maturing July 30, 2013			2,622,845
		NTL Investment Holdings Limited	Ba3	BB-
GBP	8,750,000	Term Loan, 7.447%, maturing September 03, 2012			17,231,938
		P7S1 Holding II S.A.R.L. (German Media Partners)	NR	B+
EUR	5,000,000	Term Loan, 7.593%, maturing July 17, 2011			6,628,599

See Accompanying Notes to Financial Statements

ING Prime Rate Trust

PORTFOLIO OF INVESTMENTS as of February 28, 2007 (continued)

			Bank Loan Ratings† (Unaudited)		Market
Principal Amount		Borrower/Tranche Description	Moody's	S&P	Value
Foreign Cable, Foreign TV, Radio and Equipment: (continued)
		TDF SA	NR	NR
EUR	1,000,000	Term Loan, 6.085%, maturing January 31, 2015			$1,341,759
EUR	1,000,000	Term Loan, 6.585%, maturing January 31, 2016			1,347,832
		UPC Financing Partnership	B1	B
EUR	1,943,333	Term Loan, 6.103%, maturing March 31, 2013			2,587,126
EUR	2,200,000	Term Loan, 6.103%, maturing December 31, 2013			2,928,982
					41,154,147
Gaming: 4.8%
		CCM Merger, Inc. (a.k.a. Motorcity Casino)	Ba3	B
	3,418,743	Term Loan, 7.362%, maturing July 13, 2012			3,451,327
		Green Valley Ranch Gaming, LLC	B1	B+
	1,500,000	Term Loan, 7.360%, maturing August 08, 2014			1,519,062
		Green Valley Ranch Gaming, LLC	Caa1	CCC+
	750,000	Term Loan, 8.610%, maturing August 08, 2014			764,906
		Greenwood Racing, Inc.	B2	B+
	1,500,000	Term Loan, 7.570%, maturing November 28, 2011			1,515,000
		Herbst Gaming, Inc.	Ba3	B+
	1,500,000	Term Loan, 7.245%, maturing December 02, 2011			1,513,437
		Isle Of Capri Casinos, Inc.	Ba1	BB-
	985,000	Term Loan, 7.114%, maturing February 04, 2011			993,742
	1,470,000	Term Loan, 7.118%, maturing February 04, 2011			1,483,046
		Penn National Gaming, Inc.	Ba2	BB
	13,331,250	Term Loan, 7.114%, maturing October 03, 2012			13,447,898
		Ruffin Gaming, LLC	NR	NR
	1,485,376	Term Loan, 7.625%, maturing June 28, 2008			1,494,660
		Tropicana Entertainment - Landco	B2	B+
	2,250,000	Term Loan, 7.860%, maturing July 03, 2008			2,268,515
		Tropicana Entertainment - Opco	Ba3	B+
	9,000,000	Term Loan, 7.860%, maturing January 03, 2012			9,113,121
		Trump Entertainment Resorts Holdings, L.P.	Ba3	BB-
	1,723,750	Term Loan, 7.870%, maturing May 20, 2012			1,740,988
		Venetian Casino Resort, LLC	Ba2	BB-
	11,000,000	Term Loan, 7.120%, maturing June 15, 2011			11,097,834

See Accompanying Notes to Financial Statements

ING Prime Rate Trust

PORTFOLIO OF INVESTMENTS as of February 28, 2007 (continued)

		Bank Loan Ratings† (Unaudited)		Market
Principal Amount	Borrower/Tranche Description	Moody's	S&P	Value
Gaming: (continued)
	VML US FINANCE LLC	B1	BB-
$1,200,000	Term Loan, 8.120%, maturing May 26, 2013			$1,214,776
	Yonkers Racing Corporation	B3	B
2,000,000	Term Loan, 8.875%, maturing August 12, 2011			2,023,750
				53,642,062
Grocery: 0.6%
	Roundys Supermarkets, Inc.	Ba3	B+
2,950,000	Term Loan, 8.091%, maturing November 03, 2011			2,978,025
	Supervalu	Ba3	BB-
3,970,000	Term Loan, 7.100%, maturing June 02, 2012			3,996,234
				6,974,259
Healthcare, Education and Childcare: 14.0%
	Accellent, Inc.	B1	BB-
1,980,000	Term Loan, 7.360%, maturing November 22, 2012			1,979,588
	AGA Medical Corporation	B1	B+
1,832,209	Term Loan, 7.360%, maturing April 28, 2013			1,837,935
	Ameripath, Inc.	Ba2	BB-
496,250	Term Loan, 7.360%, maturing October 31, 2012			497,180
	Amn Healthcare, Inc.	Ba2	BB-
730,978	Term Loan, 7.114%, maturing November 02, 2011			733,262
	Capella Healthcare, Inc.	B2	B
2,970,000	Term Loan, 8.364%, maturing November 30, 2012			2,999,700
	CCS Medical	B3	B
4,455,000	Term Loan, 8.620%, maturing September 30, 2012			4,429,544
	CHG Medical Staffing, Inc.	Ba3	B+
1,600,000	Term Loan, 7.820%, maturing January 05, 2012			1,619,000
400,000	Term Loan, 7.845%, maturing January 05, 2012			404,750
	CHS/Community Health Systems, Inc.	Ba3	BB-
14,554,078	Term Loan, 7.120%, maturing August 19, 2011			14,649,597
	Compsych Investments Corp.	NR	NR
1,469,943	Term Loan, 8.111%, maturing April 20, 2012			1,480,968
	Concentra Operating Corporation	Ba2	B+
4,428,313	Term Loan, 7.377%, maturing September 30, 2011			4,449,072

See Accompanying Notes to Financial Statements

ING Prime Rate Trust

PORTFOLIO OF INVESTMENTS as of February 28, 2007 (continued)

				Bank Loan Ratings† (Unaudited)		Market
Principal Amount			Borrower/Tranche Description	Moody's	S&P	Value
Healthcare, Education and Childcare: (continued)
			CRC Health Corporation	Ba3	B
	$1,488,769		Term Loan, 7.614%, maturing February 06, 2013			$1,505,983
	1,468,032		Term Loan, 7.864%, maturing February 06, 2013			1,485,007
			DJ Orthopedics, LLC	Ba3	BB-
	629,524		Term Loan, 6.875%, maturing April 07, 2013			630,508
			Education Management Corporation	B2	B
	5,970,000		Term Loan, 7.375%, maturing June 03, 2013			6,027,461
			Emdeon Business Services LLC	B1	B+
	2,483,444		Term Loan, 7.870%, maturing November 16, 2013			2,496,377
			EMSC L.P.	Ba2	B+
	3,235,316		Term Loan, 7.380%, maturing February 10, 2012			3,251,493
			Encore Medical Ihc, Inc.	Ba3	B
	1,745,625		Term Loan, 7.880%, maturing November 03, 2013			1,753,262
			Fresenius Medical Care Holdings, Inc.	Ba2	BB
	2,069,250		Term Loan, 6.739%, maturing March 31, 2013			2,072,699
			Gambro	NR	NR
SEK	5,000,000		Term Loan, 5.833%, maturing March 15, 2007			721,893
SEK	5,000,000		Term Loan, 6.333%, maturing March 15, 2007			725,017
	$750,000		Term Loan, 7.820%, maturing June 05, 2014			758,438
	750,000		Term Loan, 8.320%, maturing June 05, 2015			761,719
			Gentiva Health Services, Inc.	Ba3	B+
	2,756,757		Term Loan, 7.602%, maturing March 31, 2013			2,767,957
			Golden Gate National Senior Care Holdings, LLC (fka Beverley Enterprises)	Ba3	B+
	1,191,000		Term Loan, 8.114%, maturing March 14, 2011			1,199,685
			Harrington Holdings, Inc.	B1	B
	2,133,333		Term Loan, 7.820%, maturing December 31, 2013			2,152,000
			HCA, Inc.	Ba3	BB
	17,000,000		Term Loan, 7.614%, maturing November 17, 2013			17,222,411
			Health Management Associates, Inc.	Ba2	B+
	7,000,000	(5)	Term Loan, maturing March 01, 2014			7,063,070
			Healthsouth Corporation	B2	B+
	2,623,182		Term Loan, 8.610%, maturing March 10, 2013			2,650,904

See Accompanying Notes to Financial Statements

ING Prime Rate Trust

PORTFOLIO OF INVESTMENTS as of February 28, 2007 (continued)

			Bank Loan Ratings† (Unaudited)		Market
Principal Amount		Borrower/Tranche Description	Moody's	S&P	Value
Healthcare, Education and Childcare: (continued)
		Iasis Healthcare LLC	Ba2	B+
	$6,781,387	Term Loan, 7.570%, maturing June 22, 2011			$6,857,678
		Lifepoint Hospitals, Inc.	Ba3	BB-
	9,869,781	Term Loan, 6.985%, maturing April 15, 2012			9,879,345
		Multiplan, Inc.	B2	B+
	1,441,882	Term Loan, 7.820%, maturing April 12, 2013			1,455,851
		National Mentor, Inc.	B1	B
	76,667	Revolver, 7.969%, maturing June 29, 2013			77,098
	1,250,383	Term Loan, 7.867%, maturing June 29, 2013			1,257,417
		Nycomed	NR	NR
EUR	2,444,238	Term Loan, 6.195%, maturing December 10, 2014			3,238,198
EUR	2,555,762	Term Loan, 6.695%, maturing December 10, 2014			3,385,950
		Orthofix International/Colgate Medical	Ba3	BB-
	$1,910,152	Term Loan, 7.120%, maturing September 22, 2013			1,923,284
		Quintiles Transnational Corp.	B1	BB-
	2,630,125	Term Loan, 7.360%, maturing March 31, 2013			2,638,754
		Radiation Therapy Services, Inc.	B1	BB-
	1,921,001	Term Loan, 7.115%, maturing December 16, 2012			1,921,602
		Radnet Management Inc.	B1	B
	2,000,000	Term Loan, 8.850%, maturing November 15, 2012			2,010,000
		Renal Advantage Inc.	NR	B+
	4,033,555	Term Loan, 7.860%, maturing October 06, 2012			4,078,932
		Rural/Metro Operating Company, LLC	Ba2	B
	519,127	Revolver, 5.170%, maturing March 04, 2011			523,345
	1,176,469	Term Loan, 7.778%, maturing March 04, 2011			1,186,028
		Select Medical Corporation	Ba1	B+
	2,456,250	Term Loan, 7.111%, maturing February 24, 2012			2,454,784
		Sheridan Healthcare, Inc.	B2	B+
	1,496,250	Term Loan, 8.360%, maturing November 09, 2011			1,512,148
		Sterigenics International, Inc.	B2	B+
	1,995,000	Term Loan, 7.860%, maturing November 21, 2013			2,001,859
		Stiefel Laboratories, Inc.	Ba3	B+
	1,191,814	Term Loan, 7.570%, maturing December 28, 2013			1,205,967
	1,558,186	Term Loan, 7.610%, maturing December 28, 2013			1,576,690

See Accompanying Notes to Financial Statements

ING Prime Rate Trust

PORTFOLIO OF INVESTMENTS as of February 28, 2007 (continued)

		Bank Loan Ratings† (Unaudited)		Market
Principal Amount	Borrower/Tranche Description	Moody's	S&P	Value
Healthcare, Education and Childcare: (continued)
	Team Health, Inc.	B1	B+
$2,063,199	Term Loan, 7.860%, maturing November 23, 2012			$2,080,392
	Vanguard Health Holdings Company Ii, LLC	Ba3	B
9,907,125	Term Loan, 7.614%, maturing September 23, 2011			10,014,449
	VWR International Inc.	Ba2	B+
3,260,959	Term Loan, 7.610%, maturing April 07, 2011			3,287,455
				154,893,706
Home & Office Furnishings: 1.2%
	Buhrmann US Inc.	Ba3	BB
3,885,375	Term Loan, 7.109%, maturing December 23, 2010			3,904,802
	National Bedding Company	B1	BB-
2,216,250	Term Loan, 7.365%, maturing August 31, 2011			2,226,500
	Simmons Company	Ba2	B+
7,166,516	Term Loan, 7.413%, maturing December 19, 2011			7,224,744
				13,356,046
Insurance: 1.2%
	Applied Systems Inc.	B1	B-
1,995,000	Term Loan, 8.175%, maturing September 26, 2013			2,006,846
	Concord RE	Ba2	BB+
875,000	Term Loan, 9.610%, maturing February 29, 2012			884,844
	Conseco, Inc.	Ba3	BB-
5,486,250	Term Loan, 7.320%, maturing October 10, 2013			5,522,256
	Crawford & Company	B1	BB-
3,087,113	Term Loan, 7.860%, maturing October 30, 2013			3,104,478
	Swett & Crawford	B1	B+
1,488,750	Term Loan, 7.860%, maturing November 16, 2011			1,511,081
				13,029,505
Leisure, Amusement, Entertainment: 8.6%
	24 Hour Fitness Worldwide, Inc	Ba3	B
3,225,625	Term Loan, 7.865%, maturing June 08, 2012			3,254,520
	AMF Bowling Worldwide, Inc.	Ba2	B
875,794	Term Loan, 8.320%, maturing August 27, 2009			881,815
	Cedar Fair, L.P.	Ba3	BB-
7,957,506	Term Loan, 7.320%, maturing August 30, 2012			8,050,012

See Accompanying Notes to Financial Statements

ING Prime Rate Trust

PORTFOLIO OF INVESTMENTS as of February 28, 2007 (continued)

			Bank Loan Ratings† (Unaudited)		Market
Principal Amount		Borrower/Tranche Description	Moody's	S&P	Value
Leisure, Amusement, Entertainment: (continued)
		Cinemark USA, Inc.	Ba2	B
$3,740,625		Term Loan, 7.385%, maturing October 05, 2013			$3,778,031
		Easton-Bell Sports, Inc	Ba3	B+
492,500		Term Loan, 7.071%, maturing March 16, 2012			495,065
		Hallmark Entertainment, LLC	B1	B
1,750,000		Term Loan, 8.610%, maturing December 31, 2011			1,763,125
		HIT Entertainment, Inc.	Ba3	B
3,365,417		Term Loan, 7.600%, maturing March 20, 2012			3,391,711
		Kerasotes Showplace Theater LLC	B1	B-
225,000		Revolver, 1.935%, maturing October 31, 2010			223,875
		Lodgenet Entertainment Corporation	Ba1	B+
2,291,506		Term Loan, 7.570%, maturing August 29, 2008			2,297,235
		London Arena & Waterfront Finance LLC (a.k.a. "The O2")	Ba3	B
794,000		Term Loan, 7.853%, maturing March 08, 2012			801,444
		Metro-Goldwyn-Mayer, Inc	Ba3	B+
7,892,857		Term Loan, 8.614%, maturing April 08, 2011			7,944,240
33,248,750		Term Loan, 8.614%, maturing April 08, 2012			33,581,238
		National CineMedia, LLC	B1	B+
1,350,000	(5)	Term Loan, maturing February 12, 2015			1,362,516
		NEP II, INC	B1	B
3,500,000		Term Loan, 7.595%, maturing May 02, 2014			3,541,017
		Panavision, Inc.	Ba3	B
992,502		Term Loan, 8.366%, maturing March 30, 2011			1,001,186
		Six Flags Theme Parks, Inc.	Ba3	B-
2,366,321		Term Loan, 8.610%, maturing June 30, 2009			2,397,194
		Universal City Development Partners	Ba1	BB-
4,627,273		Term Loan, 7.360%, maturing June 09, 2011			4,673,545
		Warner Music Group	Ba2	BB-
16,113,198		Term Loan, 7.362%, maturing February 28, 2011			16,213,905
					95,651,674

See Accompanying Notes to Financial Statements

ING Prime Rate Trust

PORTFOLIO OF INVESTMENTS as of February 28, 2007 (continued)

		Bank Loan Ratings† (Unaudited)		Market
Principal Amount	Borrower/Tranche Description	Moody's	S&P	Value
Lodging: 1.5%
	Hotel Del Coronado	NR	NR
$16,400,000	Term Loan, 7.070%, maturing January 09, 2008			$16,400,000
				16,400,000
Machinery: 1.3%
	Alliance Laundry Systems LLC	Ba3	B
2,919,149	Term Loan, 7.600%, maturing January 27, 2012			2,946,516
	Enersys Capital Inc.	Ba2	BB
4,169,707	Term Loan, 7.111%, maturing March 17, 2011			4,195,767
	Maxim Crane Works, L.P.	B1	BB-
2,451,802	Term Loan, 7.321%, maturing January 25, 2010			2,456,399
	United Rentals, Inc.	Ba1	BB-
4,552,187	Term Loan, 7.320%, maturing February 14, 2011			4,609,562
				14,208,244
Mining, Steel, Iron & Nonprecious Metals: 1.5%
	Alpha Natural Resources	B1	BB-
660,000	Term Loan, 7.114%, maturing October 26, 2012			663,300
	Excel Mining Systems, Inc	B1	B-
2,000,000	Term Loan, 8.364%, maturing October 20, 2013			2,008,750
	Longyear Holdings, Inc	B1	B-
4,619,422	Term Loan, 8.614%, maturing October 06, 2012			4,660,563
369,328	Term Loan, 8.614%, maturing October 06, 2012			372,502
	Novelis	Ba2	BB-
5,446,154	Term Loan, 7.610%, maturing January 07, 2012			5,463,657
	Oglebay Norton Company	B1	B+
1,534,286	Term Loan, 7.860%, maturing July 31, 2011			1,549,629
	Tube City IMS Corporation	Ba3	BB-
162,162	Term Loan, 7.570%, maturing January 25, 2014			163,716
1,337,838	Term Loan, 9.500%, maturing January 25, 2014			1,350,658
				16,232,775
North American Cable: 12.9%
	Atlantic Broadband	B1	B
1,985,004	Term Loan, 8.100%, maturing August 10, 2012			2,012,298
	Bragg Communications, Inc	B1	NR
2,437,500	Term Loan, 7.110%, maturing August 31, 2011			2,448,164

See Accompanying Notes to Financial Statements

ING Prime Rate Trust

PORTFOLIO OF INVESTMENTS as of February 28, 2007 (continued)

		Bank Loan Ratings† (Unaudited)		Market
Principal Amount	Borrower/Tranche Description	Moody's	S&P	Value
North American Cable: (continued)
	Bresnan Communications, LLC	B1	B+
$2,750,000	Term Loan, 7.111%, maturing September 29, 2013			$2,763,464
	Cequel Communications II, LLC	NR	NR
3,850,000	Term Loan, 10.320%, maturing October 30, 2007			3,854,813
	Cequel Communications, LLC	B1	B+
17,150,000	Term Loan, 7.610%, maturing November 05, 2013			17,341,600
	Cequel Communications, LLC	Caa1	B-
525,000	Term Loan, 9.860%, maturing May 05, 2014			539,930
	Charter Communications Operating, LLC	B1	B+
53,500,000	Term Loan, 7.985%, maturing April 28, 2013			53,944,746
	CSC Holdings, Inc. (Cablevision)	Ba2	BB
23,224,500	Term Loan, 7.110%, maturing March 29, 2013			23,366,750
	Insight Midwest Holdings, LLC	Ba3	BB-
9,500,000	Term Loan, 7.610%, maturing April 06, 2014			9,603,911
	Knology Inc	Ba3	NR
2,132,778	Term Loan, 7.845%, maturing June 29, 2010			2,151,439
	Mediacom Broadband LLC	Ba3	BB-
10,890,000	Term Loan, 7.116%, maturing January 31, 2015			10,918,074
	Nextmedia Operating, Inc.	B1	B
2,456,942	Term Loan, 7.320%, maturing November 15, 2012			2,457,250
	Patriot Media & Communications, LLC	B3	B-
1,000,000	Term Loan, 10.360%, maturing October 04, 2013			1,015,000
	Patriot Media & Communications, LLC	Ba3	B+
2,539,683	Term Loan, 7.360%, maturing March 31, 2013			2,558,202
	Quebecor Media Inc	B1	B
2,970,000	Term Loan, 7.360%, maturing January 17, 2013			2,994,131
	San Juan Cable LLC	B1	B+
1,734,366	Term Loan, 7.366%, maturing October 31, 2012			1,742,497
	Wideopenwest Finance, LLC	B1	B
3,000,000	Term Loan, 7.611%, maturing May 01, 2014			3,029,376
				142,741,645
Oil & Gas: 8.2%
	Alon USA	B1	BB-
1,990,000	Term Loan, 7.570%, maturing June 22, 2013			2,006,169

See Accompanying Notes to Financial Statements

ING Prime Rate Trust

PORTFOLIO OF INVESTMENTS as of February 28, 2007 (continued)

			Bank Loan Ratings† (Unaudited)		Market
Principal Amount		Borrower/Tranche Description	Moody's	S&P	Value
Oil & Gas: (continued)
		Coffeyville Resources LLC	B2	B+
$1,067,105		Term Loan, 8.360%, maturing December 28, 2010			$1,083,111
2,019,703		Term Loan, 8.360%, maturing December 28, 2013			2,049,999
		CR Gas Storage	Ba3	BB-
287,857		Term Loan, 7.103%, maturing May 12, 2011			288,846
410,247		Term Loan, 7.098%, maturing May 13, 2011			411,658
429,621		Term Loan, 7.140%, maturing May 12, 2013			430,829
2,303,729		Term Loan, 7.151%, maturing May 12, 2013			2,310,210
		El Paso Corporation	Ba3	B+
6,250,000		Term Loan, 7.320%, maturing August 01, 2011			6,301,269
		Energy Transfer Company, L.P.	Ba2	NR
10,000,000		Term Loan, 7.095%, maturing February 08, 2012			10,104,460
		EPCO Holdings Inc.	Ba2	BB-
11,516,821		Term Loan, 7.360%, maturing August 18, 2010			11,670,041
		Helix Energy Solutions Group, Inc.	B1	BB
5,173,844		Term Loan, 7.333%, maturing July 01, 2013			5,208,488
		IFM Holdco	Ba3	BBB-
500,000	(5)	Term Loan, maturing February 28, 2014			506,250
		J. Ray Mcdermott, S.A.	Ba3	B+
3,000,000		Term Loan, 7.764%, maturing June 06, 2012			3,030,000
		Key Energy	NR	NR
4,455,000		Term Loan, 7.861%, maturing June 30, 2012			4,491,197
		Magellan Midstream Holdings LP	Ba3	BB-
1,746,723		Term Loan, 7.365%, maturing June 30, 2012			1,757,640
		McJunkin Corporation	B2	B+
3,750,000		Term Loan, 7.595%, maturing January 31, 2013			3,793,361
		MEG Energy	Ba3	BB
2,779,000		Term Loan, 7.370%, maturing April 03, 2013			2,803,099
		Opti Canada Inc.	Ba3	BB+
3,000,000		Term Loan, 7.355%, maturing May 17, 2013			3,021,249
		Semcrude, L.P.	Ba2	NR
5,184,577		Term Loan, 7.570%, maturing March 16, 2011			5,236,423
3,601,001		Term Loan, 7.593%, maturing March 16, 2011			3,630,259

See Accompanying Notes to Financial Statements

ING Prime Rate Trust

PORTFOLIO OF INVESTMENTS as of February 28, 2007 (continued)

			Bank Loan Ratings† (Unaudited)		Market
Principal Amount		Borrower/Tranche Description	Moody's	S&P	Value
Oil & Gas: (continued)
		Targa Resources, Inc	B1	B+
	$7,677,016	Term Loan, 7.360%, maturing October 31, 2012			$7,747,791
	1,000,000	Term Loan, 7.614%, maturing October 31, 2012			1,009,219
		Venoco, Inc.	Caa1	B-
	2,000,000	Term Loan, 9.875%, maturing March 30, 2009			2,025,000
		Volnay Acquisition Co. I	Ba2	BB-
	2,400,000	Term Loan, 7.320%, maturing January 12, 2014			2,424,751
		Vulcan Energy Corporation	Ba2	BB
	4,340,471	Term Loan, 6.860%, maturing August 12, 2011			4,349,968
		W&T Offshore, Inc.	B1	B+
	2,900,000	Term Loan, 7.620%, maturing May 26, 2010			2,924,772
					90,616,059
Other Broadcasting and Entertainment: 1.5%
		Deluxe, Inc	B1	B
	1,766,215	Term Loan, 8.364%, maturing January 28, 2011			1,780,198
		DirecTV Holdings LLC	Baa3	BB
	5,934,560	Term Loan, 6.820%, maturing April 13, 2013			5,965,752
		VNU	B1	B+
	8,977,500	Term Loan, 7.610%, maturing August 09, 2013			9,075,454
					16,821,404
Other Telecommunications: 4.0%
		Asurion Corporation	B1	B
	5,561,678	Term Loan, 8.320%, maturing July 13, 2012			5,624,247
		Asurion Corporation	B3	CCC+
	500,000	Term Loan, 11.570%, maturing January 13, 2013			512,500
		BCM Ireland Holdings Ltd	Ba3	B+
EUR	2,083,333	Term Loan, 5.933%, maturing September 30, 2014			2,762,655
EUR	2,083,333	Term Loan, 6.308%, maturing September 30, 2015			2,790,179
		Cavalier Telephone	B2	B-
	$3,500,000	Term Loan, 10.120%, maturing December 31, 2012			3,554,688
		Choice One Communications, Inc. (A.K.A. Trilogy)	Ba3	B
	3,000,000	Term Loan, 9.375%, maturing June 30, 2012			3,043,125

See Accompanying Notes to Financial Statements

ING Prime Rate Trust

PORTFOLIO OF INVESTMENTS as of February 28, 2007 (continued)

			Bank Loan Ratings† (Unaudited)		Market
Principal Amount		Borrower/Tranche Description	Moody's	S&P	Value
Other Telecommunications: (continued)
		Consolidated Communications	Ba3	BB-
$2,452,170		Term Loan, 7.113%, maturing October 14, 2011			$2,465,963
		Fairpoint Communications, Inc.	B1	BB-
2,000,000		Term Loan, 7.125%, maturing February 08, 2012			2,010,312
		Iowa Telecommunications Services, Inc	Ba3	BB-
4,250,000		Term Loan, 7.115%, maturing November 23, 2011			4,285,415
		Kentucky Data Link, Inc.	B1	B
2,583,333	(5)	Term Loan, maturing February 16, 2014			2,605,938
		PAETEC Holdings	B1	B
870,625		Term Loan, 8.875%, maturing June 12, 2012			883,902
		Qwest Communications Intl Inc	Ba3	BB+
10,000,000		Floating Rate Note, 8.860%, maturing February 15, 2009			10,100,000
		Time Warner Telecom Holdings, Inc	Ba2	B
3,220,000		Term Loan, 7.320%, maturing January 07, 2013			3,249,785
		U.S. Telepacific Corp	B1	B-
997,500		Term Loan, 9.895%, maturing August 04, 2011			1,013,086
					44,901,795
Personal & Nondurable Consumer Products: 5.2%
		Advantage Sales And Marketing	B2	B-
3,076,750		Term Loan, 7.363%, maturing March 29, 2013			3,084,466
		Bushnell Performance Optics	B1	B+
1,728,659		Term Loan, 8.364%, maturing August 19, 2011			1,740,903
		Chattem, Inc.	Ba3	BB-
1,000,000		Term Loan, 7.107%, maturing January 02, 2013			1,007,188
		Fender Musical Instruments Corp.	B1	B+
1,467,907		Term Loan, 8.110%, maturing March 30, 2012			1,489,925
		Fender Musical Instruments Corp.	Caa1	B-
2,500,000		Term Loan, 11.360%, maturing September 30, 2012			2,562,500
		Hunter Fan Company	Ba3	B
823,333		Term Loan, 7.900%, maturing March 24, 2012			810,983
		Jarden Corporation	Ba2	B+
8,280,765		Term Loan, 7.114%, maturing January 24, 2012			8,328,636
1,196,428		Term Loan, 7.114%, maturing January 24, 2012			1,202,909

See Accompanying Notes to Financial Statements

ING Prime Rate Trust

PORTFOLIO OF INVESTMENTS as of February 28, 2007 (continued)

			Bank Loan Ratings† (Unaudited)		Market
Principal Amount		Borrower/Tranche Description	Moody's	S&P	Value
Personal & Nondurable Consumer Products: (continued)
		Mega Bloks Inc.	Ba2	BB-
$985,000		Term Loan, 7.149%, maturing July 26, 2012			$986,231
		Natural Products Group, LLC	B1	B
922,078		Term Loan, 8.310%, maturing June 19, 2013			928,994
1,896,104		Term Loan, 8.370%, maturing June 19, 2013			1,910,325
		Norwood Promotional Products	NR	NR
1,564,338		Revolver, 3.850%, maturing December 31, 2008			1,572,160
4,126,296		Term Loan, 11.625%, maturing August 17, 2009			4,291,348
11,886,828	(3)	Term Loan, 6.000%, maturing August 17, 2011			8,915,121
		Norwood Promotional Products	NR	NR
948,750		Term Loan, 12.766%, maturing February 15, 2008			1,081,575
		Rayovac Corporation	B1	CCC+
6,749,739		Term Loan, 8.600%, maturing February 06, 2012			6,827,482
		Totes Isotoner Corporation	B2	B
416,667		Term Loan, 7.820%, maturing January 31, 2013			420,183
		Tupperware	Ba1	BB
7,253,786		Term Loan, 6.860%, maturing December 05, 2012			7,267,386
		Yankee Candle Company, Inc.	Ba3	B+
3,000,000		Term Loan, 7.320%, maturing February 06, 2014			3,033,750
					57,462,065
Personal, Food & Miscellaneous: 3.1%
		Acosta, Inc.	B1	B-
2,985,000		Term Loan, 8.070%, maturing July 28, 2013			3,014,850
		AFC Enterprises	B1	B+
1,025,007		Term Loan, 7.375%, maturing May 11, 2011			1,032,695
		Allied Security Holdings LLC	Ba3	B
495,455		Term Loan, 8.370%, maturing June 30, 2010			500,409
		Arbys Restaurant Group, Inc.	Ba3	B+
5,416,452		Term Loan, 7.607%, maturing July 25, 2012			5,474,565
		Carrols Corporation	Ba3	BB-
1,884,985		Term Loan, 7.820%, maturing December 31, 2010			1,896,178
		CBRL (Cracker Barrel)	Ba2	BB
590,647		Term Loan, 6.860%, maturing April 27, 2013			593,084

See Accompanying Notes to Financial Statements

ING Prime Rate Trust

PORTFOLIO OF INVESTMENTS as of February 28, 2007 (continued)

			Bank Loan Ratings† (Unaudited)		Market
Principal Amount		Borrower/Tranche Description	Moody's	S&P	Value
Personal, Food & Miscellaneous: (continued)
		Coinmach Corporation	B2	B
$5,976,292		Term Loan, 7.875%, maturing December 19, 2012			$6,035,123
		Coinstar, Inc.	Ba2	BB-
2,430,381		Term Loan, 7.360%, maturing July 07, 2011			2,445,571
		Culligan International Company	Ba2	BB-
1,989,582		Term Loan, 7.070%, maturing September 30, 2011			1,995,799
		Dennys, Inc	Ba2	B+
600,000		Term Loan, 7.627%, maturing December 15, 2011			607,500
1,208,696		Term Loan, 7.617%, maturing March 31, 2012			1,223,804
		Krispy Kreme Doughnut Corporation	NR	NR
500,000	(5)	Term Loan, maturing February 15, 2014			506,094
		MD Beauty, Inc.	B2	B
3,185,139		Term Loan, 7.820%, maturing February 18, 2012			3,203,055
		N.E.W. Customer Services Companies, Inc.	B1	B+
1,756,098		Term Loan, 8.104%, maturing August 18, 2013			1,772,561
		QCE, LLC (Quiznos)	B2	B
2,056,333		Term Loan, 7.625%, maturing May 05, 2013			2,068,186
		Reddy Ice Group, Inc.	Ba3	B+
1,000,000		Term Loan, 7.110%, maturing August 09, 2012			1,003,125
		Sbarro, Inc.	Ba3	B
500,000		Term Loan, 7.820%, maturing January 31, 2014			505,625
		U.S. Security Holdings, Inc.	B1	B
620,313		Term Loan, 7.890%, maturing May 08, 2013			626,516
					34,504,740
Printing & Publishing: 9.1%
		American Achievement Corporation	Ba2	B+
610,085		Term Loan, 7.928%, maturing March 25, 2011			614,533
		American Media Operations, Inc	B1	B-
3,350,000		Term Loan, 8.370%, maturing January 31, 2013			3,376,522
		American Reprographics	Ba2	BB
2,053,377		Term Loan, 7.109%, maturing June 18, 2009			2,055,303
		Ascend Media Holdings, LLC	B3	B
1,556,575		Term Loan, 8.863%, maturing January 31, 2012			1,515,715
		Black Press, Ltd.	Ba3	B+
1,995,000		Term Loan, 7.360%, maturing August 02, 2013			2,014,950

See Accompanying Notes to Financial Statements

ING Prime Rate Trust

PORTFOLIO OF INVESTMENTS as of February 28, 2007 (continued)

				Bank Loan Ratings† (Unaudited)		Market
Principal Amount			Borrower/Tranche Description	Moody's	S&P	Value
Printing & Publishing: (continued)
			Caribe Information Investments Inc.	B1	B
	$1,868,871		Term Loan, 7.611%, maturing March 31, 2013			$1,878,215
			Cenveo Corporation	Ba3	BB-
	1,492,500		Term Loan, 7.365%, maturing June 21, 2013			1,496,231
			Dex Media East, LLC	Ba1	BB
	3,137,629		Term Loan, 6.859%, maturing May 08, 2009			3,144,224
			Dex Media West, LLC	Ba1	BB
	884,688		Term Loan, 6.606%, maturing September 09, 2009			882,969
	9,722,507		Term Loan, 6.857%, maturing March 09, 2010			9,752,889
			Gatehouse Media, Inc.	B1	B+
	2,202,632		Term Loan, 7.570%, maturing December 06, 2013			2,209,057
			Hanley Wood, LLC	B2	B
	291,214		Term Loan, 7.610%, maturing August 01, 2012			292,063
	2,438,121		Term Loan, 7.613%, maturing August 01, 2012			2,445,233
			Idearc, Inc.	Ba2	BB+
	20,400,000		Term Loan, 7.320%, maturing November 17, 2014			20,595,085
			Intermedia Outdoor, Inc.	NR	NR
	1,650,000	(5)	Term Loan, maturing January 31, 2013			1,666,500
			Jostens IH Corp	Ba2	B+
	9,306,264		Term Loan, 7.372%, maturing December 21, 2011			9,362,493
			Medianews Group	Ba2	BB-
	995,000		Term Loan, 7.070%, maturing August 02, 2013			999,353
			Medimedia USA, Inc.	Ba3	B+
	1,246,875		Term Loan, 7.846%, maturing October 05, 2013			1,253,889
			Merrill Communications, LLC	B1	B+
	2,931,172		Term Loan, 7.589%, maturing May 15, 2011			2,947,203
			PagesJaunes Groupe SA	NR	NR
EUR	800,000	(5)	Term Loan, maturing February 28, 2014			1,066,859
			PagesJaunes Groupe SA	NR	NR
EUR	600,000	(5)	Term Loan, maturing February 28, 2014			805,742
EUR	600,000	(5)	Term Loan, maturing February 28, 2014			809,710
			Primedia Inc.	B2	B
	$6,101,667		Term Loan, 7.570%, maturing September 30, 2013			6,108,976
			Prism Business Media Holdings/ Penton Media, Inc.	B1	B+
	1,700,000	(5)	Term Loan, maturing February 01, 2013			1,718,416

See Accompanying Notes to Financial Statements

ING Prime Rate Trust

PORTFOLIO OF INVESTMENTS as of February 28, 2007 (continued)

			Bank Loan Ratings† (Unaudited)		Market
Principal Amount		Borrower/Tranche Description	Moody's	S&P	Value
Printing & Publishing: (continued)
		R.H. Donnelley Corporation	Ba1	BB
	$268,383	Term Loan, 6.614%, maturing December 31, 2009			$267,928
	9,583,550	Term Loan, 6.864%, maturing June 30, 2011			9,600,858
		Source Media Inc.	B1	B
	3,017,140	Term Loan, 7.614%, maturing November 08, 2011			3,044,485
		Thomas Nelson Publishers	B1	B
	2,321,667	Term Loan, 7.594%, maturing June 12, 2012			2,330,373
		Wenner Media LLC	Ba3	BB-
	897,750	Term Loan, 7.114%, maturing October 02, 2013			903,922
		Yell Group PLC	Ba3	BB-
	2,000,000	Term Loan, 7.320%, maturing February 10, 2013			2,015,626
EUR	2,000,000	Term Loan, 5.732%, maturing February 27, 2013			2,677,885
		Ziff Davis Media, Inc.	Caa1	CCC
	$1,500,000	Floating Rate Note, 11.360%, maturing May 01, 2012			1,488,750
					101,341,957
Radio and TV Broadcasting: 3.3%
		Block Communications, Inc.	Ba1	BB-
	990,000	Term Loan, 7.364%, maturing December 22, 2011			991,856
		CMP KC, LLC	Caa1	CCC+
	1,377,163	Term Loan, 9.375%, maturing May 03, 2011			1,387,492
		CMP Susquehanna Corporation	Ba3	B-
	4,988,286	Term Loan, 7.405%, maturing May 05, 2013			5,028,192
		Cumulus Media Inc	Ba3	B
	2,985,000	Term Loan, 7.333%, maturing June 07, 2013			3,008,453
		Emmis Communication	B1	B
	1,250,000	Term Loan, 7.320%, maturing November 01, 2013			1,261,111
		Entravision Communications Corporation	Ba3	B+
	2,955,000	Term Loan, 6.860%, maturing March 29, 2013			2,968,853
		Gray Television, Inc	Ba1	B
	495,000	Term Loan, 6.850%, maturing June 15, 2011			495,442
	990,000	Term Loan, 6.820%, maturing November 22, 2012			990,884
		Montecito Broadcast Group, LLC	B1	B
	1,980,000	Term Loan, 7.820%, maturing January 27, 2013			1,993,612

See Accompanying Notes to Financial Statements

ING Prime Rate Trust

PORTFOLIO OF INVESTMENTS as of February 28, 2007 (continued)

			Bank Loan Ratings† (Unaudited)		Market
Principal Amount		Borrower/Tranche Description	Moody's	S&P	Value
Radio and TV Broadcasting: (continued)
		Nexstar Broadcasting Group	Ba3	B
$4,678,081		Term Loan, 7.114%, maturing October 01, 2012			$4,678,811
		Paxson Communications	B1	CCC+
4,500,000		Term Loan, 8.610%, maturing January 15, 2012			4,609,688
		Raycom TV Broadcasting, LLC	NR	NR
3,335,766		Term Loan, 6.875%, maturing July 31, 2013			3,339,936
		Regent Communications	B1	B
1,500,000		Term Loan, 7.620%, maturing November 21, 2013			1,509,845
		Spanish Broadcasting Systems	B1	B
3,930,000		Term Loan, 7.120%, maturing July 11, 2012			3,943,099
					36,207,274
Retail Stores: 7.7%
		Amscan Holdings, Inc.	Ba3	B+
1,488,750		Term Loan, 8.385%, maturing December 23, 2012			1,504,568
		Burlington Coat Factory	B2	B
5,403,750		Term Loan, 7.610%, maturing May 28, 2013			5,417,632
		Dollarama Group L.P	Ba1	B+
3,430,328		Term Loan, 7.360%, maturing November 18, 2011			3,458,200
		Harbor Freight Tools USA, Inc.	B1	B+
7,196,359		Term Loan, 7.610%, maturing July 15, 2010			7,271,323
		Jean Coutu Group (The) Inc.	B1	BB-
4,977,195		Term Loan, 7.875%, maturing July 30, 2011			4,990,354
		Mapco Express, Inc.	B2	B+
2,228,584		Term Loan, 8.100%, maturing April 28, 2011			2,248,084
		Mattress Firm	B1	B
500,000	(5)	Term Loan, maturing February 09, 2014			506,250
		Michaels Stores, Inc.	B2	B-
12,697,344		Term Loan, 8.125%, maturing October 31, 2013			12,834,894
		Nebraska Book Company, Inc	Ba2	B-
2,410,275		Term Loan, 7.880%, maturing March 04, 2011			2,428,352
		Neiman Marcus Group, Inc	Ba3	B+
16,354,430		Term Loan, 7.602%, maturing April 06, 2013			16,561,412
		Oriental Trading Company, Inc.	B1	B
2,487,500		Term Loan, 8.110%, maturing July 31, 2013			2,503,825

See Accompanying Notes to Financial Statements

ING Prime Rate Trust

PORTFOLIO OF INVESTMENTS as of February 28, 2007 (continued)

			Bank Loan Ratings† (Unaudited)		Market
Principal Amount		Borrower/Tranche Description	Moody's	S&P	Value
Retail Stores: (continued)
		Pep Boys	Ba3	B+
	$496,253	Term Loan, 7.360%, maturing January 27, 2011			$502,146
		Petco Animal Supplies, Inc.	Ba3	B
	5,125,000	Term Loan, 8.103%, maturing October 26, 2013			5,189,596
		Phones 4U Group Limited	NR	NR
GBP	2,500,000	Term Loan, 8.020%, maturing September 22, 2014			4,915,454
GBP	2,500,000	Term Loan, 8.520%, maturing September 22, 2015			4,936,046
		Sally Holding LLC	B2	B+
	$2,493,750	Term Loan, 7.860%, maturing November 16, 2013			2,523,710
		Samsonite Corporation	Ba3	BB-
	1,750,000	Term Loan, 7.620%, maturing December 01, 2012			1,772,148
		Sports Authority	B2	B
	995,000	Term Loan, 7.614%, maturing May 03, 2013			999,198
		The Pantry, Inc.	Ba2	BB
	2,475,000	Term Loan, 7.070%, maturing January 02, 2012			2,485,828
		Tire Rack, Inc. (The)	B1	BB-
	851,604	Term Loan, 7.118%, maturing June 24, 2012			851,604
		Toys "R" Us, Inc.	Ba3	B
	1,375,000	Term Loan, 9.610%, maturing July 14, 2012			1,418,915
					85,319,539
Satellite: 0.6%
		Intelsat (Bermuda), Ltd.	B2	B+
	2,550,000	Term Loan, 7.860%, maturing February 02, 2014			2,567,758
		Panamsat Corporation	Ba2	BB
	4,237,500	Term Loan, 7.860%, maturing January 03, 2012			4,285,464
					6,853,222
Telecommunications Equipment: 0.6%
		Sorenson Communications, Inc.	Ba3	B
	5,212,418	Term Loan, 8.357%, maturing August 16, 2013			5,256,943
		Syniverse Technologies, Inc.	Ba1	BB-
	1,223,786	Term Loan, 7.120%, maturing February 15, 2012			1,229,140
					6,486,083
Textiles & Leather: 1.5%
		Hanesbrands Inc.	Ba2	BB-
	2,315,179	Term Loan, 7.607%, maturing September 05, 2013			2,339,055

See Accompanying Notes to Financial Statements

ING Prime Rate Trust

PORTFOLIO OF INVESTMENTS as of February 28, 2007 (continued)

			Bank Loan Ratings† (Unaudited)		Market
Principal Amount		Borrower/Tranche Description	Moody's	S&P	Value
Textiles & Leather: (continued)
		Hanesbrands Inc.	B1	B-
$1,000,000		Term Loan, 9.110%, maturing March 05, 2014			$1,030,078
		Polymer Group, Inc.	B1	BB-
7,425,000		Term Loan, 7.613%, maturing November 22, 2012			7,489,969
		Propex Fabrics Inc.	Ba3	B
146,296		Term Loan, 8.360%, maturing July 31, 2012			146,845
		St. John Knits International, Inc.	B1	B+
722,091		Term Loan, 8.375%, maturing March 21, 2012			725,701
		Targus Group, Inc.	Ba3	B
1,472,199		Term Loan, 8.870%, maturing November 22, 2012			1,482,320
		Targus Group, Inc.	B3	CCC+
1,375,000		Term Loan, 13.870%, maturing May 22, 2013			1,290,208
		William Carter	Ba3	BB
2,103,291		Term Loan, 6.856%, maturing July 14, 2012			2,108,877
					16,613,053
Utilities: 9.2%
		Astoria Generating Company Acquisitions, LLC	B1	BB-
2,134,665		Term Loan, 7.370%, maturing February 23, 2013			2,153,744
		Babcock & Wilcox Company	Ba2	B+
2,500,000		Term Loan, 5.264%, maturing January 22, 2012			2,531,250
2,000,000		Term Loan, 8.320%, maturing February 22, 2012			2,025,000
		Boston Generating, LLC	B1	B+
1,000,000		Term Loan, 5.241%, maturing December 20, 2013			1,011,071
3,000,000		Term Loan, 7.570%, maturing December 20, 2013			3,033,213
		Boston Generating, LLC	B3	B-
750,000		Term Loan, 9.570%, maturing December 22, 2013			772,125
		Coleto Creek WLE, LP	B1	B+
764,331		Term Loan, 8.014%, maturing June 28, 2013			767,834
5,333,865		Term Loan, 8.114%, maturing June 28, 2013			5,358,311
		HCP Acquisition Inc.	B1	B-
750,000	(5)	Term Loan, maturing February 12, 2014			759,375
		HCP Acquisition Inc.	NR	CCC
1,750,000	(5)	Term Loan, maturing February 12, 2015			1,793,750

See Accompanying Notes to Financial Statements

ING Prime Rate Trust

PORTFOLIO OF INVESTMENTS as of February 28, 2007 (continued)

			Bank Loan Ratings† (Unaudited)		Market
Principal Amount		Borrower/Tranche Description	Moody's	S&P	Value
Utilities: (continued)
		Infrastrux Group, Inc.	B2	B+
$5,137,125		Term Loan, 8.231%, maturing November 03, 2012			$5,182,075
		KGEN LLC	Ba3	BB-
937,500		Term Loan, 7.095%, maturing January 30, 2014			943,359
1,562,500		Term Loan, 7.125%, maturing January 30, 2014			1,572,266
		La Paloma Generating Company, LLC	B1	BB-
218,579		Term Loan, 7.070%, maturing August 16, 2012			219,126
1,418,173		Term Loan, 7.114%, maturing August 16, 2012			1,421,718
		LSP - Kendall Energy, LLC	B1	B
9,517,850		Term Loan, 7.364%, maturing October 07, 2013			9,505,952
		LSP Gen Finance Co, LLC	Ba3	BB-
4,268,421		Term Loan, 7.114%, maturing May 04, 2013			4,291,099
		MACH Gen, LLC.	B2	B
140,625	(5)	Term Loan, maturing February 21, 2013			141,557
1,359,375	(5)	Term Loan, maturing February 21, 2014			1,367,871
		NE Energy, Inc.	B1	B+
2,700,000		Term Loan, 7.870%, maturing November 01, 2013			2,738,475
		NE Energy, Inc.	B3	B-
425,000		Term Loan, 9.875%, maturing May 01, 2014			432,260
		NRG Energy, Inc.	Ba1	BB-
6,000,000		Term Loan, 7.364%, maturing February 01, 2013			6,063,174
21,641,274		Term Loan, 7.364%, maturing February 01, 2013			21,875,086
		Plum Point Energy Associates	B1	B
2,827,736		Term Loan, 8.614%, maturing March 14, 2014			2,861,315
1,198,857		Term Loan, 8.989%, maturing Marsch 14, 2014			1,213,094
		Riverside Energy Center, LLC	B1	B
244,856		Term Loan, 9.610%, maturing June 24, 2010			250,977
4,980,833		Term Loan, 9.610%, maturing June 24, 2011			5,105,353
		Thermal North America, Inc.	B1	BB-
4,000,000		Term Loan, 8.120%, maturing October 24, 2008			4,045,000
		TPF Generation Holdings, LLC	B3	B-
1,500,000		Term Loan, 9.620%, maturing December 15, 2014			1,535,625

See Accompanying Notes to Financial Statements

ING Prime Rate Trust

PORTFOLIO OF INVESTMENTS as of February 28, 2007 (continued)

		Bank Loan Ratings† (Unaudited)		Market
Principal Amount	Borrower/Tranche Description	Moody's	S&P	Value
Utilities: (continued)
	TPF Generation Holdings, LLC	Ba3	B+
$6,600,000	Term Loan, 7.370%, maturing December 15, 2013			$6,660,693
	Wolf Hollow I, L.P.	B1	BB-
450,000	Revolver, 7.570%, maturing June 22, 2012			443,250
1,800,000	Term Loan, 7.570%, maturing June 22, 2012			1,773,000
2,133,718	Term Loan, 7.614%, maturing June 22, 2012			2,101,709
				101,949,707
	Total Senior Loans (Cost $1,807,780,578)			1,829,047,888
Other Corporate Debt: 0.5%
Automobile: 0.5%
	Avis Budget Car Rental	Ba3	BB-
750,000	Floating Rate Note, 7.860%, maturing May 15, 2014			772,500
	Navistar International Corporation	NR	NR
4,950,000	Unsecured Term Loan, 8.610%, maturing January 19, 2012			5,043,431
	Total Other Corporate Debt (Cost $5,700,000)			5,815,931
Equities and Other Assets: 1.7%

	Description	Market Value
(1), (@), (R)	Allied Digital Technologies Corporation (Residual Interest in Bankruptcy Estate)	$107,510
(2), (@), (R)	AM Cosmetics Corporation (Liquidation Interest)	—
(@), (R)	Block Vision Holdings Corporation (571 Common Shares)	—
(2), (@), (R)	Boston Chicken, Inc. (Residual Interest in Boston Chicken Plan Trust)	—
(2), (@), (R)	Cedar Chemical (Liquidation Interest)	—
(@), (R)	Covenant Care, Inc. (Warrants for 19,000 Common Shares, Expires January 13, 2005)	—
(@), (R)	Covenant Care, Inc. (Warrants for 26,901
	Common Shares, Expires March 31, 2013)	—
(@), (R)	Decision One Corporation (1,402,038 Common Shares)	145,812
(2), (@), (R)	Electro Mechanical Solutions (Residual Interest in Bankruptcy Estate)	1,112
(2), (@), (R)	Enterprise Profit Solutions (Liquidation Interest)	—
(@), (R)	EquityCo, LLC (Warrants for 28,752 Common Shares)	—
(4), (@), (R)	Euro United Corporation (Residual Interest in Bankruptcy Estate)	305,999
(@), (R)	Gemini Leasing, Inc. (143,079 Common Shares)	—
(2), (@), (R)	Grand Union Company (Residual Interest in Bankruptcy Estate)	54,523
(@)	Hayes-Lemmerz International, Inc. (73,835 Common Shares)	365,483
(@), (R)	Humphrey's, Inc. (Residual Interest in Bankruptcy Estate)	—
(@), (R)	IAP Acquisition Corporation (3,524 Common Shares)	—

See Accompanying Notes to Financial Statements

ING Prime Rate Trust

PORTFOLIO OF INVESTMENTS as of February 28, 2007 (continued)

	Description		Market Value
(@), (R)	IAP Acquisition Corporation (1,084 Common Shares)		$—
(@), (R)	IAP Acquisition Corporation (1,814 Common Shares)		—
(@), (R)	IAP Acquisition Corporation (17,348 Common Shares)		—
(2), (@), (R)	Imperial Home Décor Group, Inc. (Liquidation Interest)		—
(2), (@), (R)	Insilco Technologies (Residual Interest in Bankruptcy Estate)		—
(2), (@), (R)	IT Group, Inc. (Residual Interest in Bankruptcy Estate)		50
(2), (@), (R)	Kevco Inc. (Residual Interest in Bankruptcy Estate)		25
(2), (@), (R)	Lincoln Paper & Tissue (Warrants for 291 Common Shares, Expires August 14, 2015)		—
(@), (R)	Lincoln Pulp and Easten Fine (Residual Interest in Bankruptcy Estate)		—
(2), (@), (R)	New Piper Aircraft, Inc. (Residual Interest in Bankruptcy Estate)		—
(@), (R)	Norwood Promotional Products, Inc. (104,148 Common Shares)		—
(@), (R)	Safelite Glass Corporation (856,340 Common Shares)		17,229,561
(@), (R)	Safelite Realty Corporation (57,804 Common Shares)		976,310
(1), (@), (R)	Transtar Metals (Residual Interest in Bankruptcy Estate)		—
(1), (@), (R)	TSR Wireless, LLC (Residual Interest in Bankruptcy Estate)		—
(2), (@), (R)	US Aggregates (Residual Interest in Bankruptcy Estate)		—
(2), (@), (R)	US Office Products Company (Residual Interest in Bankruptcy Estate)		—
	Total for Equities and Other Assets (Cost $6,545,876)		19,186,385
	Total Investments (Cost $1,820,026,454)**	167.1%	$1,854,050,204
	Other Assets and Liabilities — Net	(67.1)	(744,511,252)
	Net Assets	100.0%	$1,109,538,952

  *  Senior loans, while exempt from registration under the Securities Act of 1933, as amended, contain certain restrictions on resale and cannot be sold publicly. These senior loans bear interest (unless otherwise noted) at rates that float periodically at a margin above the London Inter-Bank Offered Rate ("LIBOR") and other short-term rates.

  †  Bank Loans rated below Baa are considered to be below investment grade.

  NR  Not Rated

  (1)  The borrower filed for protection under Chapter 7 of the U.S. Federal Bankruptcy Code.

  (2)  The borrower filed for protection under Chapter 11 of the U.S. Federal Bankruptcy Code.

  (3)  Loan is on non-accrual basis, and is non-income producing.

  (4)  The borrower filed for protection under the Canadian Bankruptcy and Insolvency Act.

  (5)  Trade pending settlement. Contract rates do not take effect until settlement date.

  (@)  Non-income producing security.

  (R)  Restricted security.

  GBP  British Pound Sterling

  EUR  Euro

  SEK  Swedish Kronor

  **  For Federal Income Tax purposes cost of investments is $1,820,085,325.

    Net unrealized appreciation consists of the following:

Gross Unrealized Appreciation	$40,727,723
Gross Unrealized Depreciation	(6,762,844)
Net Unrealized Appreciation	$33,964,879

See Accompanying Notes to Financial Statements

ING Prime Rate Trust

PORTFOLIO OF INVESTMENTS as of February 28, 2007 (continued)

At February 28, 2007 the following forward foreign currency contracts were outstanding for ING Prime Rate Trust :

Currency	Buy/Sell	In Settlement Date	Exchange For	Unrealized Value	Appreciation/ (Depreciation)
Euro EUR 15,260,000	Sell	04/13/07	$20,126,674	$20,220,963	$(94,289)
Euro EUR 11,445,000	Sell	05/15/07	14,877,748	15,185,367	(307,619)
British Pound Sterling GBP 6,380,000	Sell	04/13/07	12,508,350	12,525,999	(17,649)
British Pound Sterling GBP 4,785,000	Sell	05/15/07	9,323,238	9,393,333	(70,095)
Sweden Kronor SEK 4,004,000	Sell	04/13/07	587,097	573,068	14,029
Sweden Kronor SEK 3,003,000	Sell	05/15/07	431,900	430,572	1,328
			$57,855,007	$58,329,302	$(474,295)

See Accompanying Notes to Financial Statements

ING Prime Rate Trust

JUNE 14, 2006 ANNUAL SHAREHOLDER MEETING (Unaudited)

ING Prime Rate Trust, Common Shares

1.  To elect ten members of the Board to represent the interests of the holders of Common Shares of the Trust until the election and qualification of their successors.

ING Prime Rate Trust, Preferred Shares

2.  To elect two members of the Board to represent the interests of the holders of Auction Rate Cumulative Preferred Shares – Series M, T, W, TH and F of the Trust – until the election and qualification of their successors.

	Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Total Shares Voted
Common Shares Trustees	John V. Boyer Patricia W. Chadwick J. Michael Earley R. Barbara Gitenstein Patrick W. Kenny Shaun P. Mathews Walter H. May(1) Sheryl K. Pressler David W.C. Putnam John G. Turner	118,004,490.617 117,993,956.934 118,051,382.617 118,004,758.423 118,048,201.617 117,987,794.617 117,990,924.450 117,826,278.785 118,010,279.255 118,038,404.617	1,680,411.292 1,690,944.975 1,633,519.292 1,680,143.486 1,636,700.292 1,697,107.292 1,693,977.459 1,858,623.124 1,674,622.654 1,646,497.292	— — — — — — — — — —	119,684,901.909 119,684,901.909 119,684,901.909 119,684,901.909 119,684,901.909 119,684,901.909 119,684,901.909 119,684,901.909 119,684,901.909 119,684,901.909
Preferred Shares Trustees	Jock Patton Roger B. Vincent	16,781.000 16,783.000	55.000 53.000	— —	16,836.000 16,836.000

(1)  Effective Janaury 11, 2007, Mr. Walter H. May retired from the Board.

ING Prime Rate Trust

ADDITIONAL INFORMATION

SHAREHOLDER INVESTMENT PROGRAM

The Trust offers a Shareholder Investment Program (the "Program") which allows holders of the Trust's common shares a simple way to reinvest dividends and capital gains distributions, if any, in additional common shares of the Trust. The Program also offers holders of the Trust's common shares the ability to make optional cash investments in any amount from $100 to $100,000 on a monthly basis.

For dividend and capital gains distribution reinvestment purposes, DST will purchase shares of the Trust on the open market when the market price plus estimated fees is less than the NAV on the valuation date. The Trust will issue new shares for dividend and capital gains distribution reinvestment purchases when the market price plus estimated fees is equal to or exceeds the net asset value on the valuation date. New shares may be issued at the greater of (i) NAV or (ii) the market price of the shares during the pricing period, minus a discount of 5%.

For optional cash investments, shares will be purchased on the open market by the DST when the market price plus estimated fees is less than the NAV on the valuation date. New shares will be issued by the Trust for optional cash investments when the market price plus estimated fees is equal to or exceeds the net asset value on the valuation date. Such shares will be issued at a discount to market, determined by the Trust, between 0% and 5%.

There is no charge to participate in the Program. Participants may elect to discontinue participation in the Program at any time. Participants will share, on a pro rata basis, in the fees or expenses of any shares acquired in the open market.

Participation in the Program is not automatic. If you would like to receive more information about the Program or if you desire to participate, please contact your broker or the Trust's Shareholder Services Department at 1-(800) 992-0180.

KEY FINANCIAL DATES — CALENDAR 2007 DIVIDENDS:

DECLARATION DATE	EX-DIVIDEND DATE	PAYABLE DATE
January 31	February 8	February 23

February 28	March 8	March 22

March 30	April 5	April 23

April 30	May 8	May 22

May 31	June 7	June 22

June 29	July 6	July 23

July 31	August 8	August 22

August 31	September 6	September 24

September 28	October 5	October 22

October 31	November 8	November 23

November 30	December 6	December 24

December 20	December 27	January 10

Record date will be two business days after each Ex-Dividend Date. These dates are subject to change.

ING Prime Rate Trust

ADDITIONAL INFORMATION (continued)

STOCK DATA

The Trust's common shares are traded on the New York Stock Exchange (Symbol: PPR). Effective March 1, 2002, the Trust's name changed to ING Prime Rate Trust and its CUSIP number changed to 44977W106. The Trust's NAV and market price are published daily under the "Closed-End Funds" feature in Barron's, The New York Times, The Wall Street Journal and many other regional and national publications.

REPURCHASE OF SECURITIES BY CLOSED-END COMPANIES

In accordance with Section 23(c) of the 1940 Act, and Rule 23c-1 under the 1940 Act the Trust may from time to time purchase shares of beneficial interest of the Trust in the open market, in privately negotiated transactions and/or purchase shares to correct erroneous transactions.

NUMBER OF SHAREHOLDERS

The approximate number of record holders of Common Stock as of February 28, 2007 was 5,415 which does not include approximately 48,894 beneficial owners of shares held in the name of brokers of other nominees.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Trust uses to determine how to vote proxies related to portfolio securities is available (1) without charge, upon request, by calling Shareholder Services toll-free at 1-800-992-0180; (2) on the Trust's website at www.ingfunds.com and (3) on the SEC's website at www.sec.gov. Information regarding how the Trust voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Trust's website at www.ingfunds.com and on the SEC's website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the SEC's website at www.sec.gov. The Trust's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330; and is available upon request from the Trust by calling Shareholder Services toll-free at 1-800-992-0180.

CERTIFICATIONS

In accordance with Section 303A.12 (a) of the New York Stock Exchange Listed Company Manual, the Trust submitted the Annual CEO Certification on June 19, 2006 certifying that he was not aware, as of that date, of any violation by the Trust of the NYSE's Corporate governance listing standards. In addition, as required by Section 203 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Trust's principal executive and financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q, relating to, among other things, the Trust's disclosure controls and procedures and internal controls over financial reporting.

ING Prime Rate Trust

TAX INFORMATION (Unaudited)

The Trust is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise within 60 days of the Trust's fiscal year end (February 28, 2007) as to the federal tax status of distributions received by the Trust's shareholders. Accordingly, the Trust is hereby advising you that the following dividends were paid to Common Shareholders during the fiscal year ended February 28, 2007:

Type of Dividend	Per Share Amount	Ex-Dividend Date	Payable Date
Ordinary Income	$0.0400	3/8/06	3/22/06
	$0.0440	4/6/06	4/24/06
	$0.0445	5/8/06	5/22/06
	$0.0460	6/8/06	6/22/06
	$0.0460	7/6/06	7/24/06
	$0.0475	8/8/06	8/22/06
	$0.0475	9/7/06	9/22/06
	$0.0470	10/5/06	10/23/06
	$0.0475	11/8/06	11/22/06
	$0.0470	12/7/06	12/22/06
	$0.0475	12/27/06	1/12/07
	$0.0475	2/8/07	2/23/07
Total	$0.5520

The Trust is hereby advising you that the following dividends were paid to Preferred Shareholders during the fiscal year ended February 28, 2007:

Preferred Shares	Type of Dividend	Total Per Share Amount	Auction Dates	Record Dates	Payable Dates
Series M	Ordinary Income	$173.87	03/05/07-04/16/07	03/12/07-04/23/07	03/13/07-04/24/07
Series T	Ordinary Income	$173.30	03/06/07-04/17/07	03/13/07-04/24/07	03/14/07-04/25/07
Series W	Ordinary Income	$172.83	03/07/07-04/18/07	03/14/07-04/25/07	03/15/07-04/26/07
Series Th	Ordinary Income	$197.98	03/01/07-04/19/07	03/08/07-04/26/07	03/09/07-04/27/07
Series F	Ordinary Income	$196.59	03/02/07-04/20/07	03/09/07-04/27/07	03/12/07-04/30/07

Pursuant to Internal Revenue Code Section 871(k), the Trust designates 97.37% of net investment income distributions as interest-related dividends.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Trust. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

ING Prime Rate Trust

TRUSTEE AND OFFICER INFORMATION (Unaudited)

The business and affairs of the Trust are managed under the direction of the Trust's Board. A Trustee who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee ("Independent Trustee"). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about Trustees of the Registrant and is available, without charge, upon request at 1-800-992-0180.

Name, Address and Age	Position(s) Held with Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees:

John V. Boyer(2) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 53	Trustee	January 2005 - Present	President and Chief Executive Officer, Franklin and Eleanor Roosevelt Institute (March 2006 - Present). Formerly, Executive Director, The Mark Twain House & Museum(3) (September 1989 - November 2005).	174	None

Patricia W. Chadwick(2) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 58	Trustee	January 2006 - Present	Consultant and President of self-owned company, Ravengate Partners LLC (January 2000 - Present).	174	Wisconsin Energy (June 2006 - Present).

J. Michael Earley(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 61	Trustee	February 2002 - Present	President, Chief Executive Officer and Director, Bankers Trust Company, N.A., Des Moines (June 1992 - Present).	174	Midamerica Financial Corporation (December 2002 - Present).

R. Barbara Gitenstein(2) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 59	Trustee	February 2002 - Present	President, College of New Jersey (January 1999 - Present).	174	None

Patrick W. Kenny(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 64	Trustee	January 2005 - Present	President and Chief Executive Officer, International Insurance Society (June 2001 - Present).	174	Assured Guaranty Ltd. (April 2004 - Present): and Odyssey Reinsurance Holdings (November 2006 - Present).

Jock Patton(2) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 61	Chairman and Trustee	August 1995 - Present	Private Investor (June 1997 - Present).	174	JDA Software Group, Inc. (January 1999 - Present); and Swift Transportation Co. (March 2004 - Present).

Sheryl K. Pressler(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 56	Trustee	January 2006 - Present	Consultant (May 2001 - Present).	174	Stillwater Mining Company (May 2002 - Present); California HealthCare Foundation (June 1999 - Present); and Romanian-American Enterprise Fund (February 2004 - Present).

David W.C. Putnam(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 67	Trustee	November 1999 - Present	Chair, Board of Directors and President, F.L. Putnam Securities Company, Inc. (June 1978 - Present).	174	Principled Equity Market Trust (December 1996 - Present); and Asian American Bank and Trust Company (June 1993 - Present).

Roger B. Vincent(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 61	Trustee	February 2002 - Present	President, Springwell Corporation (March 1989 - Present).	174	UGI Corporation (February 2006 - Present); and UGI Utilities, Inc. (February 2006 - Present).

ING Prime Rate Trust

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) held with Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships held by Trustee
Trustees who are "Interested Persons":

Shaun P. Mathews(5) 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age : 51	Trustee	June 2006 - Present	President and Chief Executive Officer, ING Investments, LLC and ING Funds Services, LLC (December 2006 - Present); and Head of ING USFS Mutual Funds and Investment Products (October 2004 - Present). Formerly, CMO, ING USFS (April 2002 - October 2004); and Head of Rollover/Payout (October 2001 - December 2003).	4	Mark Twain House & Museum(3) (September 2002 - Present); Connecticut Forum (May 2002 - Present); Capital Community College Foundation (February 2002 - Present); ING Services Holding Company, Inc. (May 2000 - Present); Southland Life Insurance Company (June 2002 - Present); and ING Capital Corporation, LLC, ING Funds Distributor, LLC, ING Funds Services, LLC, ING Investments, LLC and ING Pilgrim Funding, Inc. (March 2006 - Present).

John G. Turner(5) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 67	Trustee	September 2000 - Present	Retired.	174	Hormel Foods Corporation (March 2000 - Present); and Conseco, Inc. (September 2003 - Present).

(1)  Trustees serve until their successors are duly elected and qualified, subject to the Board's retirement policy.

(2)  Valuation, Proxy and Brokerage Committee member.

(3)  Shaun Mathews, President and Chief Executive Officer, ING Investments, LLC and ING Funds Services, LLC and Head of ING USFS Mutual Funds and Investment Products, has held a seat on the Board of Directors of The Mark Twain House & Museum since September 19, 2002. ING Groep makes non-material, charitable contributions to The Mark Twain House & Museum.

(4)  Audit Committee member.

(5)  Mr. Mathews and Mr. Turner are "interested persons," as defined under the 1940 Act, because of their affiliation with ING Groep, the parent corporation of the Investment Adviser, ING Investments, LLC and the Distributor, ING Funds Distributor, LLC.

ING Prime Rate Trust

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years
Officers:

Shaun P. Mathews 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 51	President and Chief Executive Officer	November 2006 - Present	President and Chief Executive Officer, ING Investments, LLC and ING Funds Services, LLC (December 2006 - Present); and Head of ING USFS Mutual Funds and Investment Products (October 2004 - Present). Formerly, CMO, ING USFS (April 2002 - October 2004); and Head of Rollover/Payout (October 2001 - December 2003).

Michael J. Roland 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 48	Executive Vice President	February 2002 - Present	Head of Mutual Fund Platform (February 2007 - Present); and Executive Vice President, ING Investments, LLC and ING Funds Services, LLC (December 2001 - Present). Formerly, Head of Product Management (January 2005 - January 2007); Chief Compliance Officer, ING Investments, LLC and Directed Services, LLC (October 2004 - December 2005); and Chief Financial Officer and Treasurer, ING Investments, LLC (December 2001 - March 2005).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 56	Executive Vice President	August 2003 - Present	Executive Vice President, ING Investments, LLC (July 2000 - Present) and Chief Investment Risk Officer (January 2003 - Present). Formerly, Chief Investment Officer of the International Investments, (August 2000 - January 2003).

Joseph M. O'Donnell 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 52	Executive Vice President Chief Compliance Officer	March 2006 - Present November 2004 - Present	Chief Compliance Officer of the ING Funds (November 2004 - Present); ING Investments, LLC and Directed Services, LLC (March 2006 - Present); and Executive Vice President of the ING Funds (March 2006 - Present). Formerly, Chief Compliance Officer of ING Life Insurance and Annuity Company (March 2006 - December 2006); Vice President, Chief Legal Counsel, Chief Compliance Officer and Secretary of Atlas Securities, Inc., Atlas Advisers, Inc. and Atlas Funds (October 2001 - October 2004).

Robert S. Naka 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 43	Executive Vice President and Chief Operating Officer Assistant Secretary	March 2006 - Present July 1996 - Present	Executive Vice President and Chief Operating Officer, ING Funds Services, LLC and ING Investments, LLC (March 2006 - Present); and Assistant Secretary, ING Funds Services, LLC (October 2001 - Present). Formerly, Senior Vice President, ING Investments, LLC (August 1999 - March 2006).

Todd Modic 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 39	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 - Present	Senior Vice President, ING Funds Services, LLC (April 2005 - Present). Formerly, Vice President, ING Funds Services, LLC (September 2002 - March 2005); and Director, Financial Reporting, ING Investments, LLC (March 2001 - September 2002).

Daniel A. Norman 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 49	Senior Vice President Treasurer	April 1995 - Present June 1997 - Present	Senior Vice President and Group Head, ING Senior Debt Group, ING Investment Management Co. (January 2000 - Present).

Jeffrey A. Bakalar 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 47	Senior Vice President	November 1999 - Present	Senior Vice President and Group Head, ING Senior Debt Group, ING Investment Management Co. (January 2000 - Present).

ING Prime Rate Trust

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years
Elliot Rosen 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 53	Senior Vice President	May 2002 - Present	Senior Vice President in the Senior Floating Rate Loan Group, ING Investment Management Co. (February 1999 - Present).

William H. Rivoir III 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 56	Senior Vice President and Assistant Secretary	February 2001 - Present	Senior Vice President, ING Investment Management Co. (January 2004 - Present). Formerly, Counsel, ING USFS Law Department (January 2003 - December 2003); and Senior Vice President, ING Investments, LLC (June 1998 - December 2002).

Curtis F. Lee 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 52	Senior Vice President and Chief Credit Officer	February 2001 - Present	Senior Vice President and Chief Credit Officer in the Senior Floating Rate Loan Group, ING Investment Management Co. (January 2001 - Present).

Kimberly A. Anderson 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 42	Senior Vice President	November 2003 - Present	Senior Vice President, ING Investments, LLC (October 2003 - Present). Formerly, Vice President and Assistant Secretary, ING Investments, LLC (January 2001 - October 2003).

Ernest J. C'DeBaca 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 37	Senior Vice President	May 2006 - Present	Senior Vice President, ING Investments, LLC (December 2006 - Present); and ING Funds Services, LLC (April 2006 - Present). Formerly, Counsel, ING Americas, U.S. Legal Services (January 2004 - March 2006); and Attorney-Adviser, U.S. Securities and Exchange Commission (May 2001 - December 2003).

Robert Terris 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 36	Senior Vice President	May 2006 - Present	Senior Vice President, Head of Division Operations, ING Funds (May 2006 - Present); and Vice President, Head of Division Operations, ING Funds Services, LLC (March 2006 - Present). Formerly, Vice President of Administration, ING Funds Services, LLC (October 2001 - March 2006).

Robyn L. Ichilov 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 39	Vice President and Treasurer	November 1997 - Present	Vice President and Treasurer, ING Funds Services, LLC (October 2001 - Present) and ING Investments, LLC (August 1997 - Present).

Lauren D. Bensinger 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 53	Vice President	August 2003 - Present	Vice President and Chief Compliance Officer, ING Funds Distributor, LLC (July 1995 - Present); Vice President, ING Investments, LLC (February 1996 - Present) and Director of Compliance, ING Investments, LLC (October 2004 - Present). Formerly, Chief Compliance Officer, ING Investments, LLC (October 2001 - October 2004).

Maria M. Anderson 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 48	Vice President	September 2004 - Present	Vice President, ING Funds Services, LLC (September 2004 - Present). Formerly, Assistant Vice President, ING Funds Services, LLC (October 2001 - September 2004); and Manager of Fund Accounting and Fund Compliance, ING Investments, LLC (September 1999 - October 2001).

ING Prime Rate Trust

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years
Denise Lewis 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 43	Vice President	January 2007 - Present	Vice President, ING Funds Services, LLC (December 2006 - Present). Formerly, Senior Vice President, UMB Investment Services Group, LLC (November 2003 - December 2006); and Vice President, Wells Fargo Funds Management, LLC (December 2000 - August 2003).

Kimberly K. Palmer 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 49	Vice President	March 2006 - Present	Vice President, ING Funds Services, LLC (March 2006 - present). Formerly, Assistant Vice President, ING Funds Services, LLC (August 2004 - Present); Manager, Registration Statements, ING Funds Services, LLC (May 2003 - August 2004); Associate Partner, AMVESCAP PLC (October 2000 - May 2003); and Director of Federal Filings and Blue Sky Filings, INVESCO Funds Group, Inc. (March 1994 - May 2003).

Susan P. Kinens 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 30	Assistant Vice President	February 2003 - Present	Assistant Vice President, ING Funds Services, LLC (December 2002 - Present); and has held various other positions with ING Funds Services, LLC for more than the last five years.

Huey P. Falgout, Jr. 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 43	Secretary	August 2003 - Present	Chief Counsel, ING Americas, U.S. Legal Services (September 2003 - Present). Formerly, Counsel, ING Americas, U.S. Legal Services (November 2002 - September 2003); and Associate General Counsel of AIG American General (January 1999 - November 2002).

Theresa K. Kelety 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 44	Assistant Secretary	August 2003 - Present	Counsel, ING Americas, U.S. Legal Services (April 2003 - Present). Formerly, Senior Associate with Shearman & Sterling (February 2000 - April 2003).

(1)  The officers hold office until the next annual meeting of the Trustees and until their successors have been elected and qualified.

ING Prime Rate Trust

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited)

Board Consideration and Re-Approval of Investment Advisory and Sub-Advisory Contracts

Section 15(c) of the 1940 Act provides that, after an initial period, the existing investment advisory and sub-advisory contracts of the Trust remain in effect only if the Board of the Trust, including a majority of the Trustees who have no direct or indirect interest in the advisory and sub-advisory contracts, and who are not "interested persons" of the Trust, as such term is defined under the 1940 Act (the "Independent Trustees"), annually review and renew them. In this regard, at a meeting held on November 9, 2006 the Board, including a majority of the Independent Trustees, considered whether to renew the investment advisory contract (the "Advisory Contract") between ING Investments, LLC (the "Adviser") and the Trust and the sub-advisory contract ("Sub-Advisory Contract") with ING Investment Management Co. ("ING IM" or the "Sub-Adviser").

The Independent Trustees also held separate meetings on October 12, 2006 and November 7, 2006 to consider renewals of the Advisory Contract and Sub-Advisory Contract. Thus, references herein to factors considered and determinations made by the Independent Trustees include, as applicable, factors considered and determinations made on those earlier dates.

At the November 9, 2006 meeting, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Trust. In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual review process. The Board's determination took into account a number of factors that its members believed, in light of the legal advice furnished to them by Kirkpatrick & Lockhart Nicholson Graham LLP ("K&LNG"), their independent legal counsel, and their own business judgment, to be relevant. Further, while the Advisory Contract and Sub-Advisory Contract for the Trust were considered at the same Board meeting, the Trustees considered the Trust's advisory and sub-advisory relationships separately.

Provided below is an overview of the Board's contract approval process in general, as well as a discussion of certain of the specific factors the Board considered at the November 9, 2006 meeting. While the Board gave its attention to the information furnished, at its request, that was most relevant to its consideration, discussed below are a number of the primary factors relevant to the Board's consideration as to whether to renew the Advisory and Sub-Advisory Contracts for the one-year period ending November 30, 2007. Each Trustee may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Trust's advisory and sub-advisory arrangements.

Overview of the Contract Renewal and Approval Process

In 2003, the Independent Trustees determined to undertake steps to further enhance the process under which the Board determines whether to renew existing advisory and sub-advisory arrangements for the Funds in the ING Funds complex, including the Trust's existing Advisory and Sub-Advisory Contracts, and to approve new advisory and sub-advisory arrangements. Among these measures, the Board: retained the services of an independent consultant with experience in the mutual fund industry to assist the Independent Trustees in working with the personnel employed by the Adviser or its affiliates who administer the Trust ("Management") to identify the types of information presented to the Board to inform its deliberations with respect to advisory and sub-advisory relationships; established the format in which the information requested by the Board is provided to the Board; and determined the process for reviewing such information in connection with the Advisory and Sub-Advisory Contract renewal process. The end result was the implementation of the current process relied upon by the Board to review and analyze information in connection with the annual renewal of the Trust's Advisory and Sub-Advisory Contracts, as well as its review and approval of new advisory relationships.

ING Prime Rate Trust

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

Board Consideration and Re-Approval of Investment Advisory and Sub-Advisory Contracts (continued)

Since the foregoing approval and renewal process was implemented, the Board regularly has reviewed and refined the process. In addition, the Board established a Contracts Committee and two Investment Review Committees, including the International/Balanced/Fixed Income Funds Investment Review Committee (the "I/B/F IRC"). The type and format of the information provided to the Board or its counsel to inform its approval and annual review and renewal process has been codified in the "15(c) Methodology Guide" (the "Methodology Guide") for the Funds in the ING Funds complex. The Methodology Guide was developed under the direction of the Independent Trustees, and sets out a written blueprint under which the Independent Trustees request certain information necessary to facilitate a thorough and informed review in connection with the annual Advisory and Sub-Advisory Contract renewal process. Management provides Fund-specific information to the Independent Trustees based on the Methodology Guide through "Fund Analysis and Comparison Tables" or "FACT" sheets prior to the Independent Trustees' review of Advisory and Sub-Advisory Contracts. In 2005, the Independent Trustees retained an independent firm to verify and test the accuracy of certain of this information for a representative sample of Funds in the ING Funds complex, including the Trust. The Independent Trustees have determined to conduct such testing periodically.

As part of a regular on-going process, the Board's Contracts Committee recommends or considers recommendations from Management for refinements and other changes to the Methodology Guide and other aspects of the review process, and the I/B/F IRC reviews benchmarks used to assess the performance of the Trust. The I/B/F IRC also meets regularly with the Adviser and periodically with ING IM.

The Board employed its process for reviewing contracts when considering the renewals of the Advisory and Sub-Advisory Contracts that would be effective through November 30, 2007. A number of the Board's primary considerations and conclusions resulting from this process are discussed below.

Nature, Extent and Quality of Service

In determining whether to approve the Advisory Contract and Sub-Advisory Contract for the Trust for the year ending November 30, 2007, the Independent Trustees received and evaluated such information as they deemed necessary regarding the nature, extent and quality of services provided to the Trust by the Adviser and ING IM. This included information regarding the Adviser and ING IM provided throughout the year at regular Board meetings, as well as information furnished for the November 9, 2006 Board meeting, which was held specifically to consider contracts renewals for the period ending November 30, 2007. In addition, the Board's Independent Trustees also held meetings on October 12 and November 7, prior to the November 9, 2006 meeting of the full Board, to consider the annual renewal of the Advisory and Sub-Advisory Contracts.

The materials requested by and provided to the Board and/or to K&LNG prior to the November 2006 Board meeting included the following items: (1) FACT sheets for the Trust that provided information about the performance and expenses of the Trust and other similarly managed funds in a selected peer group ("Selected Peer Group"), as well as information about the Trust's investment portfolio, objectives and strategies; (2) the Methodology Guide, which describes how the FACT sheets were prepared, including the manner in which benchmarks and Selected Peer Groups were selected and how profitability was determined; (3) responses from the Adviser and ING IM to a detailed series of questions posed by K&LNG; (4) copies of the forms of Advisory Contract and Sub-Advisory Contract; (5) copies of the Forms ADV for the Adviser and the Sub-Adviser; (6) financial statements for the Adviser and the Sub-Adviser; (7) drafts of a narrative summary addressing key factors the Board customarily considers in evaluating the renewals of Advisory Contract and Sub-Advisory Contract, including a written analysis of how the Trust's performance and fees compare to its Selected Peer Group and/or designated benchmarks; and (8) other information relevant to the Board's evaluations.

ING Prime Rate Trust

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

Board Consideration and Re-Approval of Investment Advisory and Sub-Advisory Contracts (continued)

The Trust's common shares were used for purposes of certain comparisons to the funds in its Selected Peer Group. While the Trust has a preferred class of shares, common shares were selected for comparison purposes because they are publicly traded and are the largest class. The common shares were compared to the analogous class of shares for each fund in the Selected Peer Group. The mutual funds chosen for inclusion in the Trust's Selected Peer Group were selected based upon criteria designed to mirror the class being compared to the Selected Peer Group.

In arriving at its conclusions with respect to the Advisory Contract, the Board was mindful of the "manager-of-managers" platform of the ING Funds. The Board also considered the techniques that the Adviser developed, at the Board's direction, to screen and perform due diligence on sub-advisers that are recommended to the Board to manage the Funds in the ING Funds complex. The Board noted the resources that the Adviser has committed to the Board and its Investment Review Committees, including the I/B/F IRC, to assist the Board and members of the Committees with their assessment of the investment performance of the Trust on an ongoing basis throughout the year. This includes the appointment of a Chief Investment Risk Officer and his staff, who report directly to the Board and who have developed attribution analyses and other metrics used by the I/B/F IRC to analyze the key factors underlying investment performance for the Trust. The Board also noted the techniques used by the Adviser to monitor the performance of ING IM.

In considering the Advisory Contract, the Board also considered the extent of benefits provided to the Trust's shareholders, beyond advisory services, from being part of the ING family of Funds.

The Board also took into account the Adviser's extensive efforts in recent years to reduce the expenses of the ING Funds through re-negotiated arrangements with the ING Funds' service providers.

Further, the Board received periodic reports showing that the Trust's investment policies and restrictions were consistently complied with and other periodic reports covering matters such as compliance by Adviser and Sub-Adviser personnel with codes of ethics. The Board considered reports from the Trust's Chief Compliance Officer ("CCO") evaluating the regulatory compliance systems of the Adviser and the Sub-Adviser and procedures reasonably designed by them to assure compliance with the federal securities laws, including those related to late trading and market timing, best execution, fair value pricing, proxy voting procedures, and trade allocation, among others. The Board considered the implementation by the Adviser and ING IM of enhanced compliance policies and procedures in response to SEC rule changes and other regulatory initiatives. The Board also took into account the CCO's annual and periodic reports with respect to service provider compliance and his recommendations regarding service providers' compliance programs. In this regard, the Board also considered the policies and procedures developed by the CCO in consultation with the Board's Compliance Committee that guide the CCO's compliance oversight function.

The Board reviewed the level of staffing, quality and experience of the Trust's portfolio management team. The Board took into account the respective resources and reputations of the Adviser and ING IM, and evaluated the ability of the Adviser and ING IM to attract and retain qualified investment advisory personnel. The Board also considered the adequacy of the resources committed to the Trust (and other relevant funds in the ING Funds complex) by the Adviser and ING IM, and whether those resources are commensurate with the needs of the Funds and are appropriate to attempt to sustain expected levels of performance, compliance, and other needs.

ING Prime Rate Trust

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

Board Consideration and Re-Approval of Investment Advisory and Sub-Advisory Contracts (continued)

Based on their deliberations and the materials presented to them, the Board concluded that the advisory and related services provided by the Adviser and Sub-Adviser are appropriate in light of the Trust's operations, the competitive landscape of the investment company business, and investor needs, and that the nature and quality of the overall services provided by the Adviser and ING IM were appropriate.

Performance

In assessing advisory and sub-advisory relationships, the Board placed emphasis on the investment performance of the Trust, taking into account the importance of such performance to the Trust's shareholders. While the Board considered the performance reports and discussions with portfolio managers at Board and Committee meetings during the year, particular attention in assessing performance was given to the Fund FACT sheets furnished in advance of the November meeting of the Independent Trustees. The FACT sheet prepared for the Trust included its investment performance compared to the Morningstar category median, Selected Peer Group and Trust's primary benchmark. The Board's findings specific to the Trust's performance are discussed under "Specific Factors Considered," below.

Economies of Scale

In considering the reasonableness of advisory fees, the Board also considered whether economies of scale will be realized by the Adviser as the Trust grows larger and the extent to which this is reflected in the level of management fee rates charged. In this regard, the Board considered the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints, taking into account that the Trust is a closed-end Fund.

In evaluating economies of scale, the Independent Trustees also considered a management report presented to them and considered an evaluation and analysis presented to them on November 8, 2006 by an independent consultant.

Information about Services to Other Clients

The Board requested, and if received considered, information about the nature of services and fee rates offered by the Adviser and ING IM to other clients, including other registered investment companies and institutional accounts. The Board also noted that the fee rates charged to the Trust and similar institutional clients may differ materially due to the different services and additional regulatory overlay associated with registered investment companies, such as the Trust.

Fee Rates and Profitability

The Board reviewed and considered the contractual investment advisory fee rate, combined with the administrative fee rate, payable by the Trust to the Adviser. The Board also considered the contractual sub-advisory fee rates payable by the Adviser to the Sub-Adviser for sub-advisory services.

The Board considered the Trust's fee structure as it relates to the services provided under the Contracts, and the potential fall-out benefits to the Adviser and ING IM, and their respective affiliates, from their association with the Trust. For the Trust, the Board determined that the fees payable to the Adviser and ING IM reasonable for the services that each performs, which were considered in light of the nature and quality of the services that each has performed and is expected to perform through the year ending November 30, 2007.

The Board considered information on revenues, costs and profits realized by the Adviser, which was prepared by Management in accordance with the allocation methodology (including assumptions)

ING Prime Rate Trust

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

Board Consideration and Re-Approval of Investment Advisory and Sub-Advisory Contracts (continued)

specified in the Methodology Guide. In analyzing the profitability of the Adviser in connection with its services to the Trust, the Board took into account the sub-advisory fee rate payable by the Adviser to ING IM with respect to the Trust. The Board also considered information that it requested and was provided by Management with respect to the profitability of service providers affiliated with the Adviser, as well as information provided by ING IM with respect to its profitability.

The Board determined that it had requested and received sufficient information to gain a reasonable understanding regarding the Adviser's and ING IM's profitability. The Board also recognized that profitability analysis is not an exact science and there is no uniform methodology for determining profitability for this purpose. In this context, the Board realized that Management's calculations regarding its costs incurred in establishing the infrastructure necessary for the Trust's operations may not be fully reflected in the expenses allocated to the Trust in determining profitability, and that the information presented may not portray all of the costs borne by Management nor capture Management's entrepreneurial risk associated with offering and managing a mutual fund complex in today's regulatory environment.

Based on the information on revenues, costs, and profitability considered by the Board, after considering the factors described in this section, the Board concluded that the profits, if any, realized by the Adviser and ING IM were not excessive.

Specific Factors Considered

The following paragraphs outline certain of the specific factors that the Board considered, and the conclusions reached, at its November 2006 meeting in relation to renewing the Trust's Advisory Contract and its Sub-Advisory Contract for the year ending November 30, 2007. These specific factors are in addition to those considerations discussed above. The Trust's performance was compared to its Morningstar category median and its primary benchmark, a broad-based securities market index that appears in the Trust's prospectus. The Trust's management fee and expense ratio were compared to the fees and expense ratios of the funds in its Selected Peer Group.

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Prime Rate Trust, the Board considered that, based on performance data for the periods ended June 30, 2006: (1) the Trust outperformed its Morningstar category median for all periods presented, except it underperformed for the most recent calendar quarter; (2) the Trust outperformed its benchmark for all periods presented, except it underperformed for the most recent calendar quarter; and (3) the Trust is ranked in the first (highest) quintile of its Morningstar category for the ten-year period, in the second quintile of its Morningstar category for the year-to-date, one- and three-year periods, in the third quintile of its Morningstar category for the five-year period, and in the fifth (lowest) quintile of its Morningstar category for the most recent calendar quarter.

In analyzing this performance data, the Board took into account: (1) in March 2006, the Trust's strategy was changed to allow for an increase in investments in foreign securities; and (2) Management's analysis regarding the Sub-Adviser's rationale for underperformance during the most recent calendar quarter, including its discussion of the negative effect of a transitional period in the US leveraged loan market on the Trust's more recent performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING Prime Rate Trust, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; (2) the pricing structure (including the expense ratio to be borne by shareholders) of ING Prime Rate Trust, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of

ING Prime Rate Trust

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

Board Consideration and Re-Approval of Investment Advisory and Sub-Advisory Contracts (continued)

the advisory fee and a 0.25% administration fee) for the Trust is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Trust is above the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Trust's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Trust's expense ratio is reasonable in the context of all factors considered by the Board; (3) the Trust's performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Trust for the year ending November 30, 2007. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

Investment Adviser

ING Investments, LLC

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258

Sub-Adviser

ING Investment Management Co.

230 Park Avenue

New York, NY 10169

Institutional Investors and Analysts

Call ING Prime Rate Trust

1-800-336-3436, Extension 2217

Independent Registered Public
Accounting Firm

KPMG LLP

99 High Street

Boston, Massachusetts 02110

Administrator

ING Funds Services, LLC

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258

1-800-992-0180

Written Requests

Please mail all account inquiries and other comments to:

ING Prime Rate Trust Account

c/o ING Fund Services, LLC

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258

Distributor

ING Funds Distributor, LLC

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258

1-800-334-3444

Transfer Agent

DST Systems, Inc.

P.O. Box 219368

Kansas City, Missouri 64141

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Toll-Free Shareholder Information

Call us from 9:00 a.m. to 7:00 p.m. Eastern time on any business day for account or other information, at (800)-992-0180

For more complete information, or to obtain a prospectus on any ING fund, please call your Investment Professional or ING Funds Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the Trust's investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the Trust.

PRAR-UPRT     (0207-042707)

Item 2. Code of Ethics.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer.  There were no amendments to the Code during the period covered by the report.  The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report.  The code of ethics is filed herewith pursuant to Item 10(a)(1), Exhibit 99.CODE ETH.

Item 3. Audit Committee Financial Expert.

The Board of Trustees has determined that Patrick W. Kenny is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Kenny is “independent” for purposes of Item 3 of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

(a)           Audit Fees:  The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP (“KPMG”), the principal accountant for the audit of the registrant’s annual financial statements, for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $68,750 for year ended February 28, 2007 and $65,500 for year ended February 28, 2006.

(b)           Audit-Related Fees:  The aggregate fees billed in each of the last two fiscal years for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $33,125 for the year ended February 28, 2007 and $24,200 for the year ended February 28, 2006.

(c)           Tax Fees:  The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $8,838 in the year ended February 28, 2007 and $3,200 in the year ended February 28, 2006.  Such services included review of excise distribution calculations (if applicable), preparation of the Funds’ federal, state and excise tax returns, tax services related to mergers and routine consulting.

(d)           All Other Fees:  The aggregate fees billed for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item was $3,150 in the year ended February 28, 2006. There were no other fees for the year ended February 28, 2007.

(e) (1)      Audit Committee Pre-Approval Policies and Procedures

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AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY

I.              Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the ING Funds (each a “Fund,” collectively, the “Funds”) set out on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors. As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds. The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds may establish two different approaches to pre-approving audit and non-audit services. The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”). The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors. Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee. Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors independence. The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds. Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality. Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval. For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate. The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval. The Committee will revise the list of services subject to general pre-approval as appropriate. This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

II.            Audit Services

The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval. Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide. They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing). The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A. The Committee must specifically approve all audit services not listed on Appendix A.

III.           Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors. The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services. Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B. The Committee must specifically approve all audit-related services not listed on Appendix B.

IV.           Tax Services

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence. Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Committee may consult

2

outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

The Committee has pre-approved the tax-related services listed on Appendix C. The Committee must specifically approve all tax-related services not listed on Appendix C.

V.            Other Services

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund. The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D. The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.

VI.           Pre-approval of Fee levels and Budgeted Amounts

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors. Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval. The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services. The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII.         Procedures

Requests or applications for services to be provided by the independent auditors will be submitted to management. If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee. Any such submission will include a detailed description of the services to be rendered. Notwithstanding this paragraph, the Committee will, on a quarterly basis, receive from the independent auditors a list of services provided for the previous calendar quarter on a cumulative basis by the auditors during the Pre-Approval Period.

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VIII.        Delegation

The Committee may delegate pre-approval authority to one or more of the Committee’s members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting. The Committee will identify any member to whom pre-approval authority is delegated in writing. The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate. The period of delegated authority may be terminated by the Committee or at the option of the member.

IX.           Additional Requirements

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds. This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

Amended: February 23, 2007

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Appendix A

Pre-Approved Audit Services for the Pre-Approval Period January 1, 2007 through December 31, 2007

Service

	The Fund(s)	Fee Range
Statutory audits or financial audits (including tax services associated with audit services)	☒	As presented to Audit Committee (1)

Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.

	☒	Not to exceed $9,750 per filing

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.

	☒	Not to exceed $8,000 during the Pre-Approval Period
Seed capital audit and related review and issuance of consent on the N-2 registration statement	☒	Not to exceed $12,600 per audit

(1)           For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue.  Fees in the Engagement Letter will be controlling.

5

Appendix B

Pre-Approved Audit-Related Services for the Pre-Approval Period January 1, 2007 through December 31, 2007

Service

	The Fund(s)	Fund Affiliates	Fee Range
Services related to Fund mergers (Excludes tax services — See Appendix C for tax services associated with Fund mergers)	☒	☒	Not to exceed $10,000 per merger

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies. [Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]

	☒		Not to exceed $5,000 per occurrence during the Pre-Approval Period
Review of the Funds’ semi-annual financial statements	☒		Not to exceed $2,200 per set of financial statements per fund
Reports to regulatory or government agencies related to the annual engagement	☒		Up to $5,000 per occurrence during the Pre-Approval Period
Regulatory compliance assistance	☒	☒	Not to exceed $5,000 per quarter
Training courses		☒	Not to exceed $2,000 per course
For Prime Rate Trust, agreed upon procedures for quarterly reports to rating agencies	☒		Not to exceed $9,450 per quarter
For Prime Rate Trust and Senior Income Fund, agreed upon procedures for the Revolving Credit and Security Agreement with Citigroup	☒		Not to exceed $21,000 per fund per year

6

Appendix C

Pre-Approved Tax Services for the Pre-Approval Period January 1, 2007 through December 31, 2007

Service

	The Fund(s)	Fund Affiliates	Fee Range
Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions	☒		As presented to Audit Committee (2)
Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	☒		As presented to Audit Committee(2)
Assistance and advice regarding year-end reporting for 1099’s	☒		As presented to Audit Committee(2)
Tax assistance and advice regarding statutory, regulatory or administrative developments	☒	☒	Not to exceed $5,000 for the Funds or for the Funds’ investment adviser during the Pre-Approval Period

(2)           For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue.  Fees in the Engagement Letter will be controlling.

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Service

	The Fund(s)	Fund Affiliates	Fee Range
Tax training courses		☒	Not to exceed $2,000 per course during the Pre-Approval Period
Tax services associated with Fund mergers	☒	☒	Not to exceed $4,000 per fund per merger during the Pre-Approval Period

Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, and similar routine tax consultations.

	☒		Not to exceed $120,000 during the Pre-Approval Period

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Appendix D

Pre-Approved Other Services for the Pre-Approval Period January 1, 2007 through December 31, 2007

Service

	The Fund(s)	Fund Affiliates	Fee Range
Agreed-upon procedures for Class B share 12b-1 programs		☒	Not to exceed $50,000 during the Pre-Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)
Cost to be borne 50% by the Funds and 50% by ING Investments, LLC.

	☒	☒	Not to exceed $5,000 per Fund during the Pre-Approval Period
Agreed upon procedures for 15 (c) FACT Books	☒		Not to exceed $35,000 during the Pre-Approval Period

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Appendix E

Prohibited Non-Audit Services
Dated:            January 1, 2007

•                  Bookkeeping or other services related to the accounting records or financial statements of the Funds

•                  Financial information systems design and implementation

•                  Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•                  Actuarial services

•                  Internal audit outsourcing services

•                  Management functions

•                  Human resources

•                  Broker-dealer, investment adviser, or investment banking services

•                  Legal services

•                  Expert services unrelated to the audit

•                  Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

10

EXHIBIT A

ING EQUITY TRUST

ING FUNDS TRUST

ING ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

ING GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

ING RISK MANAGED NATURAL RESOURCES FUND

ING INVESTMENT FUNDS, INC.

ING INVESTORS TRUST

ING MAYFLOWER TRUST

ING MUTUAL FUNDS

ING PARTNERS, INC.

ING PRIME RATE TRUST

ING SENIOR INCOME FUND

ING VARIABLE INSURANCE TRUST

ING VARIABLE PRODUCTS TRUST

ING VP NATURAL RESOURCES TRUST

(e) (2)      Percentage of services referred to in 4(b) — (4)(d) that were approved by the audit committee

                100% of the services were approved by the audit committee.

(f)            Percentage of hours expended attributable to work performed by other than full time employees of KPMG if greater than 50%.

Not applicable.

(g)           Non-Audit Fees:  The non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $898,238 for year ended February 28, 2007 and $234,850 for fiscal year ended February 28, 2006.

(h)           Principal Accountants Independence:  The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining KPMG’s independence.

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Item 5.  Audit Committee of Listed Registrants.

a.             The registrant has a separately-designated standing audit committee.  The members are J. Michael Earley, Patrick W. Kenny, David W.C. Putnam, Roger B. Vincent and Sheryl K. Pressler.

b.             Not applicable.

Item 6.  Schedule of Investments

Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment companies.

ING FUNDS

PROXY VOTING PROCEDURES AND GUIDELINES

Effective Date:  July 10, 2003

Revision Date:  March 2, 2007

I.              INTRODUCTION

The following are the Proxy Voting Procedures and Guidelines (the “Procedures and Guidelines”) of the ING Funds set forth on Exhibit 1 attached hereto and each portfolio or series thereof (each a “Fund” and collectively, the “Funds”). The purpose of these Procedures and Guidelines is to set forth the process by which each Fund will vote proxies related to the equity assets in its investment portfolio (the “portfolio securities”). The Procedures and Guidelines have been approved by the Funds’ Boards of Trustees/Directors (1) (each a “Board” and collectively, the “Boards”), including a majority of the independent Trustees/Directors (2) of the Board. These Procedures and Guidelines may be amended only by the Board. The Board shall review these Procedures and Guidelines at its discretion, and make any revisions thereto as deemed appropriate by the Board.

II.            VALUATION, PROXY AND BROKERAGE COMMITTEE

The Boards hereby delegate to the Valuation, Proxy and Brokerage Committee of each Board (each a “Committee” and collectively, the “Committees”) the authority and responsibility to oversee the implementation of these Procedures and Guidelines, and where applicable, to make determinations on behalf of the Board with respect to the voting of proxies on behalf of each Fund. Furthermore, the Boards hereby delegate to each Committee the authority to review and approve material changes to proxy voting procedures of any Fund’s investment adviser (the “Adviser”). The Proxy Voting Procedures of the Adviser (the “Adviser Procedures”) are attached hereto as Exhibit 2. Any determination regarding the voting of proxies of each Fund that is made by a Committee, or any member thereof, as permitted herein, shall be deemed to be a good faith determination regarding the voting of proxies by the full Board. Each Committee

(1)

Reference in these Procedures to one or more Funds shall, as applicable, mean those Funds that are under the jurisdiction of the particular Board or Valuation, Proxy and Brokerage Committee at issue. No provision in these Procedures is intended to impose any duty upon the particular Board or Valuation, Proxy and Brokerage Committee with respect to any other Fund.

(2)	The independent Trustees/Directors are those Board members who are not “interested persons” of the Funds within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

Effective Date:  07/10/03

Revision Date:  03/02/07

may rely on the Adviser through the Agent, Proxy Coordinator and/or Proxy Group (as such terms are defined for purposes of the Adviser Procedures) to deal in the first instance with the application of these Procedures and Guidelines. Each Committee shall conduct itself in accordance with its charter.

III.           DELEGATION OF VOTING AUTHORITY

The Board hereby delegates to the Adviser to each Fund the authority and responsibility to vote all proxies with respect to all portfolio securities of the Fund in accordance with then current proxy voting procedures and guidelines that have been approved by the Board. The Board may revoke such delegation with respect to any proxy or proposal, and assume the responsibility of voting any Fund proxy or proxies as it deems appropriate. Non-material amendments to the Procedures and Guidelines may be approved for immediate implementation by the President or Chief Financial Officer of a Fund, subject to ratification at the next regularly scheduled meeting of the Valuation, Proxy and Brokerage Committee.

When a Fund participates in the lending of its securities and the securities are on loan at record date, proxies related to such securities will not be forwarded to the Adviser by the Fund’s custodian and therefore will not be voted.

Funds that are “funds-of-funds” will “echo” vote their interests in underlying mutual funds, which may include ING Funds (or portfolios or series thereof) other than those set forth on Exhibit 1 attached hereto. This means that, if the fund-of-funds must vote on a proposal with respect to an underlying investment company, the fund-of-funds will vote its interest in that underlying fund in the same proportion all other shareholders in the investment company voted their interests.

A fund that is a “feeder” fund in a master-feeder structure does not echo vote. Rather, it passes votes requested by the underlying master fund to its shareholders. This means that, if the feeder fund is solicited by the master fund, it will request instructions from its own shareholders, either directly or, in the case of an insurance-dedicated Fund, through an insurance product or retirement plan, as to the manner in which to vote its interest in an underlying master fund.

When a Fund is a feeder in a master-feeder structure, proxies for the portfolio securities owned by the master fund will be voted pursuant to the master fund’s proxy voting policies and procedures. As such, and except as otherwise noted herein with respect to vote reporting requirements, feeder Funds shall not be subject to these Procedures and Guidelines.

IV.           APPROVAL AND REVIEW OF PROCEDURES

Each Fund’s Adviser has adopted proxy voting procedures in connection with the voting of portfolio securities for the Funds as attached hereto in Exhibit 2. The Board hereby approves such procedures. All material changes to the Adviser Procedures must be approved by the Board or the Valuation, Proxy and Brokerage Committee prior to implementation; however, the President or Chief Financial Officer of a Fund may make such non-material changes as they deem appropriate, subject to ratification by the Board or the Valuation, Proxy and Brokerage

2

Committee at its next regularly scheduled meeting.

V.            VOTING PROCEDURES AND GUIDELINES

The Guidelines that are set forth in Exhibit 3 hereto specify the manner in which the Funds generally will vote with respect to the proposals discussed therein.

Unless otherwise noted, the defined terms used hereafter shall have the same meaning as defined in the Adviser Procedures

A.            Routine Matters

The Agent shall be instructed to submit a vote in accordance with the Guidelines where such Guidelines provide a clear “For,” “Against,” “Withhold” or “Abstain” on a proposal. However, the Agent shall be directed to refer any proxy proposal to the Proxy Coordinator for instructions as if it were a matter requiring case-by-case consideration under circumstances where the application of the Guidelines is unclear, it appears to involve unusual or controversial issues, or an Investment Professional (as such term is defined for purposes of the Adviser Procedures) recommends a vote contrary to the Guidelines.

B.            Matters Requiring Case-by-Case Consideration

The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Coordinator where the Guidelines have noted “case-by-case” consideration.

Upon receipt of a referral from the Agent, the Proxy Coordinator may solicit additional research from the Agent, Investment Professional(s), as well as from any other source or service.

Except in cases in which the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent’s recommendation, the Proxy Coordinator will forward the Agent’s analysis and recommendation and/or any research obtained from the Investment Professional(s), the Agent or any other source to the Proxy Group. The Proxy Group may consult with the Agent and/or Investment Professional(s), as it deems necessary.

The Proxy Coordinator shall use best efforts to convene the Proxy Group with respect to all matters requiring its consideration. In the event quorum requirements cannot be timely met in connection with a voting deadline, it shall be the policy of the Funds to vote in accordance with the Agent’s recommendation, unless the Agent’s recommendation is deemed to be conflicted as provided for under the Adviser Procedures, in which case no action shall be taken on such matter (i.e., a “Non-Vote”).

3

1.   Within-Guidelines Votes:  Votes in Accordance with a Fund’s Guidelines and/or, where applicable, Agent Recommendation

In the event the Proxy Group, and where applicable, any Investment Professional participating in the voting process, recommend a vote Within Guidelines, the Proxy Group will instruct the Agent, through the Proxy Coordinator, to vote in this manner. Except as provided for herein, no Conflicts Report (as such term is defined for purposes of the Adviser Procedures) is required in connection with Within-Guidelines Votes.

2.     Non-Votes:  Votes in Which No Action is Taken

The Proxy Group may recommend that a Fund refrain from voting under the following circumstances:  (1) if the economic effect on shareholders’ interests or the value of the portfolio holding is indeterminable or insignificant, e.g., proxies in connection with securities no longer held in the portfolio of an ING Fund or proxies being considered on behalf of a Fund that is no longer in existence; or (2) if the cost of voting a proxy outweighs the benefits, e.g., certain international proxies, particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security. In such instances, the Proxy Group may instruct the Agent, through the Proxy Coordinator, not to vote such proxy. The Proxy Group may provide the Proxy Coordinator with standing instructions on parameters that would dictate a Non-Vote without the Proxy Group’s review of a specific proxy. It is noted a Non-Vote determination would generally not be made in connection with voting rights received pursuant to class action participation; while a Fund may no longer hold the security, a continuing economic effect on shareholders’ interests is likely.

Reasonable efforts shall be made to secure and vote all other proxies for the Funds, but, particularly in markets in which shareholders’ rights are limited, Non-Votes may also occur in connection with a Fund’s related inability to timely access ballots or other proxy information in connection with its portfolio securities.

Non-Votes may also result in certain cases in which the Agent’s recommendation has been deemed to be conflicted, as described in V.B. above and V.B.4. below.

3.     Out-of-Guidelines Votes:  Votes Contrary to Procedures and Guidelines, or Agent Recommendation, where applicable, Where No Recommendation is Provided by Agent, or Where Agent’s Recommendation is Conflicted

If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, if the Agent has made no recommendation on a matter requiring case-by-case consideration and the Procedures and Guidelines are silent, or the Agent’s recommendation on a

4

matter requiring case-by-case consideration is deemed to be conflicted as provided for under the Adviser Procedures, the Proxy Coordinator will then request that all members of the Proxy Group, including any members not in attendance at the meeting at which the relevant proxy is being considered, and each Investment Professional participating in the voting process complete a Conflicts Report (as such term is defined for purposes of the Adviser Procedures). As provided for in the Adviser Procedures, the Proxy Coordinator shall be responsible for identifying to Counsel potential conflicts of interest with respect to the Agent.

If Counsel determines that a conflict of interest appears to exist with respect to the Agent, any member of the Proxy Group or the participating Investment Professional(s), the Proxy Coordinator will then contact the Valuation, Proxy and Brokerage Committee(s) and forward to such Committee(s) all information relevant to their review, including the following materials or a summary thereof:  the applicable Procedures and Guidelines, the recommendation of the Agent, where applicable, the recommendation of the Investment Professional(s), where applicable, any resources used by the Proxy Group in arriving at its recommendation, the Conflicts Report and any other written materials establishing whether a conflict of interest exists, and findings of Counsel (as such term is defined for purposes of the Adviser Procedures). Upon Counsel’s finding that a conflict of interest exists with respect to one or more members of the Proxy Group or the Advisers generally, the remaining members of the Proxy Group shall not be required to complete a Conflicts Report in connection with the proxy.

If Counsel determines that there does not appear to be a conflict of interest with respect to the Agent, any member of the Proxy Group or the participating Investment Professional(s), the Proxy Coordinator will instruct the Agent to vote the proxy as recommended by the Proxy Group.

4.     Referrals to a Fund’s Valuation, Proxy and Brokerage Committee

A Fund’s Valuation, Proxy and Brokerage Committee may consider all recommendations, analysis, research and Conflicts Reports provided to it by the Agent, Proxy Group and/or Investment Professional(s), and any other written materials used to establish whether a conflict of interest exists, in determining how to vote the proxies referred to the Committee. The Committee will instruct the Agent through the Proxy Coordinator how to vote such referred proposals.

The Proxy Coordinator shall use best efforts to timely refer matters to a Fund’s Committee for its consideration. In the event any such matter cannot be timely referred to or considered by the Committee, it shall be the policy of the Funds to vote in accordance with the Agent’s recommendation, unless the Agent’s recommendation is conflicted on a matter requiring case-by-case consideration, in which case no action shall be taken on such matter (i.e., a “Non-Vote”).

5

The Proxy Coordinator will maintain a record of all proxy questions that have been referred to a Fund’s Committee, all applicable recommendations, analysis, research and Conflicts Reports.

VI.           CONFLICTS OF INTEREST

In all cases in which a vote has not been clearly determined in advance by the Procedures and Guidelines or for which the Proxy Group recommends an Out-of-Guidelines Vote, and Counsel has determined that a conflict of interest appears to exist with respect to the Agent, any member of the Proxy Group, or any Investment Professional participating in the voting process, the proposal shall be referred to the Fund’s Committee for determination so that the Adviser shall have no opportunity to vote a Fund’s proxy in a situation in which it or the Agent may be deemed to have a conflict of interest. In the event a member of a Fund’s Committee believes he/she has a conflict of interest that would preclude him/her from making a voting determination in the best interests of the beneficial owners of the applicable Fund, such Committee member shall so advise the Proxy Coordinator and recuse himself/herself with respect to determinations regarding the relevant proxy.

VII.         REPORTING AND RECORD RETENTION

Annually in August, each Fund that is not a feeder in a master/feeder structure will post its proxy voting record or a link thereto, for the prior one-year period ending on June 30th on the ING Funds website. No proxy voting record will be posted on the ING Funds website for any Fund that is a feeder in a master/feeder structure; however, a cross-reference to that of the master fund’s proxy voting record as filed in the SEC’s EDGAR database will be posted on the ING Funds website. The proxy voting record for each Fund will also be available in the EDGAR database on the SEC’s website.

6

EXHIBIT 1

to the

ING Funds

Proxy Voting Procedures

ING ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

ING EQUITY TRUST

ING FUNDS TRUST

ING GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

ING INVESTMENT FUNDS, INC.

ING INVESTORS TRUST

ING MAYFLOWER TRUST

ING MUTUAL FUNDS

ING PARTNERS, INC.

ING PRIME RATE TRUST

ING RISK MANAGED NATURAL RESOURCES FUND

ING SENIOR INCOME FUND

ING SEPARATE PORTFOLIOS TRUST

ING VARIABLE INSURANCE TRUST

ING VARIABLE PRODUCTS TRUST

ING VP EMERGING MARKETS FUND, INC.

ING VP NATURAL RESOURCES TRUST

USLICO SERIES FUND

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EXHIBIT 2

to the

ING Funds

Proxy Voting Procedures

ING INVESTMENTS, LLC

AND

DIRECTED SERVICES, LLC

PROXY VOTING PROCEDURES

I.              INTRODUCTION

ING Investments, LLC and Directed Services, LLC (each an “Adviser” and collectively, the “Advisers”) are the investment advisers for the registered investment companies and each series or portfolio thereof (each a “Fund” and collectively, the “Funds”) comprising the ING family of funds. As such, the Advisers have been delegated the authority to vote proxies with respect to securities for the Funds over which they have day-to-day portfolio management responsibility.

The Advisers will abide by the proxy voting guidelines adopted by a Fund’s respective Board of Directors or Trustees (each a “Board” and collectively, the “Boards”) with regard to the voting of proxies unless otherwise provided in the proxy voting procedures adopted by a Fund’s Board.

In voting proxies, the Advisers are guided by general fiduciary principles. Each must act prudently, solely in the interest of the beneficial owners of the Funds it manages. The Advisers will not subordinate the interest of beneficial owners to unrelated objectives. Each Adviser will vote proxies in the manner that it believes will do the most to maximize shareholder value.

The following are the Proxy Voting Procedures of ING Investments, LLC and Directed Services, LLC (the “Adviser Procedures”) with respect to the voting of proxies on behalf of their client Funds as approved by the respective Board of each Fund.

Unless otherwise noted, best efforts shall be used to vote proxies in all instances.

II.            ROLES AND RESPONSIBILITIES

A.            Proxy Coordinator

The Proxy Coordinator identified in Appendix 1 will assist in the coordination of the voting of each Fund’s proxies in accordance with the ING Funds Proxy Voting

Procedures and Guidelines (the “Procedures” or “Guidelines” and collectively the “Procedures and Guidelines”). The Proxy Coordinator is authorized to direct the Agent to vote a Fund’s proxy in accordance with the Procedures and Guidelines unless the Proxy Coordinator receives a recommendation from an Investment Professional (as described below) to vote contrary to the Procedures and Guidelines. In such event, and in connection with proxy proposals requiring case-by-case consideration (except in cases in which the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent’s recommendation), the Proxy Coordinator will call a meeting of the Proxy Group (as described below).

Responsibilities assigned herein to the Proxy Coordinator, or activities in support thereof, may be performed by such members of the Proxy Group or employees of the Advisers’ affiliates as are deemed appropriate by the Proxy Group.

Unless specified otherwise, information provided to the Proxy Coordinator in connection with duties of the parties described herein shall be deemed delivered to the Advisers.

B.            Agent

An independent proxy voting service (the “Agent”), as approved by the Board of each Fund, shall be engaged to assist in the voting of Fund proxies for publicly traded securities through the provision of vote analysis, implementation, recordkeeping and disclosure services. The Agent is Institutional Shareholder Services, Inc. The Agent is responsible for coordinating with the Funds’ custodians to ensure that all proxy materials received by the custodians relating to the portfolio securities are processed in a timely fashion. To the extent applicable, the Agent is required to vote and/or refer all proxies in accordance with these Adviser Procedures. The Agent will retain a record of all proxy votes handled by the Agent. Such record must reflect all the information required to be disclosed in a Fund’s Form N-PX pursuant to Rule 30b1-4 under the Investment Company Act. In addition, the Agent is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to the Adviser upon request.

The Agent shall be instructed to vote all proxies in accordance with a Fund’s Guidelines, except as otherwise instructed through the Proxy Coordinator by the Adviser’s Proxy Group or a Fund’s Valuation, Proxy and Brokerage Committee (“Committee”).

The Agent shall be instructed to obtain all proxies from the Funds’ custodians and to review each proxy proposal against the Guidelines. The Agent also shall be requested to call the Proxy Coordinator’s attention to specific proxy proposals that although governed by the Guidelines appear to involve unusual or controversial issues.

Subject to the oversight of the Advisers, the Agent shall establish and maintain adequate internal controls and policies in connection with the provision of proxy voting services

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voting to the Advisers, including methods to reasonably ensure that its analysis and recommendations are not influenced by conflict of interest, and shall disclose such controls and policies to the Advisers when and as provided for herein. Unless otherwise specified, references herein to recommendations of the Agent shall refer to those in which no conflict of interest has been identified.

C.            Proxy Group

The Adviser shall establish a Proxy Group (the “Group” or “Proxy Group”) which shall assist in the review of the Agent’s recommendations when a proxy voting issue is referred to the Group through the Proxy Coordinator. The members of the Proxy Group, which may include employees of the Advisers’ affiliates, are identified in Appendix 1, as may be amended from time at the Advisers’ discretion.

A minimum of four (4) members of the Proxy Group (or three (3) if one member of the quorum is either the Fund’s Chief Investment Risk Officer or Chief Financial Officer) shall constitute a quorum for purposes of taking action at any meeting of the Group. The vote of a simple majority of the members present and voting shall determine any matter submitted to a vote. Tie votes shall be broken by securing the vote of members not present at the meeting; provided, however, that the Proxy Coordinator shall ensure compliance with all applicable voting and conflict of interest procedures and shall use best efforts to secure votes from all or as many absent members as may reasonably be accomplished. The Proxy Group may meet in person or by telephone. The Proxy Group also may take action via electronic mail in lieu of a meeting, provided that each Group member has received a copy of any relevant electronic mail transmissions circulated by each other participating Group member prior to voting and provided that the Proxy Coordinator follows the directions of a majority of a quorum (as defined above) responding via electronic mail. For all votes taken in person or by telephone or teleconference, the vote shall be taken outside the presence of any person other than the members of the Proxy Group and such other persons whose attendance may be deemed appropriate by the Proxy Group from time to time in furtherance of its duties or the day-to-day administration of the Funds. In its discretion, the Proxy Group may provide the Proxy Coordinator with standing instructions to perform responsibilities assigned herein to the Proxy Group, or activities in support thereof, on its behalf, provided that such instructions do not contravene any requirements of these Adviser Procedures or a Fund’s Procedures and Guidelines.

A meeting of the Proxy Group will be held whenever (1) the Proxy Coordinator receives a recommendation from an Investment Professional to vote a Fund’s proxy contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, (2) the Agent has made no recommendation with respect to a vote on a proposal, or (3) a matter requires case-by-case consideration, including those in which the Agent’s recommendation is deemed to be conflicted as provided for under these Adviser Procedures, provided that, if the Proxy Group has previously provided the Proxy

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Coordinator with standing instructions to vote in accordance with the Agent’s recommendation and no issue of conflict must be considered, the Proxy Coordinator may implement the instructions without calling a meeting of the Proxy Group.

For each proposal referred to the Proxy Group, it will review (1) the relevant Procedures and Guidelines, (2) the recommendation of the Agent, if any, (3) the recommendation of the Investment Professional(s), if any, and (4) any other resources that any member of the Proxy Group deems appropriate to aid in a determination of a recommendation.

If the Proxy Group recommends that a Fund vote in accordance with the Procedures and Guidelines, or the recommendation of the Agent, where applicable, it shall instruct the Proxy Coordinator to so advise the Agent.

If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, or if the Agent’s recommendation on a matter requiring case-by-case consideration is deemed to be conflicted, it shall follow the procedures for such voting as established by a Fund’s Board.

The Proxy Coordinator shall use best efforts to convene the Proxy Group with respect to all matters requiring its consideration. In the event quorum requirements cannot be timely met in connection with to a voting deadline, the Proxy Coordinator shall follow the procedures for such voting as established by a Fund’s Board.

D.            Investment Professionals

The Funds’ Advisers, sub-advisers and/or portfolio managers (each referred to herein as an “Investment Professional” and collectively, “Investment Professionals”) may submit, or be asked to submit, a recommendation to the Proxy Group regarding the voting of proxies related to the portfolio securities over which they have day-to-day portfolio management responsibility. The Investment Professionals may accompany their recommendation with any other research materials that they deem appropriate or with a request that lending activity with respect to the relevant security be reviewed, such requests to be timely considered by the Proxy Group.

III.           VOTING PROCEDURES

A.            In all cases, the Adviser shall follow the voting procedures as set forth in the Procedures and Guidelines of the Fund on whose behalf the Adviser is exercising delegated authority to vote.

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B.            Routine Matters

The Agent shall be instructed to submit a vote in accordance with the Guidelines where such Guidelines provide a clear “For”, “Against,” “Withhold” or “Abstain” on a proposal. However, the Agent shall be directed to refer any proxy proposal to the Proxy Coordinator for instructions as if it were a matter requiring case-by-case consideration under circumstances where the application of the Guidelines is unclear, it appears to involve unusual or controversial issues, or an Investment Professional recommends a vote contrary to the Guidelines.

C.            Matters Requiring Case-by-Case Consideration

The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Coordinator where the Guidelines have noted “case-by-case” consideration.

Upon receipt of a referral from the Agent, the Proxy Coordinator may solicit additional research from the Agent, Investment Professional(s), as well as from any other source or service.

Except in cases in which the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent’s recommendation, the Proxy Coordinator will forward the Agent’s analysis and recommendation and/or any research obtained from the Investment Professional(s), the Agent or any other source to the Proxy Group. The Proxy Group may consult with the Agent and/or Investment Professional(s), as it deems necessary.

1.     Within-Guidelines Votes:  Votes in Accordance with a Fund’s Guidelines and/or, where applicable, Agent Recommendation

In the event the Proxy Group, and where applicable, any Investment Professional participating in the voting process, recommend a vote Within Guidelines, the Proxy Group will instruct the Agent, through the Proxy Coordinator, to vote in this manner. Except as provided for herein, no Conflicts Report (as such term is defined herein) is required in connection with Within-Guidelines Votes.

2.             Non-Votes:  Votes in Which No Action is Taken

The Proxy Group may recommend that a Fund refrain from voting under the following circumstances:  (1) if the economic effect on shareholders’ interests or the value of the portfolio holding is indeterminable or insignificant, e.g., proxies in connection with securities no longer held in the portfolio of an ING Fund or proxies being considered on behalf of a Fund that is no longer in existence; or (2) if the cost of voting a proxy outweighs the benefits, e.g., certain international

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proxies, particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security. In such instances, the Proxy Group may instruct the Agent, through the Proxy Coordinator, not to vote such proxy. The Proxy Group may provide the Proxy Coordinator with standing instructions on parameters that would dictate a Non-Vote without the Proxy Group’s review of a specific proxy. It is noted a Non-Vote determination would generally not be made in connection with voting rights received pursuant to class action participation; while a Fund may no longer hold the security, a continuing economic effect on shareholders’ interests is likely.

Reasonable efforts shall be made to secure and vote all other proxies for the Funds, but, particularly in markets in which shareholders’ rights are limited, Non-Votes may also occur in connection with a Fund’s related inability to timely access ballots or other proxy information in connection with its portfolio securities.

Non-Votes may also result in certain cases in which the Agent’s recommendation has been deemed to be conflicted, as provided for in the Funds’ Procedures.

3.     Out-of-Guidelines Votes:  Votes Contrary to Procedures and Guidelines, or Agent Recommendation, where applicable, Where No Recommendation is Provided by Agent, or Where Agent’s Recommendation is Conflicted

If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, if the Agent has made no recommendation on a matter requiring case-by-case consideration and the Procedures and Guidelines are silent, or the Agent’s recommendation on a matter requiring case-by-case consideration is deemed to be conflicted as provided for under these Adviser Procedures, the Proxy Coordinator will then implement the procedures for handling such votes as adopted by the Fund’s Board.

4.     The Proxy Coordinator will maintain a record of all proxy questions that have been referred to a Fund’s Valuation, Proxy and Brokerage Committee, all applicable recommendations, analysis, research and Conflicts Reports.

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III.           ASSESSMENT OF THE AGENT AND CONFLICTS OF INTEREST

In furtherance of the Advisers’ fiduciary duty to the Funds and their beneficial owners, the Advisers shall establish the following:

A.            Assessment of the Agent

The Advisers shall establish that the Agent (1) is independent from the Advisers, (2) has resources that indicate it can competently provide analysis of proxy issues and (3) can make recommendations in an impartial manner and in the best interests of the Funds and their beneficial owners. The Advisers shall utilize, and the Agent shall comply with, such methods for establishing the foregoing as the Advisers may deem reasonably appropriate and shall do not less than annually as well as prior to engaging the services of any new proxy service. The Agent shall also notify the Advisers in writing within fifteen (15) calendar days of any material change to information previously provided to an Adviser in connection with establishing the Agent’s independence, competence or impartiality.

Information provided in connection with assessment of the Agent shall be forwarded to a member of the mutual funds practice group of ING US Legal Services (“Counsel”) for review. Counsel shall review such information and advise the Proxy Coordinator as to whether a material concern exists and if so, determine the most appropriate course of action to eliminate such concern.

B.            Conflicts of Interest

The Advisers shall establish and maintain procedures to identify and address conflicts that may arise from time to time concerning the Agent. Upon the Advisers’ request, which shall be not less than annually, and within fifteen (15) calendar days of any material change to such information previously provided to an Adviser, the Agent shall provide the Advisers with such information as the Advisers deem reasonable and appropriate for use in determining material relationships of the Agent that may pose a conflict of interest with respect to the Agent’s proxy analysis or recommendations. The Proxy Coordinator shall forward all such information to Counsel for review. Counsel shall review such information and provide the Proxy Coordinator with a brief statement regarding whether or not a material conflict of interest is present. Matters as to which a material conflict of interest is deemed to be present shall be handled as provided in the Fund’s Procedures and Guidelines.

In connection with their participation in the voting process for portfolio securities, each member of the Proxy Group, and each Investment Professional participating in the voting process, must act solely in the best interests of the beneficial owners of the applicable Fund. The members of the Proxy Group may not subordinate

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the interests of the Fund’s beneficial owners to unrelated objectives, including taking steps to reasonably insulate the voting process from any conflict of interest that may exist in connection with the Agent’s services or utilization thereof.

For all matters for which the Proxy Group recommends an Out-of-Guidelines Vote, or for which a recommendation contrary to that of the Agent or the Guidelines has been received from an Investment Professional and is to be utilized, the Proxy Coordinator will implement the procedures for handling such votes as adopted by the Fund’s Board, including completion of such Conflicts Reports as may be required under the Fund’s Procedures. Completed Conflicts Reports shall be provided to the Proxy Coordinator within two (2) business days. Such Conflicts Report should describe any known conflicts of either a business or personal nature, and set forth any contacts with respect to the referral item with non-investment personnel in its organization or with outside parties (except for routine communications from proxy solicitors). The Conflicts Report should also include written confirmation that any recommendation from an Investment Professional provided in connection with an Out-of-Guidelines Vote or under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

The Proxy Coordinator shall forward all Conflicts Reports to Counsel for review. Counsel shall review each report and provide the Proxy Coordinator with a brief statement regarding whether or not a material conflict of interest is present. Matters as to which a material conflict of interest is deemed to be present shall be handled as provided in the Fund’s Procedures and Guidelines.

V.            REPORTING AND RECORD RETENTION

The Adviser shall maintain the records required by Rule 204-2(c)(2), as may be amended from time to time, including the following: (1) A copy of each proxy statement received regarding a Fund’s portfolio securities. Such proxy statements received from issuers are available either in the SEC’s EDGAR database or are kept by the Agent and are available upon request. (2) A record of each vote cast on behalf of a Fund. (3) A copy of any document created by the Adviser that was material to making a decision how to vote a proxy, or that memorializes the basis for that decision. (4) A copy of written requests for Fund proxy voting information and any written response thereto or to any oral request for information on how the Adviser voted proxies on behalf of a Fund. All proxy voting materials and supporting documentation will be retained for a minimum of six (6) years.

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APPENDIX 1

to the

Advisers’ Proxy Voting Procedures

Proxy Group for registered investment company clients of ING Investments, LLC and Directed Services, LLC:

Name	Title or Affiliation

Stanley D. Vyner	Chief Investment Risk Officer and Executive Vice President, ING Investments, LLC

Todd Modic	Senior Vice President, ING Funds Services, LLC and ING Investments, LLC; and Chief Financial Officer of the ING Funds

Maria Anderson	Vice President of Fund Compliance, ING Funds Services, LLC

Karla J. Bos	Proxy Coordinator for the ING Funds and Manager – Special Projects, ING Funds Services, LLC

Julius Drelick	Vice President, Advisory and Product Management, ING Funds Services, LLC

Theresa K. Kelety, Esq.	Counsel, ING Americas US Legal Services

Steve Wastek, Esq.	Counsel, ING Americas US Legal Services

Effective as of December 31, 2006

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EXHIBIT 3

to the

ING Funds

Proxy Voting Procedures

PROXY VOTING GUIDELINES OF THE ING FUNDS

I.             INTRODUCTION

The following is a statement of the Proxy Voting Guidelines (“Guidelines”) that have been adopted by the respective Boards of Directors or Trustees of each Fund. Unless otherwise provided for herein, any defined term used herein shall have the meaning assigned to it in the Funds’ and Advisers’ Proxy Voting Procedures (the “Procedures”).

Proxies must be voted in the best interest of the Fund(s). The Guidelines summarize the Funds’ positions on various issues of concern to investors, and give a general indication of how Fund portfolio securities will be voted on proposals dealing with particular issues. The Guidelines are not exhaustive and do not include all potential voting issues.

The Advisers, in exercising their delegated authority, will abide by the Guidelines as outlined below with regard to the voting of proxies except as otherwise provided in the Procedures. In voting proxies, the Advisers are guided by general fiduciary principles. Each must act prudently, solely in the interest of the beneficial owners of the Funds it manages. The Advisers will not subordinate the interest of beneficial owners to unrelated objectives. Each Adviser will vote proxies in the manner that it believes will do the most to maximize shareholder value.

II.                   GUIDELINES

The following Guidelines are grouped according to the types of proposals generally presented to shareholders of U.S. issuers:  Board of Directors, Proxy Contests, Auditors, Proxy Contest Defenses, Tender Offer Defenses, Miscellaneous, Capital Structure, Executive and Director Compensation, State of Incorporation, Mergers and Corporate Restructurings, Mutual Fund Proxies and Social and Environmental Issues. An additional section addresses proposals most frequently found in global proxies.

General Policies

These Guidelines apply to securities of publicly traded companies and to those of privately held companies if publicly available disclosure permits such application. All matters for which such disclosure is not available shall be considered CASE-BY-CASE.

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It shall generally be the policy of the Funds to take no action on a proxy for which no Fund holds a position or otherwise maintains an economic interest in the relevant security at the time the vote is to be cast.

In all cases receiving CASE-BY-CASE consideration, including cases not specifically provided for under these Guidelines, unless otherwise provided for under these Guidelines, it shall generally be the policy of the Funds to vote in accordance with the recommendation provided by the Funds’ Agent, Institutional Shareholder Services, Inc.

Unless otherwise provided for herein, it shall generally be the policy of the Funds to vote in accordance with the Agent’s recommendation in cases in which such recommendation aligns with the recommendation of the relevant issuer’s management. However, this policy shall not apply to CASE-BY-CASE proposals for which a contrary recommendation from the Investment Professional for the relevant Fund has been received and is to be utilized, provided that incorporation of any such recommendation shall be subject to the conflict of interest review process required under the Procedures.

Recommendations from the Investment Professionals, while not required under the Procedures, are likely to be considered with respect to proxies for private equity securities and/or proposals related to merger transactions/corporate restructurings, proxy contests related to takeover bids/contested business combinations, or unusual or controversial issues. Such input shall be given primary consideration with respect to CASE-BY-CASE proposals being considered on behalf of the relevant Fund.

Except as otherwise provided for herein, it shall generally be the policy of the Funds not to support proposals that would impose a negative impact on existing rights of the Funds to the extent that any positive impact would not be deemed sufficient to outweigh removal or diminution of such rights.

The foregoing policies may be overridden in any case as provided for in the Procedures. Similarly, the Procedures provide that proposals whose Guidelines prescribe a firm voting position may instead be considered on a CASE-BY-CASE basis in cases in which unusual or controversial circumstances so dictate.

Interpretation and application of these Guidelines is not intended to supersede any law, regulation, binding agreement or other legal requirement to which an issuer may be or become subject. No proposal shall be supported whose implementation would contravene such requirements.

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1.             The Board of Directors

Voting on Director Nominees in Uncontested Elections

Unless otherwise provided for herein, the Agent’s standards with respect to determining director independence shall apply. These standards generally provide that, to be considered completely independent, a director shall have no material connection to the company other than the board seat.

Agreement with the Agent’s independence standards shall not dictate that a Fund’s vote shall be cast according to the Agent’s corresponding recommendation. Votes on director nominees not subject to specific policies described herein should be made on a CASE-BY-CASE basis.

Where applicable and except as otherwise provided for herein, it shall be the policy of the Funds to lodge disagreement with an issuer’s policies or practices by withholding support from a proposal for the relevant policy or practice rather than the director nominee(s) to which the Agent assigns a correlation.

If application of the policies described herein would result in withholding votes from the majority of independent outside directors sitting on a board, or removal of such directors is likely to negatively impact majority board independence, primary consideration shall be given to retention of such independent outside director nominees unless the concerns identified are of such grave nature as to merit removal of the independent directors.

Where applicable and except as otherwise provided for herein, generally DO NOT WITHHOLD votes (or DO NOT VOTE AGAINST, pursuant to the applicable election standard) in connection with issues raised by the Agent if the nominee did not serve on the board or relevant committee during the majority of the time period relevant to the concerns cited by the Agent.

WITHHOLD votes from a nominee who, during both of the most recent two years, attended less than 75 percent of the board and committee meetings without a valid reason for the absences. DO NOT WITHHOLD votes in connection with attendance issues for nominees who have served on the board for less than the two most recent years.

WITHHOLD votes from a nominee in connection with poison pill or anti-takeover considerations (e.g., furtherance of measures serving to disenfranchise shareholders or failure to remove restrictive pill features or ensure pill expiration or submission to shareholders for vote) in cases for which culpability for implementation or renewal of the pill in such form can be specifically attributed to the nominee.

Provided that a nominee served on the board during the relevant time period, WITHHOLD votes from a nominee who has failed to implement a shareholder proposal that was approved by (1) a majority of the issuer’s shares outstanding (most recent annual meeting) or (2) a majority of the votes cast for two consecutive years. However, in the case of shareholder proposals seeking shareholder ratification of a poison pill, generally DO NOT WITHHOLD votes from a nominee

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in such cases if the company has already implemented a policy that should reasonably prevent abusive use of the pill.

If a nominee has not acted upon WITHHOLD votes representing a majority of the votes cast at the previous annual meeting, consider such nominee on a CASE-BY-CASE basis. Generally, vote FOR nominees when (1) the issue relevant to the majority WITHHOLD has been adequately addressed or cured or (2) the Funds’ Guidelines or voting record do not support the relevant issue.

WITHHOLD votes from inside directors or affiliated outside directors who sit on the audit committee.

DO NOT WITHHOLD votes from inside directors or affiliated outside directors who sit on the nominating or compensation committee, provided that such committee meets the applicable independence requirements of the relevant listing exchange.

DO NOT WITHHOLD votes from inside directors or affiliated outside directors if the full board serves as the compensation or nominating committee OR has not created one or both committees, provided that the issuer is in compliance with all provisions of the listing exchange in connection with performance of relevant functions (e.g., performance of relevant functions by a majority of independent directors in lieu of the formation of a separate committee).

In cases in which the Agent has identified a “pay for performance” disconnect, as defined by the Agent, generally DO NOT WITHHOLD support from director nominees. If the Agent has raised other considerations regarding “poor compensation practices,” consider nominees on a CASE-BY-CASE basis. However, where applicable and except as otherwise provided for herein, generally DO NOT WITHHOLD votes from nominees who did not serve on the compensation committee, or board, as applicable, during the majority of the time period relevant to the concerns cited by the Agent.

Generally, vote FOR independent outside director nominees serving on the audit committee, but if total non-audit fees exceed the total of audit fees, audit-related fees and tax compliance and preparation fees, do vote AGAINST auditor ratification if concerns exist regarding such fees, e.g., that remuneration for the non-audit work is so lucrative as to taint the auditor’s independence or is excessive in connection with the level and type of services provided.

It shall generally be the policy of the Funds that a board should be majority independent and therefore to consider inside director or affiliated outside director nominees in cases in which the full board is not majority independent on a CASE-BY-CASE basis. Generally:

(1)       WITHHOLD votes from the fewest directors whose removal would achieve majority independence across the remaining board.

(2)       WITHHOLD votes from all non-independent nominees, including the founder, chairman or CEO, if the number required to achieve majority independence is equal to or greater than the number of non-independent nominees.

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(3)       Except as provided above, vote FOR non-independent nominees in the role of CEO, and when appropriate, founder or chairman, and determine support for other non-independent nominees based on the qualifications and contributions of the nominee as well as the Funds’ voting precedent for assessing relative independence to management, e.g., insiders holding senior executive positions are deemed less independent than affiliated outsiders with a transactional or advisory relationship to the company, and affiliated outsiders with a material transactional or advisory relationship are deemed less independent than those with lesser relationships.

(4)       Non-voting directors (e.g., director emeritus or advisory director) shall be excluded from calculations with respect to majority board independence.

(5)       When conditions contributing to a lack of majority independence remain substantially similar to those in the previous year, it shall generally be the policy of the Funds to vote on nominees in a manner consistent with votes cast by the Fund(s) in the previous year.

Generally vote FOR nominees without regard to “over-boarding” issues raised by the Agent unless other concerns requiring CASE-BY-CASE consideration have been raised.

Generally, WITHHOLD support from nominees when the Agent so recommends due to assessment that they acted in bad faith or against shareholder interests in connection with a major transaction, such as a merger or acquisition.

Performance Test for Directors

Consider nominees failing the Agent’s performance test, which includes market-based and operating performance measures, on a CASE-BY-CASE basis. Input from the Investment Professional(s) for a given Fund shall be given primary consideration with respect to such proposals.

Proposals Regarding Board Composition or Board Service

Generally, vote AGAINST shareholder proposals to impose new board structures or policies, including those requiring that the positions of chairman and CEO be held separately, except consider such proposals on a CASE-BY-CASE basis if the board is not majority independent or pervasive corporate governance concerns have been identified. Generally, except as otherwise provided for herein, vote FOR management proposals to adopt or amend board structures or policies, except consider such proposals on a CASE-BY-CASE basis if the board is not majority independent, pervasive corporate governance concerns have been identified, or the proposal may result in a material reduction in shareholders’ rights.

Generally, vote AGAINST shareholder proposals asking that more than a simple majority of directors be independent.

Generally, vote AGAINST shareholder proposals asking that board compensation and/or nominating committees be composed exclusively of independent directors.

Generally, vote AGAINST shareholder proposals to limit the number of public company boards on which a director may serve.

Generally, vote AGAINST shareholder proposals that seek to redefine director independence or directors’ specific roles (e.g., responsibilities of the lead director).

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Generally, vote AGAINST shareholder proposals requesting creation of additional board committees or offices, except as otherwise provided for herein.

Generally, vote FOR shareholder proposals that seek creation of an audit, compensation or nominating committee of the board, unless the committee in question is already in existence or the issuer has availed itself of an applicable exemption of the listing exchange (e.g., performance of relevant functions by a majority of independent directors in lieu of the formation of a separate committee).

Generally, vote AGAINST shareholder proposals to limit the tenure of outside directors.

Generally, vote AGAINST shareholder proposals to impose a mandatory retirement age for outside directors unless the proposal seeks to relax existing standards, but generally DO NOT VOTE AGAINST management proposals seeking to establish a retirement age for directors.

Stock Ownership Requirements

Generally, vote AGAINST shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

Director and Officer Indemnification and Liability Protection

Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard. Vote AGAINST proposals to limit or eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care. Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness. Vote FOR only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if:

(1)       The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and

(2)       Only if the director’s legal expenses would be covered.

2.             Proxy Contests

These proposals should generally be analyzed on a CASE-BY-CASE basis. Input from the Investment Professional(s) for a given Fund shall be given primary consideration with respect to proposals in connection with proxy contests related to takeover bids or other contested business combinations being considered on behalf of that Fund.

Voting for Director Nominees in Contested Elections

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis.

Reimburse Proxy Solicitation Expenses

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis.

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3.             Auditors

Ratifying Auditors

Generally, except in cases of high non-audit fees, vote FOR management proposals to ratify auditors. If total non-audit fees exceed the total of audit fees, audit-related fees and tax compliance and preparation fees, consider on a CASE-BY-CASE basis, voting AGAINST management proposals to ratify auditors in cases in which concerns exist that remuneration for the non-audit work is so lucrative as to taint the auditor’s independence. If such concerns exist or an issuer has a history of questionable accounting practices, also vote FOR shareholder proposals asking the issuer to present its auditor annually for ratification, but in other cases generally vote AGAINST.

Auditor Independence

Generally, vote AGAINST shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services).

Audit Firm Rotation:

Generally, vote AGAINST shareholder proposals asking for mandatory audit firm rotation.

4.             Proxy Contest Defenses

Board Structure: Staggered vs. Annual Elections

Generally, vote AGAINST proposals to classify the board.

Generally, vote FOR proposals to repeal classified boards and to elect all directors annually.

Shareholder Ability to Remove Directors

Generally, vote AGAINST proposals that provide that directors may be removed only for cause.

Generally, vote FOR proposals to restore shareholder ability to remove directors with or without cause.

Generally, vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Generally, vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

Cumulative Voting

Unless the company maintains a classified board of directors, generally, vote FOR management proposals to eliminate cumulative voting.

In cases in which the company maintains a classified board of directors, generally vote FOR shareholder proposals to restore or permit cumulative voting.

Time-Phased Voting

Generally, vote AGAINST proposals to implement, and FOR proposals to eliminate, time-phased or other forms of voting that do not promote a one share, one vote standard.

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Shareholder Ability to Call Special Meetings

Generally, vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Generally, vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Shareholder Ability to Act by Written Consent

Generally, vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Generally, vote FOR proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Alter the Size of the Board

Review on a CASE-BY-CASE basis proposals that seek to fix the size of the board.

Review on a CASE-BY-CASE basis proposals that give management the ability to alter the size of the board without shareholder approval.

5.             Tender Offer Defenses

Poison Pills

Generally, vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification, or to redeem its pill in lieu thereof, unless (1) shareholders have approved adoption of the plan, (2) a policy has already been implemented by the company that should reasonably prevent abusive use of the pill, or (3) the board had determined that it was in the best interest of shareholders to adopt a pill without delay, provided that such plan would be put to shareholder vote within twelve months of adoption or expire, and if not approved by a majority of the votes cast, would immediately terminate.

Review on a CASE-BY-CASE basis shareholder proposals to redeem a company’s poison pill.

Review on a CASE-BY-CASE basis management proposals to approve or ratify a poison pill or any plan that can reasonably be construed as an anti-takeover measure, with voting decisions generally based on the Agent’s approach to evaluating such proposals, considering factors such as rationale, trigger level and sunset provisions. Votes will generally be cast in a manner that seeks to preserve shareholder value and the right to consider a valid offer, voting AGAINST management proposals in connection with poison pills or anti-takeover activities that do not meet the Agent’s standards.

Fair Price Provisions

Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis.

Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Greenmail

Generally, vote FOR proposals to adopt antigreenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

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Review on a CASE-BY-CASE basis antigreenmail proposals when they are bundled with other charter or bylaw amendments.

Pale Greenmail

Review on a CASE-BY-CASE basis restructuring plans that involve the payment of pale greenmail.

Unequal Voting Rights

Generally, vote AGAINST dual-class exchange offers.

Generally, vote AGAINST dual-class recapitalizations.

Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

Generally, vote AGAINST management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments or other key proposals.

Generally, vote FOR shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments, unless the proposal also asks the issuer to mount a solicitation campaign or similar form of comprehensive commitment to obtain passage of the proposal.

Supermajority Shareholder Vote Requirement to Approve Mergers

Generally, vote AGAINST management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

Generally, vote FOR shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

White Squire Placements

Generally, vote FOR shareholder proposals to require approval of blank check preferred stock issues for other than general corporate purposes.

Amendments to Corporate Documents

Unless support is recommended by the Agent or Investment Professional (including, for example, as a condition to a major transaction such as a merger), generally, vote AGAINST proposals seeking to remove shareholder approval requirements or otherwise remove or diminish shareholder rights, e.g., by (1) adding restrictive provisions, (2) removing provisions or moving them to portions of the charter not requiring shareholder approval or (3) in corporate structures such as holding companies, removing provisions in an active subsidiary’s charter that provide voting rights to parent company shareholders. This policy would also generally apply to proposals seeking approval of corporate agreements or amendments to such agreements that the Agent recommends AGAINST because a similar reduction in shareholder rights is requested.

Generally, vote AGAINST proposals for charter amendments that may support board entrenchment or may be used as an anti-takeover device, particularly if the proposal is bundled or the board is classified.

Generally, vote FOR proposals seeking charter or bylaw amendments to remove anti-takeover provisions.

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6.             Miscellaneous

Confidential Voting

Generally, vote FOR shareholder proposals that request companies to adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows:

•       In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy.

•       If the dissidents agree, the policy remains in place.

•       If the dissidents do not agree, the confidential voting policy is waived.

Generally, vote FOR management proposals to adopt confidential voting.

Open Access

Consider on a CASE-BY-CASE basis shareholder proposals seeking open access to management’s proxy material in order to nominate their own candidates to the board.

Majority Voting Standard

Generally, vote FOR management proposals but AGAINST shareholder proposals, unless also supported by management, seeking election of directors by the affirmative vote of the majority of votes cast in connection with a meeting of shareholders, including amendments to corporate documents or other actions in furtherance of such standard, and provided such standard when supported does not conflict with state law in which the company is incorporated. For issuers with a history of board malfeasance or pervasive corporate governance concerns, consider such proposals on a CASE-BY-CASE basis.

Bundled Proposals

Except as otherwise provided for herein, review on a CASE-BY-CASE basis bundled or “conditioned” proxy proposals, generally voting AGAINST bundled proposals containing one or more items not supported under these Guidelines if the Agent or an Investment Professional deems the negative impact, on balance, to outweigh any positive impact.

Shareholder Advisory Committees

Review on a CASE-BY-CASE basis proposals to establish a shareholder advisory committee.

Reimburse Shareholder for Expenses Incurred

Voting to reimburse expenses incurred in connection with shareholder proposals should be analyzed on a CASE-BY-CASE basis, with voting decisions determined based on the Agent’s criteria, considering whether the related proposal received the requisite support for approval and was adopted for the benefit of the company and its shareholders.

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Other Business

In connection with proxies of U.S. issuers, generally vote FOR management proposals for Other Business, except in connection with a proxy contest in which a Fund is not voting in support of management.

Quorum Requirements

Review on a CASE-BY-CASE basis proposals to lower quorum requirements for shareholder meetings below a majority of the shares outstanding.

Advance Notice for Shareholder Proposals

Generally, vote FOR management proposals related to advance notice period requirements, provided that the period requested is in accordance with applicable law and no material governance concerns have been identified in connection with the issuer.

7.             Capital Structure

Analyze on a CASE-BY-CASE basis.

Common Stock Authorization

Review proposals to increase the number of shares of common stock authorized for issue on a CASE-BY-CASE basis. Except where otherwise indicated, the Agent’s proprietary approach, utilizing quantitative criteria (e.g., dilution, peer group comparison, company performance and history) to determine appropriate thresholds and, for requests marginally above such allowable threshold, a qualitative review (e.g., rationale and prudent historical usage), will generally be utilized in evaluating such proposals.

•       Generally vote FOR proposals to authorize capital increases within the Agent’s allowable thresholds or those in excess but meeting Agent’s qualitative standards, but consider on a CASE-BY-CASE basis those requests failing the Agent’s review for proposals in connection with which a contrary recommendation from the Investment Professional(s) has been received and is to be utilized (e.g., in support of a merger or acquisition proposal).

•       Generally vote FOR proposals to authorize capital increases within the Agent’s allowable thresholds or those in excess but meeting Agent’s qualitative standards, unless the company states that the stock may be used as a takeover defense. In those cases, consider on a CASE-BY-CASE basis if a contrary recommendation from the Investment Professional(s) has been received and is to be utilized.

•       Generally vote FOR proposals to authorize capital increases exceeding the Agent’s thresholds when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

•       Generally, vote AGAINST proposals to increase the number of authorized shares of a class of stock if the issuance which the increase is intended to service is not supported under these Guidelines.

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Dual Class Capital Structures

Generally, vote AGAINST proposals to increase the number of authorized shares of the class of stock that has superior voting rights in companies that have dual class capital structures, but consider CASE-BY-CASE if bundled with favorable proposal(s) or if approval of such proposal(s) is a condition of such favorable proposal(s).

Generally, vote AGAINST management proposals to create or perpetuate dual class capital structures with unequal voting rights, and vote FOR shareholder proposals to eliminate them, in cases in which the relevant Fund owns the class with inferior voting rights, but generally vote FOR management proposals and AGAINST shareholder proposals in cases in which the relevant Fund owns the class with superior voting rights. Consider CASE-BY-CASE if bundled with favorable proposal(s) or if approval of such proposal(s) is a condition of such favorable proposal(s).

Consider management proposals to eliminate dual class capital structures CASE-BY-CASE, generally voting with the Agent’s recommendation unless a contrary recommendation has been received from the Investment Professional for the relevant Fund and is to be utilized.

Stock Distributions: Splits and Dividends

Generally, vote FOR management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares falls within the Agent’s allowable thresholds, but consider on a CASE-BY-CASE basis those proposals exceeding the Agent’s threshold for proposals in connection with which a contrary recommendation from the Investment Professional(s) has been received and is to be utilized.

Reverse Stock Splits

Consider on a CASE-BY-CASE basis management proposals to implement a reverse stock split. In the event the split constitutes a capital increase effectively exceeding the Agent’s allowable threshold because the request does not proportionately reduce the number of shares authorized, vote FOR the split if the Agent otherwise supports management’s rationale.

Preferred Stock

Generally, vote AGAINST proposals authorizing the issuance of preferred stock or creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock), but vote FOR if the Agent or an Investment Professional so recommends because the issuance is required to effect a merger or acquisition proposal.

Generally, vote FOR proposals to issue or create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense. Generally vote AGAINST in cases where the company expressly states that, or fails to disclose whether, the stock may be used as a takeover defense, but vote FOR if the Agent or an Investment Professional so recommends because the issuance is required to effect a merger or acquisition proposal.

Generally, vote FOR proposals to authorize or issue preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

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Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.

Shareholder Proposals Regarding Blank Check Preferred Stock

Generally, vote FOR shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

Adjustments to Par Value of Common Stock

Generally, vote FOR management proposals to reduce the par value of common stock.

Preemptive Rights

Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights or management proposals that seek to eliminate them. In evaluating proposals on preemptive rights, consider the size of a company and the characteristics of its shareholder base.

Debt Restructurings

Review on a CASE-BY-CASE basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan.

Share Repurchase Programs

Generally, vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms, but vote AGAINST plans with terms favoring selected, non-Fund parties.

Generally, vote FOR management proposals to cancel repurchased shares.

Generally, vote AGAINST proposals for share repurchase methods lacking adequate risk mitigation as assessed by the Agent.

Tracking Stock

Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis.

8.             Executive and Director Compensation

Unless otherwise provided for herein, votes with respect to compensation and employee benefit plans should be determined on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s quantitative approach to evaluating such plans, which includes determination of costs and comparison to an allowable cap.

•       Generally, vote in accordance with the Agent’s recommendations FOR equity-based plans with costs within such cap and AGAINST those with costs in excess of it, except that plans above the cap may be supported if so recommended by the Agent or Investment Professional as a condition to a major transaction such as a merger.

•       Generally, vote AGAINST plans if the Agent suggests cost or dilution assessment may not be possible due to the method of disclosing shares allocated to the plan(s), except that

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such concerns arising in connection with evergreen provisions shall be considered CASE-BY-CASE.

•       Generally, vote FOR plans with costs within the cap if the considerations raised by the Agent pertain solely to equity compensation burn rate or pay for performance as defined by Agent.

•       Generally, vote AGAINST plans administered by potential grant recipients.

•       Consider plans CASE-BY-CASE if the Agent raises other considerations not otherwise provided for herein.

Restricted Stock or Stock Option Plans

Consider proposals for restricted stock or stock option plans, or the issuance of shares in connection with such plans, on a CASE-BY-CASE basis, considering factors such as level of disclosure and adequacy of vesting or performance requirements. Plans that do not meet the Agent’s criteria in this regard may be supported, but vote AGAINST if no disclosure is provided regarding either vesting or performance requirements.

Management Proposals Seeking Approval to Reprice Options

Review on a CASE-BY-CASE basis management proposals seeking approval to reprice, replace or exchange options, considering factors such as rationale, historic trading patterns, value-for-value exchange, vesting periods and replacement option terms. Generally, vote FOR proposals that meet the Agent’s criteria for acceptable repricing, replacement or exchange transactions, except that considerations raised by the Agent regarding burn rate or executive participation shall not be grounds for withholding support.

Vote AGAINST compensation plans that (1) permit or may permit (e.g., history of repricing and no express prohibition against future repricing) repricing of stock options, or any form or alternative to repricing, without shareholder approval, (2) include provisions that permit repricing, replacement or exchange transactions that do not meet the Agent’s criteria (except regarding burn rate or executive participation as noted above), or (3) give the board sole discretion to approve option repricing, replacement or exchange programs.

Director Compensation

Votes on stock-based plans for directors are made on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s quantitative approach described above as well as a review of qualitative features of the plan in cases in which costs exceed the Agent’s threshold. DO NOT VOTE AGAINST plans for which burn rate is the sole consideration raised by the Agent.

Employee Stock Purchase Plans

Votes on employee stock purchase plans, and capital issuances in support of such plans, should be made on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such plans, except that negative recommendations by the Agent due to evergreen provisions will be reviewed CASE-BY-CASE.

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OBRA-Related Compensation Proposals:

Amendments that Place a Cap on Annual Grants or Amend Administrative Features

Generally, vote FOR plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

Amendments to Add Performance-Based Goals

Generally, vote FOR amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

Amendments to Increase Shares and Retain Tax Deductions Under OBRA

Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a CASE-BY-CASE basis.

Approval of Cash or Cash-and-Stock Bonus Plans

Generally, vote FOR cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA, with primary consideration given to management’s assessment that such plan meets the requirements for exemption of performance-based compensation.

Shareholder Proposals Regarding Executive and Director Pay

Regarding the remuneration of individuals other than senior executives and directors, generally, vote AGAINST shareholder proposals that seek to expand or restrict disclosure or require shareholder approval beyond regulatory requirements and market practice. Vote AGAINST shareholder proposals that seek disclosure of executive or director compensation if providing it would be out of step with market practice and potentially disruptive to the business.

Unless evidence exists of abuse in historical compensation practices, and except as otherwise provided for herein, generally vote AGAINST shareholder proposals that seek to impose new compensation structures or policies, such as “claw back” recoupments or advisory votes.

Golden and Tin Parachutes

Generally, vote FOR shareholder proposals to have golden and tin parachutes submitted for shareholder ratification, provided that such “parachutes” specify change-in-control events and that the proposal does not include unduly restrictive or arbitrary provisions such as advance approval requirements.

Generally vote AGAINST shareholder proposals to submit executive severance agreements that do not specify change-in-control events, Supplemental Executive Retirement Plans or deferred executive compensation plans for shareholder ratification, unless such ratification is required by the listing exchange.

Review on a CASE-BY-CASE basis all proposals to ratify or cancel golden or tin parachutes.

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Employee Stock Ownership Plans (ESOPs)

Generally, vote FOR proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is “excessive” (i.e., generally greater than five percent of outstanding shares).

401(k) Employee Benefit Plans

Generally, vote FOR proposals to implement a 401(k) savings plan for employees.

Expensing of Stock Options

Generally, vote AGAINST shareholder proposals to expense stock options before such treatment is required by the Federal Accounting Standards Board.

Holding Periods

Generally, vote AGAINST proposals requiring mandatory periods for officers and directors to hold company stock.

9.             State of Incorporation

Voting on State Takeover Statutes

Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

Voting on Reincorporation Proposals

Proposals to change a company’s state of incorporation should be examined on a CASE-BY-CASE basis, generally supporting management proposals not assessed by the Agent as a potential takeover defense. Generally, vote FOR management reincorporation proposals upon which another key proposal, such as a merger transaction, is contingent if the other key proposal is also supported. Generally, vote AGAINST shareholder reincorporation proposals not also supported by the company.

10.          Mergers and Corporate Restructurings

Input from the Investment Professional(s) for a given Fund shall be given primary consideration with respect to proposals regarding business combinations, particularly those between otherwise unaffiliated parties, or other corporate restructurings being considered on behalf of that Fund.

Generally, vote FOR a proposal not typically supported under these Guidelines if a key proposal, such as a merger transaction, is contingent upon its support and a vote FOR is accordingly recommended by the Agent or an Investment Professional.

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Mergers and Acquisitions

Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis.

Corporate Restructuring

Votes on corporate restructuring proposals, including demergers, minority squeezeouts, leveraged buyouts, spinoffs, liquidations, dispositions, divestitures and asset sales, should be considered on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such proposals.

Adjournment

Generally, vote FOR proposals to adjourn a meeting to provide additional time for vote solicitation when the primary proposal is also voted FOR.

Appraisal Rights

Generally, vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

Changing Corporate Name

Generally, vote FOR changing the corporate name.

11.          Mutual Fund Proxies

Election of Directors

Vote the election of directors on a CASE-BY-CASE basis.

Converting Closed-end Fund to Open-end Fund

Vote conversion proposals on a CASE-BY-CASE basis.

Proxy Contests

Vote proxy contests on a CASE-BY-CASE basis.

Investment Advisory Agreements

Vote the investment advisory agreements on a CASE-BY-CASE basis.

Approving New Classes or Series of Shares

Generally, vote FOR the establishment of new classes or series of shares.

Preferred Stock Proposals

Vote the authorization for or increase in preferred shares on a CASE-BY-CASE basis.

1940 Act Policies

Vote these proposals on a CASE-BY-CASE basis.

Changing a Fundamental Restriction to a Nonfundamental Restriction

Vote these proposals on a CASE-BY-CASE basis.

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Change Fundamental Investment Objective to Nonfundamental

Generally, vote AGAINST proposals to change a fund’s fundamental investment objective to nonfundamental.

Name Rule Proposals

Vote these proposals on a CASE-BY-CASE basis.

Disposition of Assets/Termination/Liquidation

Vote these proposals on a CASE-BY-CASE basis.

Changes to the Charter Document

Vote changes to the charter document on a CASE-BY-CASE basis.

Changing the Domicile of a Fund

Vote reincorporations on a CASE-BY-CASE basis.

Change in Fund’s Subclassification

Vote these proposals on a CASE-BY-CASE basis.

Authorizing the Board to Hire and Terminate Subadvisors Without Shareholder Approval

Generally, vote FOR these proposals.

Distribution Agreements

Vote these proposals on a CASE-BY-CASE basis.

Master-Feeder Structure

Generally, vote FOR the establishment of a master-feeder structure.

Mergers

Vote merger proposals on a CASE-BY-CASE basis.

Establish Director Ownership Requirement

Generally, vote AGAINST shareholder proposals for the establishment of a director ownership requirement.

Reimburse Shareholder for Expenses Incurred

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis.

Terminate the Investment Advisor

Vote to terminate the investment advisor on a CASE-BY-CASE basis.

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12.          Social and Environmental Issues

These issues cover a wide range of topics. In general, unless otherwise specified herein, vote CASE-BY-CASE. While a wide variety of factors may go into each analysis, the overall principle guiding all vote recommendations focuses on how or whether the proposal will enhance the economic value of the company. Because a company’s board is likely to have access to relevant, non-public information regarding a company’s business, such proposals will generally be voted in a manner intended to give the board (rather than shareholders) latitude to set corporate policy and oversee management.

Absent concurring support from the issuer, compelling evidence of abuse, significant public controversy or litigation, the issuer’s significant history of relevant violations; or activities not in step with market practice or regulatory requirements, or unless provided for otherwise herein, generally vote AGAINST shareholder proposals seeking to dictate corporate conduct, apply existing law, duplicate policies already substantially in place and/or addressed by the issuer, or release information that would not help a shareholder evaluate an investment in the corporation as an economic matter. Such proposals would generally include those seeking preparation of reports and/or implementation or additional disclosure of corporate policies related to issues such as consumer and public safety, environment and energy, labor standards and human rights, military business and political concerns, workplace diversity and non-discrimination, sustainability, social issues, vendor activities, economic risk or matters of science and engineering.

13.          Global Proxies

The foregoing Guidelines provided in connection with proxies of U.S. issuers shall also be applied to global proxies where applicable and not provided for otherwise herein. The following provide for differing regulatory and legal requirements, market practices and political and economic systems existing in various global markets.

Unless otherwise provided for herein, it shall generally be the policy of the Funds to vote AGAINST global proxy proposals in cases in which the Agent recommends voting AGAINST such proposal because relevant disclosure by the issuer, or the time provided for consideration of such disclosure, is inadequate. For purposes of these global Guidelines, “AGAINST” shall mean withholding of support for a proposal, resulting in submission of a vote of AGAINST or ABSTAIN, as appropriate for the given market and level of concern raised by the Agent regarding the issue or lack of disclosure or time provided.

In connection with practices described herein that are associated with a firm AGAINST vote, it shall generally be the policy of the Funds to consider them on a CASE-BY-CASE basis if the Agent recommends their support (1) as the issuer or market transitions to better practices (e.g., having committed to new regulations or governance codes) or (2) as the more favorable choice in cases in which shareholders must choose between alternate proposals.

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Routine Management Proposals

Generally, vote FOR the following and other similar routine management proposals:

•       the opening of the shareholder meeting

•       that the meeting has been convened under local regulatory requirements

•       the presence of quorum

•       the agenda for the shareholder meeting

•       the election of the chair of the meeting

•       the appointment of shareholders to co-sign the minutes of the meeting

•       regulatory filings (e.g., to effect approved share issuances)

•       the designation of inspector or shareholder representative(s) of minutes of meeting

•       the designation of two shareholders to approve and sign minutes of meeting

•       the allowance of questions

•       the publication of minutes

•       the closing of the shareholder meeting

Discharge of Management/Supervisory Board Members

Generally, vote FOR management proposals seeking the discharge of management and supervisory board members, unless the Agent recommends AGAINST due to concern about the past actions of the company’s auditors or directors or legal action is being taken against the board by other shareholders, including when the proposal is bundled.

Director Elections

Unless otherwise provided for herein, the Agent’s standards with respect to determining director independence shall apply. These standards generally provide that, to be considered completely independent, a director shall have no material connection to the company other than the board seat.

Agreement with the Agent’s independence standards shall not dictate that a Fund’s vote shall be cast according to the Agent’s corresponding recommendation. Further, the application of Guidelines in connection with such standards shall apply only in cases in which the nominee’s level of independence can be ascertained based on available disclosure. These policies generally apply to director nominees in uncontested elections; votes in contested elections, and votes on director nominees not subject to policies described herein, should be made on a CASE-BY-CASE basis.

For issuers domiciled in Canada, Finland, France, Ireland, the Netherlands, Sweden or tax haven markets, generally vote AGAINST non-independent directors in cases in which the full board serves as the audit committee, or the company does not have an audit committee.

For issuers in all markets, including those in tax haven markets and those in Japan that have adopted the U.S.-style board-with-committees structure, vote AGAINST non-independent directors who sit on the audit committee, or, if the slate of nominees is bundled, vote AGAINST the slate. If the slate is bundled and audit committee membership is unclear, vote FOR if the Agent otherwise recommends support.

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In tax haven markets, DO NOT VOTE AGAINST non-independent directors in cases in which the full board serves as the compensation committee, or the company does not have a compensation committee.

DO NOT VOTE AGAINST non-independent directors who sit on the compensation or nominating committees, provided that such committees meet the applicable independence requirements of the relevant listing exchange.

In cases in which committee membership is unclear, consider non-independent director nominees on a CASE-BY-CASE basis if no other issues have been raised in connection with his/her nomination.

Generally follow Agent’s recommendations to vote AGAINST individuals nominated as outside/non-executive directors who do not meet the Agent’s standard for independence, unless the slate of nominees is bundled, in which case the proposal(s) to elect board members shall be considered on a CASE-BY-CASE basis.

For issuers in Canada and tax haven markets, generally withhold support (AGAINST or ABSTAIN, as appropriate) from bundled slates of nominees if the board is non-majority independent. For issuers in other global markets, generally follow Agent’s standards for withholding support from bundled slates or non-independent directors excluding the CEO, as applicable, if the board is non-majority independent or the board’s independence cannot be ascertained due to inadequate disclosure.

Generally, withhold support (AGAINST or ABSTAIN, as appropriate) from nominees or slates of nominees presented in a manner not aligned with market practice and/or legislation, including:

•       bundled slates of nominees (e.g., Hong Kong or France);

•       simultaneous reappointment of retiring directors (e.g., South Africa);

•       in markets with term lengths capped by legislation or market practice, nominees whose terms exceed the caps or are not disclosed (except that bundled slates with such lack of disclosure shall be considered on a CASE-BY-CASE basis); or

•       nominees whose names are not disclosed in advance of the meeting (e.g., Austria, Philippines, Hong Kong or South Africa).

Such criteria will not generally provide grounds for withholding support in countries in which they may be identified as best practice but such legislation or market practice is not yet applicable, unless specific governance shortfalls identified by the Agent dictate that less latitude should be extended to the issuer.

In cases in which cumulative or net voting applies, generally vote with Agent’s recommendation to support nominees asserted by the issuer to be independent, even if independence disclosure or criteria fall short of Agent’s standards.

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Consider nominees for whom the Agent has raised concerns regarding scandals or internal controls on a CASE-BY-CASE basis. Generally, withhold support (AGAINST or ABSTAIN, as appropriate) from nominees or slates of nominees when:

•       the scandal or shortfall in controls took place at the company, or an affiliate, for which the nominee is being considered;

•       culpability can be attributed to the nominee (e.g., nominee manages or audits relevant function), and

•       the nominee has been directly implicated, with resulting arrest and criminal charge or regulatory sanction.

For markets such as the tax havens, Canada, Australia, South Africa and Malaysia (and for outside directors in South Korea) in which nominees’ attendance records are adequately disclosed, the Funds’ U.S. Guidelines with respect to director attendance shall apply.

Consider self-nominated director candidates on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such candidates.

Generally vote FOR nominees without regard to “over-boarding” issues raised by the Agent unless other concerns requiring CASE-BY-CASE consideration have been raised.

For companies incorporated in tax haven markets but which trade exclusively in the U.S., the Funds’ U.S. Guidelines with respect to director elections shall apply.

Board Structure

Generally, vote FOR proposals to fix board size, but also support proposals seeking a board range if the range is reasonable in the context of market practice and anti-takeover considerations. Proposed article amendments in this regard shall be considered on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such proposals.

Director and Officer Indemnification and Liability Protection

Generally, vote in accordance with the Agent’s standards for indemnification and liability protection for officers and directors, voting AGAINST overly broad provisions.

Independent Statutory Auditors

With respect to Japanese companies that have not adopted the U.S.-style board-with-committees structure, vote AGAINST any nominee to the position of “independent statutory auditor” whom the Agent considers affiliated, e.g., if the nominee has worked a significant portion of his career for the company, its main bank or one of its top shareholders. Where shareholders are forced to vote on multiple nominees in a single resolution, vote AGAINST all nominees.

Generally, vote AGAINST incumbent nominees at companies implicated in scandals or exhibiting poor internal controls.

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Key Committees

Generally, vote AGAINST proposals that permit non-board members to serve on the audit, compensation or nominating committee, provided that bundled slates may be supported if no slate nominee serves on the relevant committee(s).

Director Remuneration

Consider director compensation plans on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such proposals, while also factoring in the merits of the rationale and disclosure provided. Generally, vote FOR proposals to approve the remuneration of directors as long as the amount is not excessive and there is no evidence of abuse.

Retirement Bonuses

With respect to Japanese companies, generally vote FOR such proposals if all payments are for directors and auditors who have served as executives of the company. Generally vote AGAINST such proposals if one or more payments are for non-executive, affiliated directors or statutory auditors; when one or more of the individuals to whom the grants are being proposed (1) has not served in an executive capacity for the company for at least three years or (2) has been designated by the company as an independent statutory auditor, regardless of the length of time he/she has served. If the Agent raises scandal or internal control considerations, generally vote AGAINST bonus proposals only for nominees whom a Fund is also voting AGAINST for that reason, unless bundled with bonuses for a majority of retirees a Fund is voting FOR.

Stock Option Plans for Independent Internal Statutory Auditors

With respect to Japanese companies, follow the Agent’s guidelines with respect to proposals regarding option grants to independent internal statutory auditors, generally voting AGAINST such plans.

Compensation Plans

Unless otherwise provided for herein, votes with respect to compensation plans, and awards thereunder or capital issuances in support thereof, should be determined on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such plans, considering quantitative or qualitative factors as appropriate for the market.

Amendment Procedures for Equity Compensation Plans and ESPPs

For Toronto (Canada) Stock Exchange issuers, votes with respect to amendment procedures for security-based compensation arrangements and employee share purchase plans shall generally be cast in a manner designed to preserve shareholder approval rights, with voting decisions generally based on the Agent’s recommendation.

Shares Reserved for Equity Compensation Plans

Unless otherwise provided for herein, voting decisions shall generally be based on the Agent’s methodology, including classification of a company’s stage of development as growth or mature and the corresponding determination as to reasonability of the share requests.

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Generally, vote AGAINST equity compensation plans (e.g., option, warrant, restricted stock or employee share purchase plans or participation in company offerings such as IPOs or private placements), the issuance of shares in connection with such plans, or related management proposals that:

•       exceed Agent’s recommended dilution limits, including cases in which the Agent suggests dilution assessment is precluded by inadequate disclosure;

•       provide deep or near-term discounts to executives or directors, unless discounts to executives are deemed by the Agent to be adequately mitigated by other requirements such as long-term vesting (e.g., Japan);

•       are administered by potential grant recipients;

•       permit financial assistance in the form of non-recourse (or essentially non-recourse) loans in connection with executive’s participation;

•       for matching share plans, do not meet the Agent’s standards, considering holding period, discounts, dilution, purchase price and performance criteria;

•       vesting upon change in control if deemed by the Agent to evidence a conflict of interest or anti-takeover device;

•       provide no disclosure regarding vesting or performance criteria (provided that proposals providing disclosure in one or both areas, without regard to Agent’s criteria for such disclosure, shall be supported provided they otherwise satisfy these Guidelines);

•       allow plan administrators to make material amendments without shareholder approval unless adequate prior disclosure has been provided, with such voting decisions generally based on the Agent’s approach to evaluating such plans; or

•       provide for retesting in connection with achievement of performance hurdles unless the Agent’s analysis indicates that (1) performance targets are adequately increased in proportion to the additional time available, (2) the retesting is de minimis as a percentage of overall compensation or is acceptable relative to market practice, or (3) the issuer has committed to cease retesting within a reasonable period of time.

Generally, vote FOR such plans/awards or the related issuance of shares that (1) do not suffer from the defects noted above or (2) otherwise meet the Agent’s tests if the considerations raised by the Agent pertain primarily to performance hurdles, contract or notice periods, discretionary bonuses or vesting upon change in control (other than addressed above), provided the company has provided a reasonable rationale in support of the relevant plan/award, practice or participation.

Consider proposals in connection with such plans or the related issuance of shares in other instances on a CASE-BY-CASE basis.

Remuneration Reports

Generally, withhold support (AGAINST or ABSTAIN as appropriate for specific market and level of concerns identified by the Agent) from remuneration reports that include compensation plans permitting:

(1)   practices or features not supported under these Guidelines, including financial assistance under the conditions described above;

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(2)   retesting deemed by the Agent to be excessive relative to market practice (irrespective of the Agent’s support for the report as a whole);

(3)   equity award valuation triggering a negative recommendation from the Agent; or

(4)   provisions for retirement benefits or equity incentive awards to outside directors if not in line with market practice, except that reports will generally be voted FOR if contractual components are reasonably aligned with market practices on a going-forward basis (e.g., existing obligations related to retirement benefits or terms contrary to evolving standards would not preclude support for the report).

Reports receiving the Agent’s support and not triggering the concerns cited above will generally be voted FOR. Unless otherwise provided for herein, reports not receiving the Agent’s support due to concerns regarding severance/termination payments, “leaver” status, incentive structures and vesting or performance criteria not otherwise supported by these Guidelines shall be considered on a CASE-BY-CASE basis, factoring in the merits of the rationale and disclosure provided. Reports with unsupported features may be voted FOR in cases in which the Agent recommends their initial support as the issuer or market transitions to better practices (e.g., having committed to new regulations or governance codes).

Shareholder Proposals Regarding Executive and Director Pay

The Funds’ U.S. Guidelines with respect to such shareholder proposals shall apply.

General Share Issuances

Unless otherwise provided for herein, voting decisions shall generally be based on the Agent’s practice to vote FOR general issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital, general issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital, and requests to reissue repurchased shares if the related general issuance request is also supported.

Consider specific issuance requests on a CASE-BY-CASE basis based on the proposed use and the company’s rationale.

Generally, vote AGAINST proposals to issue shares (with or without preemptive rights), or to grant rights to acquire shares, in cases in which concerns have been identified by the Agent with respect to inadequate disclosure, inadequate restrictions on discounts, or authority to refresh share issuance amounts without prior shareholder approval.

Increases in Authorized Capital

Unless otherwise provided for herein, voting decisions should generally be based on the Agent’s approach, as follows:

•       Generally, vote FOR nonspecific proposals, including bundled proposals, to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

•       Vote FOR specific proposals to increase authorized capital, unless:

•       the specific purpose of the increase (such as a share-based acquisition or merger) does not meet these Guidelines for the purpose being proposed; or

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•       the increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.

•       Vote AGAINST proposals to adopt unlimited capital authorizations.

•       The Agent’s market-specific exceptions to the above parameters (e.g., The Netherlands, due to hybrid market controls) shall be applied.

Preferred Stock

Unless otherwise provided for herein, voting decisions should generally be based on the Agent’s approach, including:

•       Vote FOR the creation of a new class of preferred stock or issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

•       Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets the Agent’s guidelines on equity issuance requests.

•       Vote AGAINST the creation of (1) a new class of preference shares that would carry superior voting rights to the common shares or (2) blank check preferred stock unless the board states that the authorization will not be used to thwart a takeover bid.

Poison Pills/Protective Preference Shares

Generally, vote AGAINST management proposals in connection with poison pills or anti-takeover activities (e.g., issuances, transfers or repurchases) that do not meet the Agent’s standards. Generally vote in accordance with Agent’s recommendation to withhold support from a nominee in connection with poison pill or anti-takeover considerations when culpability for the actions can be specifically attributed to the nominee. Generally DO NOT VOTE AGAINST director remuneration in connection with poison pill considerations raised by the Agent.

Approval of Financial Statements and Director and Auditor Reports

Generally, vote FOR management proposals seeking approval of financial accounts and reports, unless there is concern about the company’s financial accounts and reporting, which, in the case of related party transactions, would include concerns raised by the Agent regarding consulting agreements with non-executive directors. However, generally do not withhold support from such proposals in connection with remuneration practices otherwise supported under these Guidelines or as a means of expressing disapproval of broader practices of the issuer or its board.

Remuneration of Auditors

Generally, vote FOR proposals to authorize the board to determine the remuneration of auditors, unless there is evidence of excessive compensation relative to the size and nature of the company.

Indemnification of Auditors

Generally, vote AGAINST proposals to indemnify auditors.

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Ratification of Auditors and Approval of Auditors’ Fees

Generally, follow the Agent’s standards for proposals seeking auditor ratification or approval of auditors’ fees, which indicate a vote FOR such proposals for companies in the MSCI EAFE index, provided the level of audit fee disclosure meets the Agent’s standards. In other cases, generally vote FOR such proposals unless there are material concerns raised by the Agent about the auditor’s practices or independence.

Allocation of Income and Dividends

Generally, vote FOR management proposals concerning allocation of income and the distribution of dividends.

Stock (Scrip) Dividend Alternatives

Generally, vote FOR most stock (scrip) dividend proposals, but vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Debt Instruments

Generally, vote AGAINST proposals authorizing excessive discretion, as assessed by the Agent, to a board to issue or set terms for debt instruments (e.g., commercial paper).

Debt Issuance Requests

When evaluating a debt issuance request, the issuing company’s present financial situation is examined. The main factor for analysis is the company’s current debt-to-equity ratio, or gearing level. A high gearing level may incline markets and financial analysts to downgrade the company’s bond rating, increasing its investment risk factor in the process. A gearing level up to 100 percent is considered acceptable.

Generally, vote FOR debt issuances for companies when the gearing level is between zero and 100 percent. Review on a CASE-BY-CASE basis proposals where the issuance of debt will result in the gearing level being greater than 100 percent, or for which inadequate disclosure precludes calculation of the gearing level, comparing any such proposed debt issuance to industry and market standards, and with voting decisions generally based on the Agent’s approach to evaluating such requests.

Financing Plans

Generally, vote FOR the adoption of financing plans if they are in the best economic interests of shareholders.

Related Party Transactions

Consider related party transactions on a CASE-BY-CASE basis. Generally, vote FOR approval of such transactions unless the agreement requests a strategic move outside the company’s charter or contains unfavorable terms.

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Approval of Donations

Generally, vote AGAINST such proposals unless adequate, prior disclosure of amounts is provided.

Capitalization of Reserves

Generally, vote FOR proposals to capitalize the company’s reserves for bonus issues of shares or to increase the par value of shares.

Article Amendments

Review on a CASE-BY-CASE basis all proposals seeking amendments to the articles of association.

Generally, vote FOR an article amendment if:

•       it is editorial in nature;

•       shareholder rights are protected;

•       there is negligible or positive impact on shareholder value;

•       management provides adequate reasons for the amendments or the Agent otherwise supports management’s position;

•       it seeks to discontinue and/or delist a form of the issuer’s securities in cases in which the relevant Fund does not hold the affected security type; or

•       the company is required to do so by law (if applicable).

Generally, vote AGAINST an article amendment if:

•       it removes or lowers quorum requirements for board or shareholder meetings below levels recommended by the Agent;

•       it reduces relevant disclosure to shareholders;

•       it seeks to align the articles with provisions of another proposal not supported by these Guidelines;

•       it is not supported under these Guidelines, is presented within a bundled proposal, and the Agent deems the negative impact, on balance, to outweigh any positive impact; or

•      it imposes a negative impact on existing shareholder rights, including rights of the Funds, to the extent that any positive impact would not be deemed by the Agent to be sufficient to outweigh removal or diminution of such rights.

With respect to article amendments for Japanese companies:

•      Generally vote FOR management proposals to amend a company’s articles to expand its business lines.

•      Generally vote FOR management proposals to amend a company’s articles to provide for an expansion or reduction in the size of the board, unless the expansion/reduction is clearly disproportionate to the growth/decrease in the scale of the business or raises anti-takeover concerns.

•      If anti-takeover concerns exist, generally vote AGAINST management proposals, including bundled proposals, to amend a company’s articles to authorize the Board to

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vary the annual meeting record date or to otherwise align them with provisions of a takeover defense.

•       Generally follow the Agent’s guidelines with respect to management proposals regarding amendments to authorize share repurchases at the board’s discretion, voting AGAINST proposals unless there is little to no likelihood of a “creeping takeover” (major shareholder owns nearly enough shares to reach a critical control threshold) or constraints on liquidity (free float of shares is low), and where the company is trading at below book value or is facing a real likelihood of substantial share sales; or where this amendment is bundled with other amendments which are clearly in shareholders’ interest.

Other Business

In connection with global proxies, vote in accordance with the Agent’s market-specific recommendations on management proposals for Other Business, generally AGAINST.

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Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

(a) (1) Portfolio Management. The following individuals comprise the investment committee of the Trust and share responsibility for the day-to-day management of the Trust’s portfolio:

Daniel A. Norman.  Mr. Norman is Senior Vice President and Senior Portfolio Manager in the Senior Debt Group, and has served in that capacity since November 1999. Prior to that,Mr. Norman was Senior Vice President and Portfolio Manager in the Senior Debt Group (since April 1995). Mr. Norman has managed the Trust since April 1995 and is responsible for the operations, analytics, legal and marketing areas for the Trust. Mr. Norman also serves as Senior Vice President of the Trust, and he serves as Senior Vice President of ING Senior Income Fund, another closed-end fund sub-advised by ING IM that invests primarily in Senior Loans. Mr. Norman co-manages the Trust with Mr. Bakalar.

Jeffrey A. Bakalar.  Mr. Bakalar is Senior Vice President and Senior Portfolio Manager in the Senior Debt Group, and has served in that capacity since November 1999. Prior to that, Mr. Bakalar was Senior Vice President and Portfolio Manager in the Senior Debt Group (since January 1998). Mr. Bakalar has managed the Trust since January 1998 and is responsible for overseeing the portfolio management of the Trust. Before joining ING Groep N.V., Mr. Bakalar was Vice President of The First National Bank of Chicago (from 1994 to 1998). Mr. Bakalar also serves as Senior Vice President of the Trust and as Senior Vice President of ING Senior Income Fund, another closed-end fund sub-advised by ING IM that invests primarily in Senior Loans. Mr. Bakalar co-manages the Trust with Mr. Norman.

Curtis F. Lee.  Mr. Lee is Senior Vice President and Chief Credit Officer in the Senior Debt Group and has served in that capacity since August 1999. Mr. Lee has managed the Trust since August 1999. Prior to joining the Investment Manager, Mr. Lee held a series of positions with Standard Chartered Bank in the credit approval and problem loan management functions (1992 - 1999). Mr. Lee also serves as Senior Vice President and Chief Credit Officer of the Trust (since January 2001), and he serves as Senior Vice President and Chief Credit Officer of ING Senior Income Fund, another closed-end fund sub-advised by ING IM that invests primarily in Senior Loans.

(a) (2) (i-iii) Other Accounts Managed

The following table shows the number of accounts and total assets in the accounts managed by the Portfolio Managers as of February 28, 2006.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accts*
Portfolio Manager	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)
Daniel A. Norman	2	4.5b	10	1.0	0	N/A
Jeffrey A. Bakalar	2	4.5b	10	1.0	0	N/A
Curtis F. Lee	2	4.5b	10	1.0	0	N/A

* Of these other accounts, none have an advisory fee based on performance

(a) (2) (iv) Conflicts of Interest

A portfolio manager may be subject to potential conflicts of interest because the portfolio manager is responsible for other accounts in addition to the Trust.  These other accounts may include, among others, other mutual funds, separately managed advisory accounts, commingled trust accounts, insurance separate accounts, wrap fee programs and hedge funds.  Potential conflicts may arise out of the implementation of differing investment strategies for the portfolio manager’s various accounts, the allocation of investment opportunities among those accounts or differences in the advisory fees paid by the portfolio manager’s accounts.

A potential conflict of interest may arise as a result of the portfolio manager’s responsibility for multiple accounts with similar investment guidelines.  Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager’s accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity.  Similar conflicts may arise when multiple accounts seek to dispose of the same investment.

A portfolio manager may also manage accounts whose objectives and policies differ from those of the Trust.  These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager.  For example, if an account were to sell a significant position in a security, which could cause the market price of that security to decrease, while the Trust maintained its position in that security.

A potential conflict may arise when a portfolio manager is responsible for accounts that have different advisory fees – the difference in the fees may create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to particularly appealing investment opportunities.  This conflict may be heightened where an account is subject to a performance-based fee.

As part of its compliance program, ING IM has adopted policies and procedures reasonably designed to address the potential conflicts of interest described above.

Finally, a potential conflict of interest may arise because the investment mandates for certain other accounts, such as hedge funds, may allow extensive use of short sales, which, in theory, could allow them to enter into short positions in securities where other accounts hold long positions. ING IM has policies and procedures reasonably designed to limit and monitor short sales by the other accounts to avoid harm to the Trust.

(a) (3) Compensation

Compensation consists of (a) fixed base salary; (b) bonus which is based on ING IM’s performance, three- and five-year pre-tax performance of the accounts the portfolio managers are primarily and jointly responsible for relative to account benchmarks and peer universe performance, and revenue growth of the accounts they are responsible for; and (c) long-term equity awards tied to the performance of our parent company, ING Groep.

Portfolio managers are also eligible to participate in an annual cash incentive plan.  The overall design of the ING IM annual incentive plan was developed to closely tie pay to performance, structured in such a way as to drive performance and promote retention of top talent.  As with base salary compensation, individual target awards are determined and set based on external market data and internal comparators.  Investment performance is measured on both relative and absolute performance in all areas.  ING IM has a defined index, the S&P’s LSTA Leveraged Loan Index and, where applicable, peer groups including but not limited to Russell, Morningstar, Inc. (“Morningstar”), Lipper Analytical Services, Inc. (“Lipper”) and Lehman and set performance goals to appropriately reflect requirements for each investment team.  The measures for each team are outlined on a “scorecard” that is reviewed on an annual basis.  These scorecards reflect a comprehensive approach to measuring investment performance versus both benchmarks and peer groups over one- and three-year periods and year-to-date net cash flow (changes in the accounts’ net assets not attributable to changes in the value of the accounts’ investments) for all accounts managed by the team.  The results for overall IIM scorecards are calculated on an asset weighted performance basis of the individual team scorecards.

Investment professionals’ performance measures for bonus determinations are weighted by 25% being attributable to the overall ING IM performance and 75% attributable to their specific team results (60% investment performance and 15% net cash revenue).

Based on job function, internal comparators and external market data, portfolio managers participate in the ING Long-Term Incentive Plan.  Plan awards are based on the current year’s performance as defined by the ING IM component of the annual incentive plan.  The awards vest in three years and are paid in a combination of ING restricted stock, stock options and restricted performance units.

Portfolio managers whose base salary compensation exceeds a particular threshold may participate in ING’s deferred compensation plan.  The plan provides an opportunity to invest deferred amounts of compensation in mutual funds, ING stock or at an annual fixed interest rate.  Deferral elections are done on an annual basis and the amount of compensation deferred is irrevocable.

(a) (4) Ownership of Securities

The following table shows the dollar range of shares of the Trust owned by each team member as of February 28, 2006, including investments by their immediate family members and amounts invested through retirement and deferred compensation plans.

Dollar Range of
Portfolio Manager	Trust Shares Owned
Daniel A. Norman	$101,000 - $500,000
Jeffrey A. Bakalar	$10,001 - $100,000
Curtis F. Lee	$0

(b) Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

None

Item 10.  Submission of Matters to a Vote of Security Holders.

The Board has a Nominating Committee for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Independent Trustee vacancies on the Board.  The Committee currently consists of all Independent Trustees of the Board (6 individuals). The Nominating Committee operates pursuant to a Charter approved by the Board.  The primary purpose of the Nominating Committee is to consider and present to the Board the candidates it proposes for nomination to fill vacancies on the Board.  In evaluating candidates, the Nominating Committee may consider a variety of factors, but it has not at this time set any specific minimum qualifications that must be met. Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.

The Nominating Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews its own nominees.  A shareholder nominee for director should be submitted in writing to the Fund’s Secretary.  Any such shareholder nomination should include at a minimum the following information as to each individual proposed for nomination as trustee: such individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a trustee (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of trustees, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.

The Secretary shall submit all nominations received in a timely manner to the Nominating Committee.  To be timely, any such submission must be delivered to the Fund’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either disclosure in a press release or in a document publicly filed by the Fund with the Securities and Exchange Commission.

Item 11.  Controls and Procedures.

(a)                                  Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)                                 There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)                    Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)                    A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(b)                                 The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

     (3)                   Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ING Prime Rate Trust

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: May 7, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: May 7, 2007

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: May 7, 2007